UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

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ASCENDIA BRANDS, INC.

(Name of Registrant As Specified In Its Charter)

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ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT NOTICE

To our Stockholders:

Ascendia Brands, Inc. (“we”, “Ascendia” or the “Company”) hereby gives notice to the holders of its common stock, par value $.001 per share (the “Common Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”), and Series C Convertible Preferred Stock, par value $.001 per share (the “Series C Preferred Stock”, and collectively with the Common Stock, the Series B Preferred Stock and the Series B-1 Preferred Stock, the “Capital Stock”), that, by written consent on January 15, 2008 (“the Written Consent”), in lieu of a meeting of stockholders, the holders of more than a majority of the voting power of our outstanding Capital Stock (1) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of our Common Stock to three billion (3,000,000,000), (2) authorized and approved each of the Transaction Documents (as defined in the Written Consent) and each transaction contemplated thereby (including, without limitation, for the purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and (3) authorized and approved the issuance of each of the Note (as defined in the Written Consent) and the A-2 Warrant (as defined in the Written Consent) (including, without limitation, for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Exchange Act).

The stockholder action by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained. This Information Statement is being furnished to all holders of Common Stock pursuant to Section 14(c) of the Exchange Act, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) business days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

This action has been approved by the board of directors of the Company and the holders of more than a majority of the voting power of our outstanding Capital Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

Andrew W. Sheldrick

Secretary

February [__], 2008

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ASCENDIA BRANDS, INC.

100 American Metro Boulevard

Suite 108

Hamilton, New Jersey 08619

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our common stock, par value $.001 per share (the “Common Stock”), Series B Convertible Preferred Stock, par value $.001 per share (the “Series B Preferred Stock”), Series B-1 Convertible Preferred Stock, par value $.001 per share (the “Series B-1 Preferred Stock”) and Series C Convertible Preferred Stock (the “Series C Preferred Stock” and collectively with the Common Stock, the Series B Preferred Stock and the Series B-1 Preferred Stock, the “Capital Stock”), in order to inform them that, in connection with the approval by our board of directors of the matters described below, the holders of more than a majority of the voting power of our outstanding Capital Stock have authorized and approved, by written consent dated January 15, 2008 (the “Written Consent”), (1) an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the authorized number of shares of our Common Stock from one billion (1,000,000,000) to three billion (3,000,000,000), (2) each of the Transaction Documents (as defined in the Written Consent) and each transaction contemplated thereby (including, without limitation, for the purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and (3) the issuance of each of the Note (as defined in the Written Consent) and the A-2 Warrant (as defined in the Written Consent) (including, without limitation, for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Exchange Act).

February 1, 2008 has been fixed as the record date for the determination of stockholders who are entitled to receive this Information Statement. On February 1, 2008, there were 41,973,590 shares of our Common Stock outstanding, 300 shares of our Series B Preferred Stock outstanding, 30 shares of our Series B-1 Preferred Stock outstanding and 26,500 shares of our Series C Preferred Stock outstanding (the Series B Preferred Stock, the Series B-1 Preferred Stock and the Series C Preferred Stock being collectively referred to as the “Preferred Stock”). Each share of Common Stock entitles its holder to one vote, each share of Series B Preferred Stock entitles its holders to 6,666.66 votes, each share of Series B-1 Preferred Stock entitles its holders to 6,666.66 votes and each share of Series C Preferred Stock entitles its holders to 7,541.4781 votes, in each case, on matters submitted to a vote of holders of the Common Stock; provided, however, that any holder of the Series B Preferred Stock or Series B-1 Preferred Stock shall not have the right to exercise voting rights with respect to shares of Series B Preferred Stock or Series B-1 Preferred Stock, respectively, to the extent that giving effect to such voting rights would result in such holder and its affiliates being deemed to own beneficially more than 9.99% of the aggregate number of shares of our Common Stock outstanding after giving effect to such exercise. Accordingly, as of the record date, the outstanding shares of Series B Preferred Stock and Series B-1 Preferred Stock entitle their holder to no votes (based upon 41,973,590 shares of Common Stock outstanding, of which 1,122,482 are held by the holders of the Series B and B-1 Preferred Stock, and 26,500 shares of Series C Preferred Stock outstanding, which are also held by the holders of the Series B and B-1 Preferred Stock).

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR CAPITAL STOCK ON OR ABOUT FEBRUARY [__], 2008.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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RECENT EVENTS

On November 19, 2007, we entered into a letter agreement with Prencen Lending LLC (“Prencen Lending”), an affiliate of Prentice Capital Management, L.P. (“Prentice”), pursuant to which Prencen Lending loaned the Company $2,000,000 (the “Loan”). In consideration of the Loan, we issued to Prencen Lending (i) an unsecured convertible note (the “Note”) and (ii) a warrant designated as Warrant No. A-2 (the “A-2 Warrant”) to purchase 3,000,000 shares of Common Stock of the Company at an initial exercise price of $0.26, which corresponded to the closing price of the Common Stock on the last trading day prior to the date of issuance of the Note. Both the exercise price under the A-2 Warrant, and the number of shares of Common Stock issuable upon exercise, are subject to anti-dilution adjustment.

By its terms, the Note matured on the earlier of (i) the issuance by the Company to any entity managed or advised by Prentice of a new series of our convertible preferred stock and (ii) one hundred and eighty (180) days from the date of its issuance. The Note bore interest, capitalized and payable on maturity, at the rate of fifteen percent (15%) per annum, subject to increase to up to twenty percent (20%) upon the occurrence or nonoccurrence of specified events. The Note provided that, upon the occurrence of a transaction involving the issuance of preferred stock to an affiliate of Prentice, the balance due under the Note would be converted into such preferred stock at the applicable transaction price.

The issuance of the A-2 Warrant triggered the application of anti-dilution provisions in certain other warrants then outstanding, including the Company’s Warrant No. A-1 expiring July 31, 2011 (the “A-1 Warrant”) and Warrant No. B-1 expiring July 31, 2011 (the “B-1 Warrant”) held by Prencen Lending. In addition, such issuance resulted in a reduction in the conversion price under the Company’s Subordinated Convertible Secured Term Notes due December 30, 2016 (the “Convertible Notes”).

On January 15 and 16, 2008, Ascendia entered into the following additional agreements, that collectively provided for a restructuring of its senior debt facility, the purchase by Prencen LLC (“Prencen”) of 26,500 shares of our Series C Preferred Stock, the surrender of the A-2 Warrant by Prencen Lending and the issuance of additional warrants to Prencen, Plainfield Direct Inc. (“Plainfield”) and Coty, Inc. (“Coty”):

(1)        On January 16, 2008, the Company amended its corporate charter by filing a Certificate of Designations creating the Series C Preferred Stock. Immediately thereafter, pursuant to a Securities Purchase Agreement dated as of January 15, 2008, (the “Securities Purchase Agreement”) between the Company and Prencen, we issued to Prencen 26,500 shares of the Series C Preferred Stock (the “Series C Preferred Shares”). The Note was assigned by Prencen Lending to Prencen, and Prencen paid the Company $24.5 million in cash at closing and converted the $2.0 million principal balance of the Loan. The Series C Preferred Shares are convertible into shares of Common Stock, at any time, at the option of the holders(s), at an initial rate of 7,541.4781 shares of Common Stock per share of Series C Preferred Stock (which represents an effective price of $0.1326 per share of Common Stock based upon the aggregate proceeds of sale of the Series C Preferred Stock of $26.5 million).

The proceeds have been used to pay down $1.5 million of the Company’s First Lien Term Notes, to pay off the balance of $18,403,258 on the Company’s revolving credit facility, to pay transaction fees and for general corporate purposes. The issuance was made in reliance upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and section 4(2) of the Securities Act. Each share of the Series C Preferred Stock entitles the holder thereof to the number of votes per share equal to the number of shares of Common Stock into which such share would be convertible, on all matters to be voted on by the shareholders of the Company.

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In connection with the sale of the Series C Preferred Shares to Prencen, we entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) in favor of Prencen, Prencen Lending, Watershed Capital Partners, L.P. (“Watershed”) and Watershed Capital Institutional Partners, L.P. (“Watershed Institutional” and together with Prencen, Prencen Lending and Watershed, the “Buyers”). The Registration Rights Agreement applies to shares of Common Stock held or subsequently acquired by the Buyers, and shares of Common Stock issuable upon the conversion of the Series B Preferred Stock, the Series B-1 Preferred Stock the Series C Preferred Stock and the Convertible Notes and upon the exercise of certain warrants (the “Initial Registrable Securities”). Pursuant to the Registration Rights Agreement, the Company shall file a registration statement with respect to the Initial Registrable Securities (as defined) no later than 60 days following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending February 28, 2010, or such earlier date as the Company is able to file a registration statement without the requirement to include certain required pro forma historical financial disclosure. In the event the Company fails to file such registration statement, or if the registration statement is not declared or maintained effective as required by the Registration Rights Agreement, the Company will become liable to pay financial penalties to the holders of the Initial Registrable Securities. The Registration Rights Agreement also grants the Buyers certain demand and piggyback registration rights on terms set forth in the Registration Rights Agreement. We are required to keep reserved for issuance a number of shares of our Common Stock corresponding in the aggregate to 130% of the shares of Common Stock issuable upon conversion or exercise, as the case may be, of the Convertible Notes (together with accrued interest thereon), the Preferred Stock and the Warrants, and 105% of the shares of Common Stock issuable upon the conversion or exercise, as the case may be, of all other convertible securities.

Contemporaneously with the sale of the Series C Preferred Shares, Watershed and Watershed Institutional (together, the “Watershed Entities”), and Prencen and Prencen Lending (together, the “Prencen Entities”), entered into separate waiver and consent agreements (respectively, the “Prencen Consent” and “Watershed Consent” and collectively, the “Consents”). Pursuant to the Consents, the Watershed Entities and Prencen Entities waived certain provisions of the Securities Purchase Agreements dated as of February 9, 2007, pursuant to which the Watershed Entities and Prencen Lending purchased the Convertible Notes.

In connection with the sale of the Series C Preferred Shares, Prencen surrendered the A-2 Warrant, which was exercisable into 3,000,000 Common Shares at an exercise price of $0.26 per share, for cancellation, and we issued to Prencen a new warrant, designated Warrant No. A-3 (the “A-3 Warrant”). The A-3 Warrant initially entitles the holder to purchase 5,129,159 shares of the Company’s Common Stock at an exercise price of $0.1326 per share. Both the initial exercise price and the number of shares of Common Stock issuable upon exercise of the A-3 Warrant are subject to anti-dilution adjustment as provided in the A-3 Warrant. The A-3 Warrant expires on January 15, 2013.

The sale of the Series C Preferred Shares triggered the application of anti-dilution provisions in other securities previously issued by us, including the A-1 Warrant, the B-1 Warrant and the Convertible Notes, resulting in an increase in the number of shares of Common Stock issuable upon the exercise/conversion of those securities.

(2)        Contemporaneously with the execution of the Securities Purchase Agreement, the Company, as administrative borrower on behalf of itself and the other borrowers under a Credit Agreement dated as of February 9, 2007 (the “First Lien Credit Agreement”), Ascendia Brands (Canada) Limited, as guarantor of the borrowers’ obligations under the First Lien Credit Agreement, Wells Fargo Foothill, Inc., as arranger and administrative agent for the lenders under the First Lien Credit Agreement, and the lenders listed on the signature pages thereto, entered into a Third Amendment to, and Waiver Under, Credit Agreement (the “First Lien Amendment”). Pursuant to the First Lien Amendment, certain affiliates of Plainfield and Watershed made term loans to the borrowers which are designated as A1-A (the “Term Loan A1-A”) in the aggregate principal amount of $6 million, the proceeds of which

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(together with $1.5 million in proceeds from the sale of the Series C Preferred Shares) were applied to pay down, ratably, $7.5 million in principal amount of the balance outstanding under the Company’s term loan designated A1 (the “Term Loan A1”). The Term Loan A1-A matures concurrently with the Term Loan A1 and bears interest at a rate of LIBOR plus 675 basis points, as to which 375 basis points are payable periodically in cash and 300 basis points are accrued and payable at maturity. The Term Loan A1-A is subordinate as to priority of payment to the Term Loan A1, and senior as to priority of payment to the term loan designated A2 (the “Term Loan A2”). Pursuant to the First Lien Amendment, the lenders waived certain defaults under the First Lien Credit Agreement, modified certain restrictions on the Company’s revolving credit facility and adjusted financial covenants through the end of our fiscal year ending February 28, 2009. In consideration of such waivers and amendments, the interest rate under the revolving credit facility and Term Loan A1 will increase to LIBOR plus 500 basis points and LIBOR plus 800 basis points with effect from March 1, 2009, i.e., the start of our 2009 fiscal year. The interest rate under the Term Loan A2 will increase by 300 basis points, provided that the portion of interest corresponding to 40% of the premium over LIBOR through February 28, 2009 will accrue and be payable upon maturity.

In connection with the execution of the Lien Amendments (as defined below), we agreed to pay the lenders of the Term Loan A1 an aggregate fee of $2,000,000, which will accrue in 12 equal monthly installments of $166,666.67. In addition, we issued to Plainfield a warrant (the “Plainfield Warrant”). The Plainfield Warrant entitles the holder to purchase shares of Common Stock corresponding to 0.097% of the Company’s “Fully Diluted Common Stock” (as defined in the Plainfield Warrant), which initially corresponds to 1,885,370 shares of Common Stock. The initial exercise price is $0.1326 per share, subject to anti-dilution adjustment as provided in the Plainfield Warrant.

(3)        Contemporaneously with the execution of the First Lien Amendment, the Company, as administrative borrower on behalf of itself and the other borrowers under a Credit Agreement dated as of February 9, 2007 (the “Second Lien Credit Agreement”), Ascendia Brands (Canada) Limited, as guarantor of the borrowers’ obligations under the Second Lien Credit Agreement, the lenders listed on the signature pages thereto, Wells Fargo Foothill, Inc., as collateral agent, and Watershed Administrative, LLC, as administrative agent for the lenders under the Second Lien Credit Agreement, entered into a Second Amendment to the Second Lien Credit Agreement (the “Second Lien Amendment” and together with the First Lien Amendment, the “Lien Amendments”). Pursuant to the Second Lien Amendment, the lenders waived certain defaults under the Second Lien Credit Agreement, adjusted financial covenants through the end of the our fiscal year ending February 28, 2009 and agreed to accrue interest payments becoming due through February 28, 2009, including a payment due December 28, 2007. In consideration of such waivers and amendments, the interest rate under the Second Line Credit Agreement will increase by 325 basis points, and such increased amount will not be paid in cash but will accrue and be payable upon maturity.

(4)        In connection with the transactions described above, the Company and Coty entered into Amendment No. 1 to Subordinated Note (the “Note Amendment”), pursuant to which the parties agreed to increase to $300 million (subject to certain adjustments) the “Senior Debt Cap” in the $20 million principal amount subordinated note dated as of February 9, 2007. In consideration of Coty’s agreement to enter into the Note Amendment, we issued Coty a warrant (the “Coty Warrant”) entitling the holder to purchase 753,194 shares of our Common Stock. The Coty Warrant expires January 15, 2014 and has an initial exercise price (subject to anti-dilution adjustment) of $0.1326 per share. The number of shares of Common Stock issuable upon exercise of the Coty Warrant is equal to the difference between (i) the number of shares of Common Stock for which the A-2 Warrant would have been exercisable after giving effect to the anti-dilution provision triggered by the sale of the Series C Preferred Shares, had it not been surrendered, and (ii) the number of shares of Common Stock for which the A-3 Warrant (which was issued to Prencen upon surrender of the A-2 Warrant) is initially exercisable.

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(5)        The issuance of each of the Note, the A-2 Warrant and the Common Stock issuable upon the conversion of the Note and the A-2 Warrant was expressly authorized and approved by the holders of a majority of our Capital Stock for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Exchange Act, as the same may be amended from time to time.

In addition, each of the Transaction Documents (as defined in the Written Consent) and each transaction contemplated thereby (including, without limitation, the issuance of the Series C Preferred Shares and the Preferred Conversion Shares, the exchange of the A-2 Warrant for the A-3 Warrant, the issuance of the A-3 Warrant and the issuance of Common Stock upon exercise of the A-3 Warrant) was expressly authorized and approved by the holders of a majority of our Capital Stock for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Exchange Act, as the same may be amended from time to time.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Amendment to the Certificate of Incorporation, the Form of Written Consent, the Securities Purchase Agreement, the Certificate of Designations, the Registration Rights Agreement, the A-3 Warrant, the Plainfield Warrant, the Coty Warrant, the Prencen Consent, the Watershed Consent, the First Lien Amendment, the Second Lien Amendment and/or the Note Amendment and is qualified in its entirety by reference to such agreements and documents, copies of which are attached to the Company’s Current Report on Form 8-K filed on January 22, 2008 and are filed herewith as Exhibits A-M, respectively.

Except for their status as the contractual documents between the parties with respect to the transactions described therein, none of the above-referenced agreements is intended to provide factual information about the parties, and the representations and warranties contained in such documents are made only for purposes of the respective agreements and as of specific dates, are intended solely for the benefit of the parties to the respective agreements, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the respective agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

Increase in Authorized Shares of Common Stock. As a result of the transactions described above, including the issuance of the Series C Preferred Shares, the issuance of the A-3 Warrant, the Plainfield Warrant and the Coty Warrant (collectively, the “Warrants”), and the operation of anti-dilution adjustments in the Convertible Notes, the Company’s authorized capital is insufficient to enable the Company to issue all of the shares of Common Stock issuable upon the conversion/exercise of the Preferred Stock (the “Preferred Conversion Shares”), the Convertible Notes (the “Note Conversion Shares”) and the Warrants, the B-1 Warrant and the A-1 Warrant (the “Warrant Shares” and with the Preferred Conversion Shares and Note Conversion Shares, collectively, the “Conversion Shares”).

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The Company’s Certificate of Incorporation currently authorizes 1 billion shares of Common Stock and 1 million shares of Preferred Stock. As of January 14, 2008 (i.e., immediately prior to the transactions consummated on January 15-16, 2008, as described above), (i) there were 41,973,590 shares of our Common Stock issued and outstanding; (ii) there were 43,871,660 shares of our Common Stock reserved for issuance pursuant to stock option plans and stock option agreements and warrants (not including the A-1 Warrant, A-2 Warrant or B-1 Warrant); (iii) there were 38,046,353 shares of our Common Stock reserved for issuance upon the exercise of the A-1, B-1 and A-2 Warrants; (iv) there were 300 shares of the Series B and 30 shares of the Series B-1 Preferred Stock issued and outstanding, each of which is convertible into 6,666.66 shares of our Common Stock or an aggregate of 2,200,000 shares of our Common Stock; and (vii) the balance outstanding under the Convertible Notes (including capitalized accrued interest) was approximately $93,578,362.28, convertible into an aggregate of approximately 705,719,173 shares of our Common Stock, and upon maturity of the Convertible Notes the balance thereunder (including accrued interest) will be approximately $210 million, convertible into roughly 807 million shares of our Common Stock at the conversion rate in effect as of such date; provided, however, that a holder of shares of the Series B Preferred Stock, Series B-1 Preferred Stock, the Convertible Notes and the Warrants may not, except in accordance with the terms thereof, convert any of the shares of Preferred Stock or amounts due under the Convertible Notes or exercise of any of the Warrants if and to the extent that, following such a conversion or exercise, such holder and its affiliates would collectively beneficially own more than 9.99% of the aggregate number of shares of our Common Stock outstanding following such conversion or exercise. The Company therefore did not have sufficient authorized shares of Common Stock to permit the issuance of (i) the Preferred Conversion Shares, and (ii) the additional Note Conversion Shares and Warrant Shares resulting from the transactions, including the increased number of Conversion Shares resulting from application of anti-dilution adjustments in other securities triggered by the sale of the Series C Preferred Stock. Therefore, as a condition to the purchase of the Series C Preferred Stock by Prencen and the granting of the Watershed Consent by Watershed, Prencen and Watershed required that the Company’s Certificate of Incorporation be amended to increase the number of authorized shares of Common Stock from one billion (1,000,000,000) to three billion (3,000,000,000).

In addition to the number of shares of Common Stock that are required to be authorized to permit the issuance of the Conversion Shares, our Board of Directors believes that it is in our best interests that we have the flexibility to issue additional shares of our Common Stock as needs may arise without further stockholder action, unless required by applicable law, regulation or the Company’s charter. We seek to provide this flexibility through management of our authorized shares of Capital Stock.

Except for the Conversion Shares, and except for currently outstanding employee stock options and warrants or obligations pursuant to existing employment agreements, we currently have no agreements, understandings, or plans for the issuance or use of the additional shares of our Capital Stock proposed to be authorized. The availability of the additional shares of our Common Stock will enhance our flexibility in connection with possible future actions, such as corporate mergers, acquisitions of businesses, property or securities, stock dividends, stock splits, financings and other corporate purposes. Our Board of Directors will decide whether, when and on what terms the issuance of shares of our Capital Stock may be appropriate in connection with any of the foregoing purposes, without the expense and delay of a special meeting of stockholders or an action by written consent and the requisite information statement. All newly authorized shares of our Common Stock would have the same rights as the currently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid. Holders of our Common Stock do not have preemptive rights to purchase additional shares of our Common Stock and are not entitled to cumulative voting for the election of our Board of Directors.

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A. Dilutive Effects of Additional Common Stock

Any future issuance of our Capital Stock could have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Our Board of Directors retains the right to issue additional shares of our Common Stock, either through public or private offerings, and any such future issuance could have a further dilutive effect.

Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock, reduce liquidity for those wishing to sell shares of Common Stock, and/or limit our ability to raise additional capital.

B. Possible Anti-Takeover Effects

The increase in our authorized Capital Stock could be construed as having anti-takeover effects. The availability of a significant amount of authorized but unissued shares of our Common Stock could be used by our Board of Directors to make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. Consequently, our Board of Directors could use these additional shares of our Common Stock to create voting or other impediments or to discourage persons seeking to gain control of us. Such shares of our Common Stock also could be privately placed with purchasers favorable to our Board of Directors in opposing such action. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares of our Common Stock also could be used to dilute the stock ownership of a person or entity seeking to obtain control of us should our Board of Directors consider the action of such entity or person not to be in the best interest of our stockholders.

In addition, the Company’s current Certificate of Incorporation provides our Board of Directors with the authority to issue preferred stock and to determine the preferences, limitations and relative rights of shares of preferred stock and to fix the number of shares constituting any series and the designation of such series, without any further vote or action by our stockholders. The preferred stock could be issued with voting, liquidation, dividend and other rights superior to the rights of our Common Stock. The potential issuance of preferred stock may delay or prevent a change in control of the Company, discourage bids for the Common Stock at a premium over the market price, and adversely affect the market price and the voting and other rights of the holders of our Common Stock.

The form of the Certificate of Amendment of the Certificate of Incorporation of the Company, the terms of which were approved by our board of directors and the holders of more than a majority of the voting power of our outstanding Capital Stock, is attached hereto as Exhibit A.

Stockholder approval is required for the amendments to the Company’s charter set forth above. As discussed above, we have obtained stockholder approval by written consent and the Written Consent will become effective on the twentieth (20th) business day following the date on which this Information Statement is first sent or given to our stockholders, or as soon thereafter as is reasonably practicable. Copies of the forms of Written Consent executed in connection with the stockholder approval are attached hereto as Exhibit B.

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NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. This Information Statement is first being mailed or given to stockholders on or about February [__], 2008. In accordance with the Exchange Act, the Written Consent and the approval of the matters described in the Written Consent and this Information Statement will become effective twenty (20) business days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, February 1, 2008, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately [__]% of its outstanding Common Stock, 100% of the Series B Preferred Stock, 100% of the Series B-1 Preferred Stock and 100% of the Series C Preferred Stock. Each share of Common Stock entitles its holder to one vote, each share of Series B Preferred Stock and each share of Series B-1 Preferred Stock to the extent permitted to vote entitles its holders to 6,666.66 votes, and each share of Series C Preferred Stock entitles its holder to 7,541.4781 votes in each case on most matters submitted to a vote of holders of the Common Stock. Certain of these stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the Written Consent set forth in this Information Statement.

The following table sets forth certain information as of February 1, 2008 with respect to the beneficial ownership of shares of our Common Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock by (i) each person known by us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our executive officers and directors as a group.

As of February 1, 2008, there were 41,973,590 shares of our Common Stock outstanding, 300 shares of our Series B Preferred Stock outstanding, 30 shares of our Series B-1 Preferred Stock outstanding and 26,500 shares of our Series C Preferred Stock outstanding. Beneficial ownership has been calculated and presented in accordance with Rule 13d-3 of the Exchange Act and, as such, the numbers below are not presented on a fully diluted basis.

Unless otherwise indicated below, (i) each stockholder has sole voting and investment power with respect to the shares shown; and (ii) the address for the stockholder is c/o Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619.

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Name and Address of Beneficial Owner	Shares of Series B and B-1 Ref. Stock	Percentage of Series B and B-1 Pref. Stock	Shares of Series C Pref. Stock	Percentage of Series C Pref. Stock	Shares of Common Stock	Percentage of Common Stock	Voting Shares (1)	Percentage of Voting Power (1)
Dana Holdings, L.L.C. One Palmer Square, Suite 330 Princeton, NJ 08542 (2)	-	0%	-	0%	9,083,457	21.64%	9,083,457	3.76%
MarNan L.L.C. One Palmer Square, Suite 330 Princeton, NJ 08542 (3)	-	0%	-	0%	7,530,243	17.94%	7,530,243	3.11%
Prencen LLC and Prencen Lending LLC 623 Fifth Avenue, 32nd Floor New York, NY 10022 (4)	330	100%	26,500	100%	206,100,811	83.46%	206,100,811	83.46%
Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. c/o Watershed Asset Management, L.L.C. One Maritime Plaza, Suite 1525 San Francisco, CA 94111 (5)	-	0%	-	0%	4,658,551	9.99%	4,658,551	1.89%
Coty, Inc. 2 Park Avenue New York, NY 10016	-	0%	-	0%	5,774,493	13.51%	5,774,493	2.38%
Robert L. Caulk	-	0%	-	0%	-	0.00%	-	0.00%
Robert F. Connolly	-	0%	-	0%	-	0.00%	-	0.00%
Joseph A. Falsetti	-	0%	-	0%	-	0.00%	-	0.00%
Marilyn Feuer	-	0%	-	0%	-	0.00%	-	0.00%
Mitchell P. Goldstein	-	0%	-	0%	-	0.00%	-	0.00%
Michael J. Gross c/o Prentice Capital Management L.P. 623 Fifth Avenue, 32nd Floor New York, NY 10022	-	0%	-	0%	-	0.00%	-	0.00%
Robert W. Bailey	-	0%	-	0%	-	0.00%	-	0.00%
Drew Collom	-	0%	-	0%	75,000	0.18%	75,000	*
Keith Daniels	-	0%	-	0%	75,000	0.18%	75,000	*
Bernard Kropfelder	-	0%	-	0%	-	0.00%	-	0.00%
Steven R. Scheyer	-	0%	-	0%	-	0.00%	-	0.00%
Andrew W. Sheldrick (6)	-	0%	-	0%	445,833	1.05%	445,833	*
Jack P. Wissman	-	0%	-	0%	-	0.00%	-	0.00%
All directors and executive officers as a group (13 persons)	-	0%	-	0%	595,833	1.40%	595,833	*

*	Less than one percent
(1)

This column reflects the relative voting power of the shares of the Company’s Capital Stock listed in the table with respect to matters voted upon by the holders of the Company’s Common Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock as a single class. Each share of Series B Preferred Stock and Series B-1 Preferred Stock, to the extent permitted to vote, is entitled to 6,666.66 votes on most matters and each share of Series C Preferred Stock is entitled to 7,541.4781 votes. For purposes of this table, holders of the Notes and the convertible Notes are deemed to be able to vote the shares of Common Stock that they beneficially own through their ownership of the Notes and the convertible Notes, even though ownership of the Notes and the convertible Notes does not entitle the holders of the Notes and the convertible Notes to vote on matters submitted to the holders of the shares of Common Stock.

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(2)

Joseph A. Falsetti, the President and Chief Executive Officer of the Company, owns a 50% percentage interest in, and is the sole manager and sole executive officer of, Dana Holdings, LLC. Mr. Falsetti disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by Dana Holdings, LLC.

(3)	Mark I. Massad is the sole manager and sole executive officer of MarNan, LLC. Mr. Massad disclaims beneficial ownership of the shares of Common Stock that are beneficially owned by MarNan, LLC.
(4)

Prencen Lending holds a Note in the principal amount of $76,000,000 that is convertible into shares of the Common Stock of the Company at a conversion price (after giving effect to anti-dilution adjustments) of $0.1326, provided that such securities and the warrants, preferred stock and other securities currently by Prencen and Prencen Lending (but not including the shares of Series C Preferred Stock and the A-3 Warrant) may not be converted into or exercised for shares of Common Stock to the extent that after giving effect to such conversion or exercise the holder, together with such holder’s affiliates, would beneficially own in excess of 9.99% of the shares outstanding immediately after giving effect to such exercise or conversion. The beneficial ownership set forth in the above table assumes that the exercise of the above-described blocker would prevent conversion of such securities other than the Series C Preferred Stock and the A-3 Warrant. If the blockers were not in place for all of the convertible or exercisable securities held by Prencen Lending and Prencen, the Convertible Note held by Prencen Lending would be convertible into 620,943,244 shares of Common Stock (based upon the aggregate principal and accrued interest of the Convertible Note outstanding as of December 31, 2007), the Series B Preferred Stock held by Prencen would be initially convertible into 2,000,000 shares of Common Stock, the Series B-1 Preferred Stock held by Prencen would be initially convertible into 200,000 shares of Common Stock and the A-1 Warrants and B Warrants held by Prencen would be exercisable for up to 48,356,348 and 20,361,990 shares, respectively, of Common Stock. Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen and Prencen Lending. Mr. Michael Zimmerman is the managing member of the general partner of Prentice Capital Management, L.P. Each of Prentice Capital Management, L.P. and Mr. Zimmerman disclaims beneficial ownership of any of these securities.

(5)

Watershed Capital Partners, L.P. (“WCP”) and Watershed Capital Institutional Partners, L.P. (“WCIP” and together with WCP, “Watershed”) hold Convertible Notes in the initial aggregate principal amount of $2,084,568 and $7,915,432, respectively, (plus capitalized accrued interest) that are convertible into shares of Common Stock at a conversion price (after giving effect to anti-dilution adjustments) of $0.1326, provided that such securities may not be converted into shares of Common Stock to the extent that after giving effect to such conversion the holder, together with such holder’s affiliates, would beneficially own in excess of 9.99% of the shares outstanding immediately after giving effect to the conversion. If the blocker were not in place, the Convertible Notes held by Watershed would be convertible into in total approximately 81,700,000 shares of Common Stock, based upon the aggregate principal and accrued interest outstanding as of December 31, 2007. WS Partners, L.L.C., as general partner to Watershed, may be deemed to be the beneficial owner of all such Convertible Notes and shares beneficially owned by Watershed. Watershed Asset Management, L.L.C., as investment adviser to Watershed, may be deemed to be the beneficial owner of all such Convertible Notes and shares beneficially owned by Watershed. Meridee A. Moore, as the Senior Managing Member of both WS Partners, L.L.C. and Watershed Asset Management, L.L.C., may be deemed to be the beneficial owner of all such Convertible Notes and shares beneficially owned by Watershed. Each of WS Partners, L.L.C., Watershed Asset Management, L.L.C. and Meridee A. Moore disclaims any beneficial ownership of any such Convertible Notes and shares.

(6)	Includes options to purchase 333,333 shares of Common Stock.

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BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our Common Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SELECTED HISTORICAL CONSOLIDATED AND/OR COMBINED FINANCIAL DATA OF

ASCENDIA BRANDS, INC.

The following selected combined and/or consolidated financial information of Ascendia Brands, Inc. and its subsidiaries for the years ended February 28, 2007, 2006 and 2005 has been derived from the audited historical financial statements included in the Annual Report on Form 10-K for the Fiscal Year Ended February 28, 2007 that was filed by the Company with the SEC on July 16, 2007, a copy of which has been delivered with this Information Statement. The following selected combined and/or consolidated financial information for the period from April 25, 2003 (inception) to February 29, 2004 has been derived from the audited historical financial statements included in Amendment No. 1 to the Annual Report on Form 10-K/A for the Fiscal Year Ended February 28, 2006 that was filed by the Company with the SEC on June 25, 2007. The following selected consolidated financial information for the period ended August 25, 2007 has been derived from the unaudited financial statements included in the Quarterly Report on Form 10-Q for the Fiscal Quarter ended August 25, 2007 that was filed by the Company with the SEC on January 10, 2008, copies of which have been delivered with this Information Statement.

($000’s) except per share amounts	For the period from 4/25/2003 (inception) to 2/29/2004 (1)	Year ended 2/28/2005 (1) (3)	(Restated) Year ended 2/28/2006 (1) (2) (3)	Year ended 2/28/2007 (1) (3) (4) (5)	26 Weeks Ended
					(Restated) 8/26/2006 (1)	(Unaudited) 8/25/2007 (4) (5)
Operating Data:
Net sales	$55,046	$69,861	$79,518	$99,642	$49,224	$75,882
Gross profit	6,803	7,491	5,260	15,165	9,102	14,301
Income (loss) from operations	(1,195)	(2,756)	(8,843)	(10,688)	124	(9,066)
Net income (loss) from continuing operations	(1,719)	(3,989)	(11,373)	(80,273)	1,092	8,068
Net income (loss) from discontinued operations	-	-	(37,540)	(23,330)	(1,498)	(585)
Net income (loss)	(1,719)	(3,989)	(48,913)	(103,603)	(406)	7,438
Income (loss) from continuing operations per common share	N/A	N/A	(0.74)	(5.75)	(0.07)	0.18
Income (loss) from discontinued operations per common share	N/A	N/A	(2.72)	(1.65)	(0.11)	(0.01)
Net income (loss) per common share	N/A	N/A	(3.46)	(7.40)	(0.37)	(0.08)
Balance Sheet Data (as of the period end):
Total assets	$24,461	$24,036	$102,946	$216,895	$108,584	$213,912
Current portion of long-term debt	8,203	8,930	32	2,000	9	253,006
Long-term debt, less current portion	7,608	6,875	80,000	271,317	79,338	-
Other long-term obligations	673	673	967	668	1,017	689
Stockholders’ equity (deficit)/members’ (loss)	(1,815)	(5,830)	8,869	(77,138)	13,834	(69,681)
Cash dividends declared per common share	0	0	0	0	0	0

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(1) On May 20, 2005, Hermes Holding Company, Inc., a wholly owned subsidiary of Cenuco, Inc., merged with Hermes Acquisition Company I, LLC (“HACI”) (the “Merger”). As a consequence of the Merger, HACI, together with its wholly owned subsidiaries, became wholly owned subsidiaries of Cenuco, Inc. For financial statement purposes, the Merger was treated as a recapitalization of HACI followed by the reverse acquisition of Cenuco, Inc. by HACI. Accordingly the financial position and results of operations of HACI and its predecessor entities are presented above for periods prior to the Merger and the financial position and results of operations of Cenuco have been included thereafter. The Company’s name was subsequently changed to Ascendia Brands, Inc. on May 9, 2006.

(2) On November 16, 2005, the Company acquired certain brands and brand related assets from Playtex, Inc. for approximately $58.0 million. Sales and expenses of the acquired Playtex products and amortization of related acquired intangible assets are reflected above from that date forward.

(3) In February 2007, the Company committed to the sale of its wireless subsidiary and as a result this operation has been presented as a discontinued operation. Subsequent to year end, the Company made a determination that a sale was no longer likely and decided to liquidate the wireless operation. The total loss from discontinued operations was $23.3 million and $37.5 million, respectively, for the years ended February 28, 2007 and 2006. There was no loss from discontinued operations for the year ended February 28, 2005 or for the period from April 25, 2003 (inception) to February 29, 2004. For the year ended February 28, 2007, the loss from discontinued operations consisted of the write-off of goodwill of $14.6 million, the write-off of the carrying value of net assets of $5.4 million (primarily software technology) and the loss from operations of $3.3 million. For the year ended February 28, 2006, loss from discontinued operations consisted of the write-off of goodwill of $35.1 million and the loss from operations of $2.4 million.

(4) In August 2006, the Company completed the issuance of secured notes with a beneficial conversion option and other embedded derivatives As a result of this financing arrangement, a compound derivative was identified and bifurcated and the related liability recorded as required under FASB No. 133 and EITF 00-19. This resulted in a $6.8 million loss being recorded in interest and other expense on August 2, 2006. The value of the compound derivative liability was adjusted as of August 26, 2006, resulting in a reduction of interest and other expense for the period between August 2 and August 26, 2006 of $11.2 million.

(5) On February 9, 2007, the Company acquired the Calgon™ and the healing garden® brands and brand related assets from Coty Inc. and certain of its affiliates. Sales and expenses of the acquired Coty products and amortization of related intangible assets are reflected from that date forward.

INCORPORATION BY REFERENCE

The SEC allows us to provide information to you by “incorporating by reference” the information we file with the SEC, which means that we can disclose important information about us to you by referring in this Information Statement to the documents we file with the SEC. Under the SEC’s regulations, any statement contained in a document incorporated by reference in this Information Statement is automatically updated and superseded by any information contained in this Information Statement, or by any subsequently filed document which is also incorporated or deemed to be incorporated herein and which modifies or supersedes such statement.

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We incorporate by reference the documents listed below:

•	Annual Report on Form 10-K for the Fiscal Year ended February 28, 2007 filed with the SEC on July 16, 2007
•	Quarterly Report on Form 10-Q for the Fiscal Quarter ended August 25, 2007 filed with the SEC on January 10, 2008

We are delivering with this Information Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended February 28, 2007, filed with the SEC on July 16, 2007, and our Quarterly Report on Form 10-Q for the Fiscal Quarter ended August 25, 2007, filed with the SEC on January 10, 2008. Upon request, we will provide copies of the exhibits to the Annual Report on Form 10-K for the Fiscal Year ended February 28, 2007 at no additional cost. All requests for copies should be directed to our Corporate Secretary, Ascendia Brands, Inc., 100 American Metro Boulevard, Suite 108, Hamilton, New Jersey 08619 or by telephone: 609-219-0930. You should rely only on the information incorporated by reference or provided in this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of such documents.

By order of the Board of Directors

Andrew W. Sheldrick

Secretary

February [___], 2008

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EXHIBIT A

CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF ASCENDIA BRANDS, INC.

Ascendia Brands, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST: The name of the Corporation is Ascendia Brands, Inc.

SECOND: The Corporation’s original Certificate of Incorporation was filed with the office of the Secretary of State of the State of Delaware on April 19, 1988.

THIRD: The Amended and Restated Certificate of Incorporation of the Corporation was amended on October 24, 2007.

FOURTH: The Amended and Restated Certificate of Incorporation of the Corporation is hereby further amended as follows:

(a)   the first paragraph of Article IV is deleted in its entirety and replaced with the following:

“The total number of shares of stock that the Corporation shall have the authority to issue is Three Billion (3,000,000,000) shares of Common Stock with a par value of $.001 per share and One Million (1,000,000) shares of Preferred Stock with a par value of $.001 per share. Series of Preferred Stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of Preferred Stock as adopted by the Board of Directors pursuant to the authority in this paragraph given. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the outstanding voting securities of the Corporation entitled to vote thereon irrespective of Section 242(b)(2) of the Delaware General Corporation Law.”

FIFTH: The foregoing amendments to the Amended and Restated Certificate of Incorporation of the Corporation were duly adopted in accordance with the provisions of Sections 228 (by written consent of the stockholders of the Corporation) and 242 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed and acknowledged by its duly authorized officer as of this 15th day of January, 2008.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name: Steven R. Scheyer

Title: President and Chief Executive Officer

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EXHIBIT B

WRITTEN CONSENT

OF CERTAIN STOCKHOLDERS

OF

ASCENDIA BRANDS, INC.

The undersigned, being the holder of at least a majority of the voting power of the outstanding shares of capital stock of Ascendia Brands, Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consents to the adoption of the following resolutions:

WHEREAS, the Board of Directors of the Corporation has approved and authorized the Corporation to enter into each of the following documents (collectively, the “Transaction Documents”): (i) the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Corporation (the “Certificate of Designations”); (ii) the Amended and Restated Registration Rights Agreement, dated as of January 15, 2008 by and among the Corporation and the Investors (the “Registration Rights Agreement”); (iii) the Securities Purchase Agreement, dated as of January 15, 2008 (the “Securities Purchase Agreement”) by and between the Corporation and Prencen LLC (“Prencen”); and (iv) the form of Irrevocable Transfer Agent Instructions to be delivered by the Corporation to the Corporation’s transfer agent pursuant to the Securities Purchase Agreement, and to consummate the transactions contemplated thereby; and

WHEREAS, a copy of each of the Transaction Documents has been provided to the undersigned stockholder; and

WHEREAS, pursuant to the Securities Purchase Agreement, Prencen purchased (the “Purchase”) shares of the Corporation’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), which are convertible into shares of the Common Stock (the “Preferred Conversion Shares”); and

WHEREAS, the Corporation will not after the Purchase have sufficient authorized shares of Common Stock to properly reserve shares of Common Stock as required pursuant to the total share reservation requirements contained in the Certificate of Designation and the other instruments governing Company’s outstanding convertible notes, convertible preferred stock and warrants and options to acquire shares of Common Stock; and

WHEREAS, the Board of Directors of the Corporation has approved, adopted and declared advisable an amendment of the certificate of incorporation of the Corporation in the form attached to and incorporated herein by reference as if fully set forth herein (the “Amendment”) pursuant to which the total number of shares of Common Stock that the Corporation would be authorized to issue would be raised from 1,000,000,000 shares to 3,000,000,000 shares;

NOW, THEREFORE, BE IT:

1

RESOLVED, that the certificate of incorporation of the Corporation be amended as provided in the Amendment; and be it further

RESOLVED, that the Amendment is hereby adopted; and be it further

RESOLVED, that the issuance of the Note and the Warrant (each as defined in the Securities Purchase Agreement) pursuant to the letter agreement of November 19, 2007 between Prencen Lending LLC and the Corporation be, and each of them hereby is, expressly authorized and approved, which approval shall, to the extent applicable to the transactions contemplated hereby, be deemed the approval of the holders of a majority of the securities of the Corporation for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Securities Exchange Act of 1934, as the same may be amended from time to time, and be it further

RESOLVED, that each of the Transaction Documents and each transaction contemplated thereby (including, without limitation, the issuance of the Preferred Shares and the Preferred Conversion Shares, the exchange of the Warrant for the New Warrant (each as defined in the Securities Purchase Agreement), the issuance of the New Warrant and the issuance of Common Stock of the Corporation upon exercise of the New Warrant) be, and each of them hereby is, expressly authorized and approved, which approval shall, to the extent applicable to the transactions contemplated hereby, be deemed the approval of the holders of a majority of the securities of the Corporation for purposes of Rule 16b-3(d)(2) and Rule 16b-3(e) of the Securities Exchange Act of 1934, as the same may be amended from time to time, and be it further

RESOLVED, that the Investors, WCP and WCIP (each as defined in the Securities Purchase Agreement) are the express third party beneficiaries of this Consent and this Consent shall not be amended or modified without their written consent; and be it further

RESOLVED, that the authorized officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further actions and to execute and deliver or cause to be executed and delivered all such further agreements, documents, instruments, notes, reports, certificates and undertakings, and to incur and pay all such fees and expenses as in their judgment shall be necessary or advisable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and all such acts of such officers taken pursuant to the authority granted herein, or having occurred prior to the date hereof in order to effect such transactions, are hereby approved, adopted, ratified and confirmed in all respects; and be it further

RESOLVED, that for purposes of each of the foregoing resolutions, the authorized officers of the Corporation shall be the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Secretary.

This Consent may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Telecopied signatures on this Consent shall be valid and effective for all purposes.

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3

IN WITNESS WHEREOF, the undersigned has duly executed this Written Consent as of the 15th day of January, 2008.

PRENCEN LLC

By: Prentice Capital Management, LP, its Manager

By:  /s/ Mathew Hoffman

Name: Mathew Hoffman

Title: General Counsel

4

EXHIBIT C

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of January 15, 2008, by and among Ascendia Brands, Inc., a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the ”Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.          The Company and each Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.          On November 19, 2007, Prencen Lending LLC entered into a letter agreement with the Company, pursuant to which Prencen Lending LLC loaned the Company $2,000,000. In consideration for the loan, the Company issued to Prencen Lending LLC (i) an unsecured convertible note in the principal amount of $2,000,000 (the “Note”) and (ii) a Series A Warrant, Warrant No. A-2, entitling Prencen Lending LLC to acquire 3,000,000 shares of Common Stock (as defined below) (the “Warrant”). The Note and Warrant was subsequently transferred to Prencen LLC.

C.           The Company has authorized a new series of convertible preferred stock designated as Series C Convertible Preferred Stock (the “Series C Preferred Stock”), the terms of which are set forth in the certificate of designations for such series of preferred stock (the “Certificate of Designations”) in the form attached hereto as Exhibit A (together with any convertible preferred shares issued in replacement thereof in accordance with the terms thereof, the “Preferred Shares”), which Preferred Shares shall be convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), in accordance with the terms of the Certificate of Designations.

D.          Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of Preferred Shares set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be 26,500) initially convertible into 199,849,170 shares of Common Stock (the Common Stock issuable upon such conversion, collectively, the “Conversion Shares”).

E.           The Preferred Shares and the Conversion Shares collectively are referred to herein as the “Securities.”

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

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1.	PURCHASE AND SALE OF PREFERRED SHARES.

(a)           Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Closing Date (as defined below) the number of Preferred Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (the “Closing”).

(b)         Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(c)         Purchase Price. The aggregate purchase price for the Preferred Shares to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, which amount, in the aggregate for all Buyers, shall not be less than $26,500,000. Each Buyer shall pay $1,000 for each Preferred Share to be purchased by such Buyer at the Closing.

(d)         Form of Payment. On the Closing Date, (i) each Buyer shall pay its Purchase Price (less, in the case of Prencen LLC, the amounts withheld pursuant to Section 4(g)) to the Company for the Preferred Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions; provided, however, that Prencen LLC may pay part of the Purchase Price set forth opposite its name on the Schedule of Buyers by delivering the Note to the Company for cancellation (the aggregate principal amount of, and accrued but unpaid interest on, such Note shall be applied to Prencen LLC’s portion of the Purchase Price) and (ii) the Company shall deliver to each Buyer the Preferred Shares (in such denominations as are set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers), each duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

(e)         Post-Closing Warrant Exchange. As additional consideration to the Company hereunder, promptly following the Closing Date, but no later than the fifth (5th) Business Day after the Closing Date (and in any event after the Company gives effect to any adjustments to the exercise price of the Warrant and the number of warrant shares issuable upon exercise of the Warrant resulting from the issuance of the Preferred Shares hereunder) (the “Exchange Date”), Prencen shall exchange the Warrant for a warrant of the Company (the “New Warrant”), identical to the Warrant in all respects as of the Exchange Date, except such New Warrant shall initially be exercisable for 753,194 less shares of Common Stock than the Warrant is exercisable on the Exchange Date. The exchange of the Warrant for the New Warrant is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

(f)          Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the New Warrant (including the corresponding shares of Common Stock issuable upon exercise of the New Warrant) may be tacked onto the holding

2

period of the Warrant (in the case of Cashless Exercise (as defined in the New Warrant)), and the Company agrees not to take a position contrary to this Section 1(f).

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to the Company with respect only to itself (and solely with respect to the Securities purchased by such Buyer) that as of the Closing Date:

(a)           Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined in Section 3(b)) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(b)          No Public Sale or Distribution. Such Buyer (i) is acquiring the Preferred Shares and (ii) upon conversion (if applicable) of the Preferred Shares will acquire the Conversion Shares, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)           Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)          Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e)           Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has

3

sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)           No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g)          Transfer or Resale. Such Buyer understands that (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Investor shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Investor provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. As used herein, “Investor” means a Buyer, or any transferee or assignee thereof, to whom a Buyer assigns some or all of its Preferred Shares and its rights under this Agreement and who agrees to become bound by the provisions of this Agreement.

(h)          Legends. Such Buyer understands that the certificates representing the Preferred Shares and the stock certificates representing the Conversion Shares, until such time as the resale of the Preferred Shares or Conversion Shares, as applicable, has been registered under the 1933 Act or except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933,

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AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Such Buyer understands (and the Company agrees) that upon the request of a holder of the Securities, the legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance, including an opinion of counsel in a generally acceptable form, that the Securities can be sold, assigned or transferred pursuant to Rule 144.

(i)           Validity; Enforcement. The Transaction Documents to which such Buyer is a party, have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(j)           No Conflicts. The execution, delivery and performance by such Buyer of the Transaction Documents to which such Buyer is a party, and the consummation by such Buyer of the transactions contemplated hereby and thereby, will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder or thereunder.

(k)          Receipt of Documents. Such Buyer and/or its counsel acknowledges that, to the extent such Buyer and/or its counsel has deemed necessary, such Buyer and/or its counsel has read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, and the other Transaction Documents (as defined below); (ii) the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004; (iii) the Company’s

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Annual Report on Form 10-K for the fiscal year ended February 28, 2006; (iv) the Company’s Quarterly Report on Form 10-QSB for the fiscal quarters ended September 30, 2004, December 31, 2004 and March 31, 2005; (v) the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005, August 27, 2005, November 26, 2005, May 27, 2006, August 26, 2006 and November 25, 2006; (vi) Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended May 28, 2005, August 27, 2005 and November 26, 2005; (vii) Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended November 26, 2005; (viii) the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2007; (ix) Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 26, 2007; (x) the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended August 25, 2007; and (xi) Form 12b-25 for the fiscal quarter ended November 24, 2007.

(l)           No Legal Advice From the Company. Such Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Such Buyer is relying solely on itself and such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction, except that the Buyers are relying on the accuracy of the representations and warranties made by the Company herein.

(m)         Organization; Domicile. Such Buyer is organized in that jurisdiction specified below its address on the Schedule of Buyers.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants as of the date of execution hereof and as of the Closing Date that:

(a)          Organization and Qualification. Except as set forth in Schedule 3(a), the Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Except as set forth in Schedule 3(a), each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. The Company is not required to qualify as a foreign corporation in any jurisdiction. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, assets, operations, results of operations, condition (financial or otherwise) of the Company, its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents. The Company has no Subsidiaries, except as set forth on Schedule 3(a). Each of the Company’s Subsidiaries are, directly or indirectly, wholly owned by the Company and no other Person owns any stock,

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membership interest, or any equity interest in such Subsidiary or any option, warrant or other similar interest with respect thereto.

(b)          Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Certificate of Designations, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated hereby and thereby (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Shares, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Preferred Shares, have been duly authorized by the Company’s board of directors and the restructuring committee of the Company’s board of directors and (other than the filing with the SEC of the Transaction Information Statement and/or proxy statement referred to in Section 4(o)) no further filing, consent, or authorization is required by the Company, its board of directors, the restructuring committee of the Company’s board of directors or its stockholders. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against it in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. As of the Closing Date, the Certificate of Designations, in the form attached hereto as Exhibit A, will have been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms and will not have been amended.

(c)          Issuance of Securities. The issuance of the Preferred Shares was duly authorized and upon issuance in accordance with the terms of the Transaction Documents shall be free from all preemptive or similar rights, taxes, liens and charges with respect thereto and the Preferred Shares are fully paid and nonassessable. Immediately following the effectiveness of the Third Lien Share Waiver, the Company shall have reserved from its duly authorized (but unissued) capital stock not less than the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the Certificate of Designations)). Upon issuance or conversion in accordance with the Certificate of Designations, the Conversion Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming that the representations and warranties of the Buyers set forth in clauses (b), (c) and (e) of Section 2 herein are true, the offer and issuance by the Company of the Securities being sold by it are exempt from registration under the 1933 Act.

(d)          No Conflicts. Except as set forth on Schedule 3(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and reservation for issuance of the Conversion

7

Shares) will not (i) result in a violation of the Certificate of Incorporation of the Company or any of its Subsidiaries, any capital stock of the Company or Bylaws (as defined in Section 3(r)), the Certificate of Designations or any other certificates of designations of the Company or the constitutive documents of any of its Subsidiaries, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, any right of any executive officer to terminate his or her employment agreement and/or receive any severance payments or give rights to any payment obligation other than listing fees to be paid to the Principal Market (as defined below)) or (iii) result in a violation of any material law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, but expressly excluding the rules and regulations of the American Stock Exchange (the “Principal Market”)).

(e)          Consents. Other than as set forth on Schedule 3(e) hereto, neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any application to or filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. Except as provided in the first sentence of Section 3(e), all consents, authorizations, orders, filings and registrations which the Company and/or its Subsidiaries, as applicable, are required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date, and the Company and its Subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the consents, authorizations, orders, registrations, applications or filings pursuant to the preceding sentence.

(f)          Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents to which it is a party and the transactions contemplated hereby and thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents and the transactions contemplated hereby and thereby has been based solely on the independent evaluation by the Company and its representatives.

(g)          No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Subsidiaries or affiliates (other than the Buyer), nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Except as set forth on Schedule 3(g), the Company has not incurred any broker fees or commissions,

8

placement agent’s fees or financial advisory fees relating to or arising out of the transactions contemplated hereby. Notwithstanding the foregoing, the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor), if any, relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. Except as set forth on Schedule 3(g), neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(h)          No Integrated Offering. None of the Company, its Subsidiaries, any of their respective affiliates, and/or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act in a manner that would require registration of the Securities under the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except for the transactions contemplated by the Registration Rights Agreement Amendment (as defined below) and the Coty Registration Rights Agreement (as defined below), none of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf has taken any action or steps that could or would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

(i)           Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of all or a portion of the Preferred Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)           Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement and/or the other Transaction Documents, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. Except as set forth on Schedule 3(j), the Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)          SEC Documents; Financial Statements. Except as set forth on Schedule 3(k), during the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC

9

pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. Except as set forth on Schedule 3(k) or as disclosed in the SEC Documents, (i) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and (ii) none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3(k) or as disclosed in the SEC Documents, as of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers that is not included in the SEC Documents, including, without limitation, information referred to in Section 2(e) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l)           Absence of Certain Changes. Except as disclosed in Schedule 3(l), since February 28, 2007, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually, in excess of $100,000, or in the aggregate, in excess of $250,000. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law.

(m)	[Reserved]

(n)          Conduct of Business; Regulatory Permits. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or Bylaws or their organizational charter or certificate of incorporation or bylaws or other constitutive documents, respectively. Except as set forth on Schedule 3(n), neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and the Company covenants that neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which

10

could not, individually or in the aggregate, have a Material Adverse Effect. During the two (2) years prior to the date hereof, (i) the Common Stock has been designated for quotation on the Principal Market and (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)          Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)	[Reserved]

(q)          Transactions With Affiliates. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than as disclosed on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries or, to the knowledge of the Company or any of its Subsidiaries, any Material Stockholder (as defined below) is presently (directly or indirectly) a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for any financing, the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any Material Stockholder or any corporation, partnership, trust or other entity in which any such officer, director, or employee or Material Stockholder has a substantial interest or is an officer, director, affiliate, trustee, stockholder or partner. For the purpose of this Agreement, a “Material Stockholder” as of any given date, means, to the knowledge of the Company, any stockholder of the Company that, together with any such stockholder’s affiliates, holds Common Stock, Options and/or Equity/Convertible Securities (as defined below), which in the aggregate represent at least 5% of the outstanding Common Stock of the Company (as determined on an as-converted basis).

(r)          Equity Capitalization. As of the date hereof (and prior to the effectiveness of the Third Lien Share Waiver), the authorized capital stock of the Company consists of (i) 1,000,000,000 shares of Common Stock, of which as of the date hereof (and prior to consummation of the transactions contemplated hereby), (a) 41,973,590 are issued and outstanding, (b) 2,228,299 are reserved for issuance upon the exercise of options granted under the Company’s 2000 Plan, (c) 24,075,000 are reserved for awards under the Company’s 2007 Stock Incentive Plan, (d) 14,318,182 are reserved for issuance upon the exercise of non-plan employee stock options, (e) 2,059,621 are reserved for issuance upon the exercise of certain

11

warrants issued prior to May 20, 2005, (f) 500,000 are reserved for issuance upon the exercise of certain warrants issued in connection with the acquisition of Hermes Acquisition Co. I LLC by Cenuco, Inc., (g) 690,247 are reserved for issuance upon the exercise of warrants issued to Stanford Group Co and affiliates, (h) 27,661,738 are reserved for issuance upon the exercise of the Company’s Series A Warrants, (i) 10,384,615 are reserved for issuance upon the exercise of the Company’s Series B Warrants, and (j) 804,797,515 are reserved for issuance upon the conversion of the Third Lien Notes (as defined in the Certificate of Designations), and (ii) 1,000,000 shares of preferred stock, of which as of the date hereof, (x) 300 shares have been designated as Series B Convertible Preferred Stock, all of which, as of the date hereof, are issued and outstanding, and (y) 30 shares have been designated as Series B-1 Convertible Preferred Stock, all of which, as of the date hereof, are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(r): (i) none of the Company’s nor any of its Subsidiaries’ capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (except as set forth on Schedule 3(s)) of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) other than with respect to the Permitted Senior Indebtedness, there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Existing Registration Rights Agreement (as defined below), the Registration Rights Agreement Amendment (as defined below) and the Registration Rights Agreement, dated as of February 9, 2007, by and among the Company and Coty, Inc. (the “Coty Registration Rights Agreement”)); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), the constitutive documents for each of the Company’s Subsidiaries and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect of the Company and its Subsidiaries. Upon

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consummation of the transactions contemplated by the Transaction Documents, the capitalization of the Company shall be as set forth on Schedule 3(r-2). Except as expressly noted on Schedule 3(r-2), none of the options or warrants listed in Schedule 3(r-2) contain any anti dilution protection other than anti-dilution protection related to stock splits, stock dividends, reverse stock splits, recapitalizations and reorganizations (for the avoidance of doubt, such anti-dilution protections do not include any “issuance-price” based anti-dilution protections). For purposes of this Agreement (w) “Permitted Senior Indebtedness” means (i) the WFF Facility, (ii) the Watershed Facility, (iii) the Note, (iv) the Coty Note and (v) the Third Lien Notes (as defined in the Certificate of Designations), (x) “WFF Facility” means the Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, and Wells Fargo Foothill, Inc. as arranger and administrative agent and the other lenders party thereto and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time, (y) “Watershed Facility” means the Second Lien Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, the lenders signatory thereto, Wells Fargo Foothill, Inc., as the collateral agent, and Watershed Administrative, LLC, as the administrative agent and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time and (z) “Coty Note” means that certain promissory note dated February 9, 2007 with an initial principal amount of $20,000,000 issued to Coty, Inc.

(s)          Indebtedness and Other Contracts. Except for the Permitted Senior Indebtedness or as set forth on Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness, (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is, after giving effect to the amendments to the Permitted Senior Indebtedness as of the Closing, in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) lists all such outstanding Indebtedness. For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right,

13

contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity, and/or a government or any department or agency thereof.

(t)           Absence of Litigation. Except as set forth in Schedule 3(t), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body or other Person pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. None of the above noted actions, suits, proceedings, inquiries or investigations (including those set forth in Schedule 3(t)), individually is reasonably expected to result in damages of more than $100,000.

(u)          Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)	Employee Relations.

(i)          Except as set forth on Schedule 3(v), neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. Except as set forth on Schedule 3(v), no existing executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive

14

officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)         The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)         Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except Permitted Liens and such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries. As used herein, (x) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment (as defined in the New York Uniform Commercial Code) acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (i) through (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) Liens securing the obligations under Indebtedness (as set forth on Schedule 3(s)) and the WFF Facility, the Watershed Facility and the Third Lien Notes; (vii) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, and (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods; and (y) “Liens” means any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries.

(x)          Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all U.S. trademarks, service marks and all applications

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and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property (including without limitation the intellectual property acquired in connection with the purchase of certain brands and other assets from Coty Inc. and certain of its affiliates) rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(x), all of the Company’s registered, or applied for, U.S. Intellectual Property Rights are valid, subsisting, unexpired (where registered) and enforceable and have not been abandoned or adjudged invalid or unenforceable, in whole or in part except as could not be reasonably expected to result in a Material Adverse Effect. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others, except as set forth on Schedule 3(x). Except as set forth on Schedule 3(x), there is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the value of all of their Intellectual Property Rights.

(y)          Environmental Laws. Except as set forth on Schedule 3(y), the Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)          Subsidiary Rights. The Company and/or one or more of its wholly owned Subsidiaries has the unrestricted right to vote (other than as restricted by the Permitted Senior Indebtedness), and (subject to limitations imposed by applicable law and restrictions under the Permitted Senior Indebtedness) to receive dividends and distributions on, all of the capital securities and/or equity interests of its Subsidiaries.

(aa)        Tax Status. The Company and each of its Subsidiaries (i) have made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) have paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) have set aside on its books provision reasonably adequate for the payment of all taxes for periods

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subsequent to the periods to which such returns, reports or declarations apply and all such returns, reports and declarations are accurate and complete. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb)	[Reserved]

(cc)        Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between (x) the Company or any of its Subsidiaries and (y) an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(dd)       Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(ee)        Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ff)         Acknowledgement Regarding Buyers’ Trading Activity. It is understood and acknowledged by the Company (i) that none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that any Buyer, and counterparties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iii) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counterparty in any “derivative” transaction. The Company further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Certificate of Designations, or any of the documents executed in connection herewith.

(gg)        Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and to the Company’s knowledge no one acting on behalf of any such Person has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities,

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(ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(hh)       U.S. Real Property Holding Corporation. The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

(ii)         Disclosure. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company and/or its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

4.	COVENANTS.

(a)          Reasonable Best Efforts. Each Buyer shall use its reasonable best efforts to satisfy each of the conditions in Section 6 of this Agreement. The Company shall use its reasonable best efforts to cause each of the conditions in Section 7 hereof to be satisfied.

(b)          Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)          Reporting Status. Until the date on which the Investors shall have sold all the Conversion Shares and none of the Preferred Shares are outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and from and after the date, if any, the Company is

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eligible to register the Conversion Shares for resale by the Buyers on Form S-3, the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares for resale by the Buyers on Form S-3.

(d)          Use of Proceeds. The Company will use the proceeds from the sale of the Securities to pay down a portion of the Company’s revolving credit facility (without permanent reduction thereof) and $1.5 million of the Company’s Term A Loan under the WFF Facility, and to fund working capital requirements and other general corporate purposes, in the manner mutually agreed to by the Company and the Buyers prior to Closing.

(e)          Financial Information. The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K (including any press releases filed) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases not filed through the EDGAR system issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)	[Reserved]

(g)          Fees. The Company shall pay Prencen LLC or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, for the documentation and the negotiation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) in an amount not to exceed $400,000 (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement), which amount may be withheld by such Buyer from its Purchase Price at the Closing (the “Legal Expense Amount”). The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer or any of its affiliates) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim against a Buyer relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the transactions contemplated hereby.

(h)          Pledge of Securities. The Company acknowledges and agrees that, subject to applicable securities laws, the Securities may be pledged by an Investor in connection with a

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bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document or otherwise. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)           Disclosure of Transactions and Other Material Information. On or before 5:30 p.m., New York City time, on the fourth Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and, to the extent not included in prior SEC filings of the Company, attaching the material Transaction Documents (including, without limitation, this Agreement and the form of Certificate of Designations) as exhibits to such filing.

(j)           Additional Issuances. So long as any Preferred Shares remain outstanding, the Company will not, without the prior written consent of Buyers holding a majority of the Preferred Shares then outstanding, issue any Preferred Shares (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Certificate of Designations. So long as at least one-third of the Preferred Shares remains outstanding, the Company shall not, without the prior written consent of the holders of a majority of the Preferred Shares then outstanding, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a conversion, exchange or exercise price which varies or may vary after issuance with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Certificate of Designations) with respect to the Common Stock into which any Preferred Shares are convertible. So long as at least one-third of the Preferred Shares remains outstanding, the Company shall not, in any manner, enter into or affect any future Dilutive Issuance (as defined in the Certificate of Designations) if the effect of such future Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Preferred Shares any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Preferred Shares without breaching the Company’s obligations under the rules or regulations of the Principal Market, unless the conversion and/or exercise of any portion of such option, warrant or convertible security is conditioned upon receipt of the necessary approvals under the rules and regulations of the Principal Market.

(k)          Corporate Existence. So long as at least one-third of the Preferred Shares remains outstanding, without the prior written consent of the holders of a majority of the Preferred Shares then outstanding, the Company shall not (i) be party to any Fundamental Transaction (as defined in the Certificate of Designations) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Certificate of Designations.

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(l)           Reservation of Shares. The Company shall take all action necessary to at all times commencing immediately following the effectiveness of the Third Lien Share Waiver to have authorized, and reserved for the purpose of issuance, no less than 100% of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares (assuming for purposes hereof, that the Preferred Shares are convertible at the Conversion Rate (as defined in the Certificate of Designations)).

(m)        Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(n)	Additional Issuances of Securities.

(i)          For purposes of this Section 4(n), the following definitions shall apply.

(1)          “Equity/Convertible Securities” means (x) any stock, equity securities or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock or other equity of the Company or any of its Subsidiaries and/or (y) any debt, loans, debentures, bonds or similar indebtedness (collectively, “Financing Debt”), but only if such Financing Debt is issued with or in connection with (including by way of related transactions) any Equity/Convertible Securities described in the preceding clause (x) and/or Options.

(2)          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Equity/Convertible Securities.

(3)          “Common Stock Equivalents” means, collectively, Options and Equity/Convertible Securities.

(ii)         From the date hereof until the six (6) month anniversary of the Closing Date (the “Trigger Date”), the Company will not, without the consent of the holders of a majority of the Preferred Shares then outstanding, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ Common Stock Equivalents, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

(iii)        From the Trigger Date until the date no Preferred Shares remain outstanding, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(n)(iii):

(1)          The Company shall deliver to each Buyer (or any assignee thereof) who then holds Preferred Shares a written notice (the ”Offer Notice”) of any

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proposed or intended issuance or sale (the ”Offer”) of the Common Stock Equivalents being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued or sold, and the number or amount of the Offered Securities to be issued or sold, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued or sold and (z) offer to issue and sell to such Buyers the Offered Securities (less any amount to be purchased pursuant to Section 4(o) of the Third Amended and Restated Securities Purchase Agreement, dated as of February 9, 2007, by and among the Company and the buyers party thereto and/or the Securities Purchase Agreement, dated as of February 9, 2007 by and among the Company, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P.) (a) based on such Buyer’s pro rata portion of the aggregate number of Preferred Shares then held by such Person (the “Basic Amount”), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)          To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the tenth (10th) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, that portion of the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all the Buyers are less than the total of all of the Basic Amounts hereunder, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for hereunder (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(3)          The Company shall have ten (10) Business Days from the expiration of the Offer Period above to (i) offer, issue or sell all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers and/or the buyers under the Third Amended and Restated Securities Purchase Agreement dated as of February 9, 2007 by and among the Company, Prencen LLC and Prencen Lending LLC and the Securities Purchase Agreement dated as of February 9, 2007 by and among the Company, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. (the “Refused Securities”), but only to the offerees described

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in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) publicly announce (a) the execution of such Subsequent Placement Agreement (as defined below), and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)          In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities that it was otherwise committed to purchase to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue or sell (including, without limitation, Offered Securities to be issued or sold to Buyers pursuant to Section 4(n)(iii)(2) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified that it was otherwise committed to purchase, the Company may not issue or sell more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(n)(iii)(1) above.

(5)          Upon the closing of the issuance or sale of all or less than all of the Refused Securities (if applicable), the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(n)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement and other documents relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)          Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(n)(iii)(3) above may not be offered, issued or sold until they are again offered to the Buyers under the procedures specified in this Section 4(n).

(7)          The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the securities purchase agreement (the “Subsequent Placement Agreement”) with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions (i) whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such

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Subsequent Placement or (ii) that is different (other than as to quantity and price) from the terms or provisions of the “Subsequent Placement Documents” of any other Buyer or third party offeree (if any).

(8)          Notwithstanding anything to the contrary in this Section 4(n) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the twelfth (12th) Business Day following delivery of the Offer Notice. If by the twelfth (12th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(n)(iii). The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any sixty (60) day period.

(9)          The restrictions contained in subsections (ii) and (iii) of this Section 4(n) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Certificate of Designations).

(iv)       Notwithstanding anything to the contrary provided herein, nothing contained in this Agreement (including, without limitation Section 4(n)) or in any other Transaction Document shall confer upon any holder of Preferred Shares or holder of Redemption Shares (as defined in the Certificate of Designations), in their capacity as holders of Preferred Shares and/or Redemption Shares, as applicable (including, without limitation, under the Securities Purchase Agreement and the Certificate of Designations), any (w) approval or veto rights over the issuance of capital stock upon conversion of the Third Lien Notes, (x) right to convert any portion of its Preferred Shares into capital stock to the extent that, as a result thereof, there would be insufficient authorized capital stock available to allow the holders of the Third Lien Notes issued pursuant to the Watershed Securities Purchase Agreement to fully exercise their conversion rights under the Third Lien Notes, (y) right to participate in any Subsequent Placement until after the holders of the Third Lien Notes have had the opportunity to participate (to the extent they elect to) in such Subsequent Placement in accordance with the terms of the Third Lien Securities Purchase Agreements (as defined below), as amended through and including the Closing Date, and/or (z) at any time the loans under the WFF Facility or the Watershed Facility remain outstanding or the Watershed Funds hold any principal amount of Third Lien Notes, right to receive any fee, expense (other than the Legal Expense Amount in accordance with Section 4(g) above) or damages reimbursement, indemnification payment, dividend, redemption payment (including, without limitation, pursuant to Section 2(d)(vii) of the Certificate of Designations), liquidation payment, distribution, or any other payment (directly or indirectly) from the Company or any of its Subsidiaries (other than a payment of $2.5 million to the Prencen Funds (as defined in the Certificate of Designations), plus interest thereon, with

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respect to any indebtedness incurred by the Company relating to payments to its executive officers, to be paid in accordance with the payment schedule attached hereto as Schedule 4(n) or at such other times as permitted by the written consent of the Required Lenders (as defined in the WFF Facility) (to the extent the WFF Facility is then outstanding), the holders of a majority of the loans issued pursuant to the Watershed Facility (to the extent the Watershed Facility is then outstanding) and the holders of a majority of the outstanding principal amount of the Third Lien Notes then outstanding (if the Watershed Funds hold any principal amount of the Third Lien Notes, such majority must include such Watershed Funds))(and to the extent such holder of Preferred Shares or Redemption Shares, as applicable, receives any such payment described in this clause (z) at any time the loans under the WFF Facility or the Watershed Facility remain outstanding or the Watershed Funds hold any principal amount of Third Lien Notes, such Person agrees to hold such payment on behalf of the lenders under the WFF Facility, the Watershed Facility and/or the holders of Third Lien Notes and shall pay such amounts to such lenders/holders in accordance with their interests), unless in each case the holders of a majority of the loans under the Watershed Facility, each of the applicable Watershed Funds so long as it holds any principal amount of the Third Lien Notes and the Required Lenders under the WFF Facility (in each case solely to the extent then outstanding) each consent thereto. Neither this Section 4(n)(iv) nor Section 9(h) may be modified or waived without the prior written consent of the Watershed Funds so long as it holds any principal amount of Third Lien Notes, the holders of a majority of the loans under the Watershed Facility and the Required Lenders under the WFF Facility (in each case solely to the extent then outstanding). For the purpose of this Agreement, “Third Lien Securities Purchase Agreements” means, collectively, (x) that certain Securities Purchase Agreement, dated as of February 9, 2007 (as amended) (the “Watershed Securities Purchase Agreement”), by and among the Company, Watershed Capital Partners L.P. (“WCP”), Watershed Capital Institutional Partners L.P. (“WCIP”) and (y) that certain Third Amended and Restated Securities Purchase Agreement, dated as of February 9, 2007 (as amended), among the Company, Prencen LLC and Prencen Lending LLC. Solely for purposes of this paragraph and only so long as the WFF Facility remains outstanding, the Watershed Facility remains outstanding or the Watershed Funds hold any principal amount of the Third Lien Notes, the Watershed Funds (so long as any principal amount of the Third Lien Notes are then held by the Watershed Funds), the lenders under the Watershed Facility (to the extent then outstanding) and the lenders under the WFF Facility (to the extent then outstanding) shall each be deemed third-party beneficiaries hereof.

(o)          Transaction Stockholder Approval. The Company shall prepare and file with the SEC, as promptly as practicable after the Closing Date, but in no event later than the date ten (10) calendar days after the Closing Date, an information statement (the “Transaction Information Statement”), in a form reasonably acceptable to the Buyers and Schulte Roth & Zabel LLP, at the expense of the Company, not to exceed $5,000, informing the stockholders of the Company of the receipt of the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit B (the “Transaction Stockholder Consent”) (x) authorizing the amendment of the Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 1,000,000,000 shares of Common Stock to 3,000,000,000 shares of Common Stock and (y) approving the resolutions (the “Transaction Resolutions”) that approve the transactions contemplated hereby, pursuant to this Agreement and pursuant to the Certificate of Designations (including the conversion of the Preferred Shares into Common Stock), and the approval of such transactions

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pursuant to applicable law and the rules and regulations of the Principal Market. In addition to the foregoing, if otherwise required by applicable law, rule or regulation, the Company shall prepare and file with the SEC a preliminary proxy statement with respect to a special or annual meeting of the stockholders of the Company (the “Transaction Stockholder Meeting”), which shall be called as promptly as practicable after the date hereof, but in no event later than April 30, 2008 (the “Transaction Stockholder Meeting Deadline”) soliciting each such stockholder’s affirmative vote for approval of, to the extent not previously adopted, the Transaction Resolutions (such affirmative approval being referred to herein as the “Transaction Stockholder Approval” and the date such approval is obtained, the “Transaction Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of such Transaction Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Transaction Resolutions. The Company shall be obligated to seek to obtain the Transaction Stockholder Approval by the Transaction Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts, the Transaction Stockholder Approval is not obtained on or prior to the Transaction Stockholder Meeting Deadline, the Company shall cause an additional Transaction Stockholder Meeting to be held every six (6) month period thereafter until the second anniversary of the Closing Date, whereafter such Transaction Stockholder Meeting shall only be required to occur at the annual meeting of the Company held that year and each year thereafter until Transaction Stockholder Approval is obtained, provided that if the Board does not recommend to the stockholders that they approve the Transaction Resolutions at any such Transaction Stockholder Meeting and the Transaction Stockholder Approval is not obtained, the Company shall cause an additional Transaction Stockholder Meeting to be held each calendar quarter thereafter until such Transaction Stockholder Approval is obtained.

(p)          Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP executed copies of the Transaction Documents, Securities and other documents required to be delivered to any party pursuant to Section 7 hereof.

(q)          Sarbanes-Oxley Act. Until the earlier of the time when (i) no Securities are outstanding and (ii) the Company is no longer a reporting company under the 1934 Act, the Company shall remain in compliance, in all material respects, with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder then in effect.

(r)           Company Optional Redemption Rights. Each Buyer hereby agrees to comply with Section 2(d)(vii) of the Certificate of Designations.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)          Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Preferred Shares in which the Company shall record the name and address of the Person in whose name the Preferred Shares have been issued (including the name and address of each transferee), the number of Preferred Shares outstanding and the number of Conversion Shares issuable upon conversion of the Preferred Shares. The Company shall keep

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the register open and available at all times during business hours for inspection of any holder of any Preferred Shares or Conversion Shares or its legal representatives.

(b)          Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable participant accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares in the form of Exhibit E attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent with respect to the Securities unless required by applicable law, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, and to the extent provided in this Agreement and the other Transaction Documents and subject to applicable law. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable participant accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)          Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b)          Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less the amount withheld pursuant to Section 4(g), if applicable), for the Preferred Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company; provided, however, that Prencen LLC may pay part of the Purchase Price set forth opposite its name on the Schedule of Buyers by (i) delivering the Note to the Company for cancellation and (ii) executing and

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delivering documentation in form and substance reasonable satisfactory to the Company, acknowledging the termination of all rights of Prencen LLC and all other obligations of the Company under the Note.

(c)          The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a)          The Company shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Preferred Shares being acquired by such Buyer at the Closing pursuant to this Agreement (in such amounts as is set forth across from such Buyer’s name in column (3) of the Schedule of Buyers), if any.

(b)          The First Lien Loan Documents and the Second Lien Loan Documents shall have been amended in a manner satisfactory to such Buyer in its sole discretion and the Company shall have delivered fully executed copies of such amended First Lien Loan Documents and Second Lien Loan Documents to such Buyer. The term (i) “First Lien Loan Documents” means the credit agreement and the other loan documents by and among the Company, as borrower, the subsidiaries of the Company party thereto, and Wells Fargo Foothill, Inc. and/or the other first lien lenders who are or may become party thereto, and the administrative agents named therein and (ii) “Second Lien Loan Documents” means the credit agreement and the other loan documents by and among the Company, as borrower, the subsidiaries of the Company party thereto, Wells Fargo Foothill, Inc., as collateral agent, Watershed Administrative, LLC and/or the other second lien lenders who are or may become party thereto.

(c)          The Company shall have delivered to Schulte Roth & Zabel LLP the Legal Expense Amount by wire transfer of immediately available funds pursuant to the wire instructions provided by Schulte Roth & Zabel LLP.

(d)          Such Buyer shall have received the opinion of Kramer Levin Naftalis & Frankel LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit C attached hereto.

(e)	Such Buyer shall have received a copy of the fairness opinion of Cypress

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Holdings LLC, in substantially the form of Exhibit D attached hereto.

(f)           The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(g)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in each such entity’s jurisdiction of formation issued by the Secretary of State (or equivalent) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

(h)          The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation of the Company as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

(i)           The Certificate of Designations for the Series C Preferred Stock, in the form attached hereto as Exhibit A shall have been filed with the Secretary of the State of Delaware and the Company shall have delivered to such Buyer a certified copy of the Certificate of Designations as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

(i)           The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (x) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (y) the Certificate of Incorporation and (z) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

(j)           The representations and warranties of the Company shall be true and correct in all material respects as of the date made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specified date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

(k)          The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

(l)           The Company shall have obtained all governmental, regulatory and/or third party consents and approvals, if any, necessary for the issuance of the Securities, including, without limitation, (i) the Watershed Entities’ waiver of their right of first refusal and consent to the issuance of the Securities and (ii) the waiver and consent by each of the holders of the Third Lien Notes with respect to the issuance of the Securities.

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(m)        The Company shall have delivered the resignations of the following members of the Company’s Board of Directors: Frank Ziegler, Ted Doyle, and Ken Taylor.

(n)          The Company shall have caused the Amendment attached hereto as Exhibit H to the Registration Rights Agreement (the “Existing Registration Rights Agreement”), dated as of February 9, 2007, by and among the Company and the Persons party thereto (the “Registration Rights Agreement Amendment”), to be executed and delivered to such Buyer.

(o)          The Company shall have delivered to such Buyer, simultaneously with the execution of this Agreement, a duly executed waiver from the holders of the Third Lien Notes (the “Third Lien Share Waiver”), in the form attached hereto as Exhibit I.

(p)          The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.           TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on or before fifteen (15) Business Days from the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party hereto to any other party; provided, however, if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

9.	MISCELLANEOUS.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY

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DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)          Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)          Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the Preferred Shares then outstanding, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable. No provision hereof may be waived (except to the extent such provisions call for the consent of the holders of at least a majority of the Preferred Shares, in which case such provision may be waived with the consent of the holders of at least a majority of the Preferred Shares, as applicable) other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration also is offered to all of the parties to such particular Transaction Document. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company, its subsidiaries or otherwise.

(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt,

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when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) and e-mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.

100 American Metro Boulevard

Suite 108

Hamilton, NJ 08619

Telephone:	(609) 219-0930
Facsimile:	(609) 890-8458
E-mail:	asheldrick@ascendiabrands.com
Attention:	General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Telephone:	(212) 715-9100
Facsimile:	(212) 715-8000
E-mail:	tballiett@kramerlevin.com
Attention:	Thomas D. Balliett

If to the Transfer Agent:

American Stock Transfer & Trust Co.

6201 15th Avenue

Brooklyn, NY 11219

Telephone:	(718) 921-8143
Facsimile:	(718) 921-8116
E-mail:	jwolf@amstock.com
Attention:	Joe Wolf, Vice President

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
E-mail:	eleazer.klein@srz.com
Attention:	Eleazer N. Klein, Esq.

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or to such other address, e-mail and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) provided by an overnight courier service or (D) electronic proof of delivery of e-mails shall be rebuttable evidence of personal service, receipt by facsimile, receipt from an overnight courier service or receipt by e-mail in accordance with clause (i), (ii) or (iii) above, respectively.

(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and, with respect to the Buyers, the Buyers’ permitted assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of all of the holders of the Preferred Shares then outstanding. A Buyer may assign some or all of its rights hereunder only in connection with the transfer of any of its Securities in compliance with the terms of this Agreement without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except for Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P., so long as the Watershed Funds hold any principal amount of the Third Lien Notes, the holders of a majority of the loans under the Watershed Facility and the lenders under the WFF Facility, in each case, so long as any indebtedness remains outstanding thereunder, as specifically set forth in Section 4(n)(iv).

(i)           Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Buyers and the Company contained in Sections 2 and 3, respectively, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder and not those of any other Buyer and the obligations of the Buyers hereunder are several (and not joint and several).

(j)           Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents that it is a party to and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder

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of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company and/or any of its Subsidiaries in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company and/or any of its Subsidiaries contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company and/or any of its Subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(l)           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)        Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity. Furthermore, the Company recognizes that in the event that it and/or any of its Subsidiaries fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within

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the periods therein provided, then such Buyer may (with respect to itself) rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)          Payment Set Aside. To the extent that the Company and/or any of its Subsidiaries makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document or any other documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or any other documents. Nothing contained herein or in any other Transaction Document or any other documents, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents or otherwise and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents or any other documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents or any other documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name: Steven R. Scheyer

Title: President and Chief Executive Officer

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LLC

By: Prentice Capital Management, LP,

as Manager

By:  /s/ Mathew Hoffman

Name: Mathew Hoffman

Title: General Counsel

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SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)

Buyer	Address and Facsimile Number	Number of Preferred Shares	Purchase Price	Legal Representative’s Address and Facsimile Number

Prencen LLC	c/o Prentice Capital Management, LP 623 Fifth Avenue 32nd Floor New York, NY 10022 Facsimile: (212) 756-1480 Telephone: (212)-756-8045 E-mail: Attention: Michael Weiss Mathew Hoffman Domicile: Delaware	26,500	$26,500,000	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

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EXHIBITS

Exhibit A	Certificate of Designations
Exhibit B	Transaction Stockholder Consent
Exhibit C	Form of Outside Company Counsel Opinion
Exhibit D	Form of Fairness Opinion
Exhibit E	Form of Irrevocable Transfer Agent Instructions
Exhibit F	Form of Secretary’s Certificate
Exhibit G	Form of Officer’s Certificate
Exhibit H	Form of Amended Registration Rights Agreement
Exhibit I	Third Lien Share Waiver

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SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(d)	No Conflicts
Schedule 3(e)	Consents
Schedule 3(g)	Placement Agent(s)
Schedule 3(j)	Stockholder Rights Plans
Schedule 3(k)	SEC Documents; Financial Statements
Schedule 3(l)	Absence of Certain Changes
Schedule 3(n)	Conduct of Business; Regulatory Permits
Schedule 3(q)	Transactions With Affiliates
Schedule 3(r)	Equity Capitalization
Schedule 3(r-2)	Equity Capitalization Upon Consummation of Transaction Documents
Schedule 3(s)	Indebtedness and Other Contracts
Schedule 3(t)	Litigation
Schedule 3(v)	Employee Relations
Schedule 3(x)	Intellectual Property Rights
Schedule 3(y)	Environmental Laws
Schedule 4(n)	Note Payment Schedule

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EXHIBIT D

CERTIFICATE OF DESIGNATIONS, PREFERENCES

AND RIGHTS OF SERIES C CONVERTIBLE PREFERRED STOCK

OF

ASCENDIA BRANDS, INC.

Ascendia Brands, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that, pursuant to authority conferred upon the Board of Directors of the Company (the “Board”) by the Amended and Restated Certificate of Incorporation of the Company, and pursuant to Sections 151 and 141 of the DGCL, the Board of Directors of the Company adopted resolutions (i) designating a series of the Company’s previously authorized preferred stock, par value $0.001 per share, and (ii) providing for the designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, of Twenty Six Thousand Five Hundred (26,500) shares of Series C Convertible Preferred Stock of the Company, as follows:

RESOLVED, that the Company is authorized to issue 26,500 shares of Series C Convertible Preferred Stock (the “Preferred Shares”), par value $0.001 per share, which shall have the following powers, designations, preferences and other special rights:

(1)          Dividends. The Company shall not declare or pay any dividends on shares of the Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) or any other capital stock of the Company ranking with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company junior to the Preferred Shares (collectively, the “Junior Stock”) or other common equity of the Company unless the holders of Preferred Shares (each, a “Holder” and collectively, the “Holders”) then outstanding shall simultaneously receive a dividend on a pro rata basis as if the Preferred Shares had been converted into shares of Common Stock pursuant to Section 2 immediately prior to the record date for determining the stockholders eligible to receive such dividends.

(2)          Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of Common Stock of the Company on the terms and conditions set forth in this Section 2.

(a)         Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(i)          “Additional Amount” means, as of any given date, on a per Preferred Share basis, any accrued but unpaid dividends on such Preferred Share as of such given date.

(ii)         “Affiliate” means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, ontrols, is controlled by or is under common control with, such specified Person (it being understood that a Person shall be deemed to “control” another Person, for purposes of this definition, if such Person directly or

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indirectly has the power to direct or cause the direction of the management and policies of such other Person, whether through holding beneficial ownership interests in such other Person, by contract or otherwise). For the avoidance of doubt, no Watershed Fund shall be deemed an Affiliate of the Company or any of its Subsidiaries in respect of the ownership by one or more of such Watershed Fund’s of Third Lien Notes, shares acquired upon conversion of the Third Lien Notes and/or Permitted Senior Indebtedness.

(iii)	“AMEX” means the American Stock Exchange.

(iv)       “Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement with any director or employee of any of the Prencen Funds (other than, in the case of directors of the Company, agreements with such directors that are the same as, or less favorable to such directors than, agreements with the Company’s directors generally), which in either case has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries.

(v)        “Bloomberg” means Bloomberg Financial Markets.

(vi)       “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(vii)       “Change of Control” means any Fundamental Transaction other than (x) any reorganization, recapitalization or reclassification of the Common Stock and/or the common stock of its Subsidiaries in which the holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (y) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

(viii)     “Closing Sale Price” means, for any security as of any date, the last closing trade price for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price then the last trade price of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security the last trade price of such security on the principal securities exchange or trading market

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where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 2(d)(iii). All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(ix)        “Conversion Amount” means the sum of (1) the Additional Amount and (2) the Stated Value.

(x)         “Conversion Price” means $0.1326, subject to adjustment as provided herein.

(xi)       “Convertible Securities” means any stock or securities (other than Options) of the Company directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(xii)      “Coty Warrant” means that certain Warrant to Purchase Common Stock, dated January 15, 2008 and issued to Coty, Inc., which is initially exercisable into Seven Hundred and Fifty Three Thousand, One Hundred and Ninety Four (753,194) shares of Common Stock.

(xiii)      “Eligible Market” means (A) the Principal Market, (B) NYSE, (C) The NASDAQ Global Market, (D) The NASDAQ Global Select Market, (E) The NASDAQ Capital Market, (F) the OTC Bulletin Board or (G) any other trading market if the bid, ask or sale prices of such securities are reported in the “pink sheets” by Pink Sheets LLC; provided, however, that for purposes of the definition of “Successor Entity” and Section 4(a) hereof, clause (G) shall not be considered an Eligible Market.

(xiv)     “Exchange Act” means The Securities Exchange Act of 1934, as amended.

(xv)       “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion of the Preferred Shares; (iii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding

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on the day immediately preceding the Initial Issuance Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed after the Initial Issuance Date; (iv) upon exercise of the Coty Warrant, the Plainfield Warrant or the New Warrant (as defined in the Securities Purchase Agreement), in each case on or prior to the Initial Issuance Date, provided that the terms of such warrants are not amended, modified or changed after the Initial Issuance Date, or (v) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustment is made pursuant to Section 2(f)(ii) of this Certificate of Designations.

(xvi)     “Fundamental Transaction” means that the Company shall (or in the case of clause (vi) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act)), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person or Persons to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the Person or Persons making or party to, or associated or affiliated with the Person or Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock (not including any shares of Voting Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock. For the avoidance of doubt, neither the issuance of the Preferred Shares nor any conversion thereof or the sale of the Preferred Shares or Common Stock issued or issuable upon conversion of Preferred Shares by the applicable holders thereof, shall be deemed a Fundamental Transaction.

(xvii)   “Initial Issuance Date” means the first day that any Preferred Shares are issued, which date is anticipated to be on or after January 15, 2008.

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(xviii)   “Irrevocable Transfer Agent Instructions” means the irrevocable instructions to the Company’s transfer agent in the form of Exhibit E attached to the Securities Purchase Agreement.

(xix)     “Liquidation Event” means the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all the assets of the business of the Company and its Subsidiaries taken as a whole, in a single transaction or series of transactions.

(xx)       “Majority Holder” means, at any given time, such Person (together with any of its Affiliates) that, directly or indirectly, owns Preferred Shares with voting rights of at least a majority of the aggregate ordinary voting power of the Company. For the avoidance of doubt, as of he Initial Issuance Date, the Prencen Funds are a Majority Holder.

(xxi)       “NYSE” means The New York Stock Exchange, Inc.

(xxii)     “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(xxiii)     “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(xxiv)     “Permitted Senior Indebtedness” means (A) the WFF Facility, (B) the Watershed Facility and (C) the Third Lien Notes.

(xxv)      “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xxvi)     “Plainfield Warrant” means that certain Warrant to Purchase Common Stock, dated January 15, 2008 and issued to Plainfield Direct Inc., which is initially exercisable into One Million, Eight Hundred and Eighty Five Thousand, Three Hundred and Seventy (1,885,370) shares of Common Stock.

(xxvii)    “Principal Market” means AMEX, or if the Common Stock is not traded on the Principal Market, an Eligible Market.

(xxviii)   “Required Holders” means the Holders of Preferred Shares representing at least a majority of the aggregate Preferred Shares then outstanding.

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(xxix)    “SEC” means the Securities and Exchange Commission.

(xxx)    “Securities Purchase Agreement” means that certain securities purchase agreement by and among the Company and the initial Holders, dated as of the Subscription Date, as such agreement further may be amended from time to time as provided in such agreement.

(xxxi)    “Stated Value” means $1,000 per Preferred Share (as adjusted for any stock splits, stock combinations or other similar events with respect to such Preferred Shares).

(xxxii)    “Subscription Date” means January 15, 2008.

(xxxiii)   “Subsidiary” means any joint venture or any entity in which the Company, directly or indirectly, owns in excess of fifty percent (50%) of the capital stock or holds in excess of fifty percent (50%) of an equity or similar interest.

(xxxiv)   “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person’s Parent Entity.

(xxxv)   “Third Lien Notes” mean, (A) the Secured Convertible Note, dated February 9, 2007 in the initial principal amount of $76,000,000 issued by the Company to Prencen Lending LLC; (B) the Secured Convertible Note, dated February 9, 2007 in the initial principal amount of $2,084,568 issued by the Company to Watershed Capital Partners, L.P. (“WCP”); and/or (C) the Secured Convertible Note, dated February 9, 2007 in the initial principal amount of $7,915,432 issued by the Company to Watershed Capital Institutional Partners, L.P. (“WCIP”), in each case, as may be amended, supplemented or modified.

(xxxvi)   “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the shares of Common Stock are then traded; provided that “Trading Day” shall not include any day on which the shares of Common Stock are scheduled to trade on such exchange or market for less than 4.5 hours or any day that the shares of Common Stock are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

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(xxxvii)   “Transaction Documents” means this Certificate of Designations, the Securities Purchase Agreement, the Irrevocable Transfer Agent Instructions, and each of the other agreements entered into by the parties thereto in connection with the transactions contemplated hereby and thereby.

(xxxviii)   “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(xxxix)   “Watershed Facility” means the Second Lien Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, the lenders signatory thereto, Wells Fargo Foothill, Inc., as the collateral agent, and Watershed Administrative, LLC, as the administrative agent, and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time.

(xl)   “Watershed Funds” means collectively WCP, WCIP and any other Affiliates of WCP.

(xli)   “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City Time, and ending at 4:00:00 p.m., New York City Time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Required Holders. If the Company and the Required Holders are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(d)(iii) below with the term “Weighted Average Price” being substituted for the

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term “Closing Sale Price.” All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(xlii) “WFF Facility” means the Credit Agreement dated as of February 9, 2007 between the Company and each of its Subsidiaries signatory thereto, as borrowers, and Wells Fargo Foothill, Inc. (“WFF”) as arranger and administrative agent and the other lenders party thereto and the documents executed in connection therewith, in each case as such documents may be amended, amended and restated, modified or supplemented from time to time.

(b)         Holder’s Conversion Right. At any time or times on or after the Initial Issuance Date, any Holder shall be entitled to convert any whole number of Preferred Shares into fully paid and nonassessable shares of Common Stock in accordance with Section 2(d) at the Conversion Rate (as defined below).

(c)         Conversion. The number of shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 2(b) shall be determined according to the following formula (the “Conversion Rate”):

Conversion Amount

Conversion Price

(d)          Mechanics of Conversion. The conversion of Preferred Shares shall be conducted in the following manner:

(i)        Holder’s Delivery Requirements. To convert Preferred Shares into shares of Common Stock on any date (the “Conversion Date”), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York City time, on such date, a copy of a properly completed notice of conversion executed by the registered Holder of the Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and the Company’s designated transfer agent (the “Transfer Agent”) and (B) if required by Section 2(d)(viii), deliver to the Company as soon as practicable following such date the original certificates representing the Preferred Shares being converted (or comply with the procedures set forth in Section 11) (the “Preferred Stock Certificates”).

(ii)        Company’s Response. Upon receipt by the Company of a copy of a Conversion Notice, and if so required by Section 2(d)(viii), the Preferred Stock Certificates, the Company shall (I) as soon as practicable, but in any event within one (1) Trading Day, send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the

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terms hereof and (II) on or before the third (3rd) Trading Day following the date of receipt by the Company of such Conversion Notice, (A) provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program with respect to the Common Stock, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program with respect to the Common Stock, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion, as may be required pursuant to Section 2(d)(viii), is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three (3) Business Days after receipt of the Preferred Stock Certificate(s) and at its own expense, issue and deliver to the Holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted.

(iii)      Dispute Resolution. In the case of a dispute as to the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate, the Company shall instruct the Transfer Agent to issue to the Holder the number of shares of Common Stock that is not disputed and shall transmit an explanation of the disputed determinations or arithmetic calculations to the Holder via facsimile within (a) one (1) Business Day in the case of a dispute as to the arithmetic calculation of the Conversion Rate and (b) three (3) Business Days in the case of a dispute as to the determination of the Closing Sale Price of receipt of such Holder’s Conversion Notice or other date of determination. If such Holder and the Company are unable to agree upon the determination of the Closing Sale Price or the arithmetic calculation of the Conversion Rate within two (2) Business Days of such disputed determination or arithmetic calculation being transmitted to the Holder, then the Company shall within three (3) Business Days with respect to the determination of the Closing Sale Price and within one (1) Business Day with respect to the arithmetic calculation of the Conversion Rate, in each case after the end of such two (2) Business Day period, submit via facsimile (A) the disputed determination of the Closing Sale Price to an independent, reputable investment bank selected by the Company and approved by the Required Holders or (B) the disputed arithmetic calculation of the Conversion Rate to the Company’s independent, outside accountant. The Company shall cause, at the Company’s expense, the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holders of the results no later than five (5) Business Days with respect to the determination of the Closing Sale Price

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and no later than two (2) Business Days with respect to the calculation of the Conversion Rate, in each case from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

(iv)       Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(v)         Company’s Failure to Timely Convert. If within three (3) Trading Days after the Company’s receipt of the facsimile copy of a Conversion Notice, and if required by Section 2(d)(viii), the Preferred Stock Certificates, the Company shall fail to issue and deliver a certificate to a Holder or credit such Holder’s balance account with DTC for the umber of shares of Common Stock to which there is no dispute such Holder is entitled upon such Holder’s conversion of Preferred Shares, and if on or after such third (3rd) Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company, then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate or credit such Holder’s account with DTC (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock or credit such Holder’s account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the Conversion Date.

(vi)        Pro Rata Conversion. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares, the Company shall convert from each Holder electing to have Preferred Shares converted at such time a pro rata amount of such Holder’s Preferred Shares submitted for conversion based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the total number of Preferred Shares submitted for conversion on such date.

(vii)	Company Optional Redemption.

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(A)        General. At any time after the date hereof, the Company shall have the right (on one or more occasions), subject to obtaining the prior written consent (with respect to such Company Optional Redemption) of the Required Lenders (as defined in the WFF Facility) (to the extent the WFF Facility is then outstanding), the holders of a majority of the loans issued pursuant to the Watershed Facility (to the extent the Watershed Facility is then outstanding) and the holders of a majority of the principal amount of the Third Lien Notes then outstanding (if the Watershed Funds hold any principal amount of the Third Lien Notes, such majority must include such Watershed Funds), in each case such consent (if any) being granted in accordance with each of their respective facility terms, to redeem all or any portion of the outstanding (I) shares of Common Stock then held by the Prencen Funds; provided, that such number of shares of Common Stock does not exceed the number of Conversion Shares issued to the Majority Holder on or prior to such date (the “Redemption Eligible Shares”) and/or (II) Preferred Shares (collectively, the “Redemption Shares”, and each holder of Redemption Shares, a “Redemption Holder”) as designated in the applicable Company Optional Redemption Notice (a “Company Optional Redemption”); provided, that for all purposes in this Section 2(d)(vii) any Redemption Eligible Shares constituting Redemption Shares shall be treated as such number of Preferred Shares that upon conversion on such date would result in the issuance of such number of Conversion Shares (such number of Preferred Shares, the “Redemption Eligible Share Equivalent Amount”). The Redemption Shares subject to redemption from each Redemption Holder pursuant to this Section 2(d)(vii) may be redeemed by the Company in cash at a price per Redemption Share equal to the greater of (x) 120% of the Liquidation Preference per Redemption Share and (y) the product obtained by multiplying (A) the then-effective Conversion Rate by (B) the excess (if any) of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) Trading Day period ending on the Trading Day prior to the date of delivery of the applicable Company Optional Redemption Notice over the Conversion Price on the date of delivery of the applicable Company Optional Redemption Notice (the “Company Optional Redemption Price”). The Company may exercise its right to require redemption under this Section 2(d)(vii) by delivering a written notice (the “Company Optional Redemption Notice” and the date all of the Redemption Holders are sent any such notice is referred to as the “Company Optional Redemption Notice Date”) thereof by facsimile and overnight courier to all, but not less than all, of the Redemption Holders not less than twenty (20) days nor more than thirty (30)

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days prior to the date of such Company Optional Redemption, which shall in no event be earlier than ninety (90) days after any previous Company Optional Redemption Notice Date (the “Company Optional Redemption Date”). Each Company Optional Redemption Notice delivered shall be irrevocable and shall state (i) the aggregate number of Redemption Shares which the Company has elected to be subject to such Company Optional Redemption from all of the Redemption Holders on such Company Optional Redemption Date, (ii) the Company Optional Redemption Price, and (iii) the Redemption Eligible Share Equivalent Amount. Notwithstanding anything herein to the contrary, during the period commencing on the applicable Company Optional Redemption Notice Date and ending at 12:01 AM on the day immediately following such Company Optional Redemption Date (the “Company Optional Redemption Period”), a Redemption Holder shall not be permitted to convert any Preferred Shares to be redeemed in such Company Optional Redemption into Common Stock pursuant to Section 2(b) hereof. If the Majority Holder receives a Company Optional Redemption Notice electing to redeem any Redemption Eligible Shares, the Majority Holder hereby agrees not to sell or transfer to any Person such Redemption Eligible Shares during the Company Optional Redemption Period.

(B)  Pro Rata Redemption Requirement. If the Company elects to cause a Company Optional Redemption pursuant to this Section 2(d)(vii) with respect to less than all of the Preferred Shares then outstanding, then the Company shall require redemption of a number of Preferred Shares from each Holder equal to the product of (1) the aggregate number of Preferred Shares which the Company has elected to cause to be redeemed multiplied by (2) a fraction, the numerator of which is the sum of the aggregate number of Preferred Shares held by such holder on the Company Optional Redemption Notice Date and the denominator of which is the sum of the aggregate Preferred Shares held by all Holders on the Company Optional Redemption Notice Date (such fraction with respect to each Holder is referred to as its “Redemption Allocation Percentage”, and such amount with respect to each Holder is referred to as its “Pro Rata Redemption Amount”), subject to the last sentence of Section 2(d)(vii)(A).

(viii)     Book-Entry. Notwithstanding anything to the contrary set forth herein, upon conversion of Preferred Shares in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Preferred Shares to the Company unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted or (B) a Holder has provided the

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Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. The Holder and the Company shall maintain records showing the number of Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of the Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Preferred Shares represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Preferred Shares unless the Holder first physically surrenders the certificate representing the Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Preferred Shares represented by such certificate. The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY’S CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(d)(viii) THEREOF. THE NUMBER OF PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(d)(viii) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE.

(e)           Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof) and other similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon the conversion of Preferred Shares.

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(f)          Adjustments to Conversion Price. The Conversion Price will be subject to adjustment from time to time as provided in this Section 2(f).

(i) Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2(f) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company but excluding Excluded Securities) for a consideration per share (the “New Securities Issuance Price”) less than a price (the “Applicable Price”) equal to the Conversion Price in effect immediately prior to such time (a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Securities Issuance Price, provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing (as defined in the Third Lien Notes), then immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the product of (A) the Conversion Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Conversion Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding (as defined in the Third Lien Notes) immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Conversion Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. For purposes of determining the adjusted Conversion Price under this Section 2(f)(i), the following shall be applicable:

(A)           Issuance of Options. If the Company in any manner grants or sells any Option and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option is less than the Applicable Price, then such share of Common Stock underlying such Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(f)(i)(A), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with

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respect to any one share of Common Stock upon granting or sale of the Option, upon exercise of the Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Securities.

(B)           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock underlying such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance of sale of such Convertible Securities for such price per share. For the purposes of this Section 2(f)(i)(B), the “lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the issuance or sale of the Convertible Security and upon the conversion, exchange or exercise of such Convertible Security. No further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exchange or exercise of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price had been or is to be made pursuant to other provisions of this Section 2(f)(i), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(C)           Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Option, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable or exercisable for Common Stock changes at any time, the Conversion Price in effect at the time of such change shall be adjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(f)(i)(C), if

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the terms of any Option or Convertible Security that was outstanding as of the Initial Issuance Date are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(D)           Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $0.01. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within fourteen (14) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser selected by the Company and the Required Holders. The determination of such appraiser shall be deemed binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(E)         Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (x) to

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receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (y) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Notwithstanding anything to the contrary provided herein, in the event that any such subdivision or combination, as the case may be, shall not occur, the Conversion Price shall be re-adjusted to reverse any adjustments made for such unconsummated subdivision or combination.

(iii) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2(f) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 2(f).

(iv) [Reserved]

(v) Notices.

(A)        Within one (1) Business Day after any adjustment of the Conversion Price pursuant to this Section 2(f), the Company will give written notice thereof to each Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment. In the case of a dispute as to the determination of such adjustment, then such dispute shall be resolved in accordance with the procedures set forth in Section 2(d)(iii).

(B)         The Company will give written notice to each Holder at least ten (10) Business Days prior to the date on which the Company closes its books or takes a record (I) with respect to

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any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of Common Stock or (III) for determining rights to vote with respect to any Fundamental Transaction or Liquidation Event, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.

(C)         The Company will also give written notice to each Holder at least ten (10) Business Days prior to the date on which any Fundamental Transaction or Liquidation Event will take place, provided that such information shall have been made known to the public prior to or in conjunction with such notice being provided to such Holder.

(3)	Redemption at Option of Holders.

(a)         Redemption Option Upon Fundamental Transaction. In addition to all other rights of the Holders contained herein, in connection with a Change of Control, each Holder shall have the right, at such Holder’s option, subject to any consents required pursuant to Section 9 below, to require the Company to redeem all or a portion of such Holder’s Preferred Shares at a price per Preferred Share equal to 120% of the Stated Value plus any accrued and unpaid dividends and distributions thereon to the date of such payment (the “Redemption Price”).

(b)          Mechanics of Redemption at Option of Buyer. No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier (“Notice of Change of Control”) to each Holder. At any time after the earlier of a Holder’s receipt of a Notice of Change of Control and such Holder becoming aware of a Change of Control until the later of (x) the date of consummation of such Change of Control and (y) ten (10) days after such Holder’s receipt of the Notice of Change of Control (the “Redemption at Option of Holder Termination Date”), any Holder of Preferred Shares then outstanding may require the Company to redeem up to all of such Holder’s Preferred Shares by delivering written notice thereof via facsimile and overnight courier (“Notice of Redemption at Option of Holder”) to the Company, which Notice of Redemption at Option of Holder shall indicate the number of Preferred Shares that such Holder is electing to redeem.

(c)         Payment of Redemption Price. The Company shall deliver, the applicable Redemption Price to each Holder that has delivered a Notice of Redemption at Option of Holder to the Company on or prior to the later of (x) the second (2nd) Business Day after the Company’s receipt of the Notice of Redemption at Option of Holder of such Holder and (y) the date of consummation of the Change of Control (the “Redemption Date”); provided that, if required by Section 2(d)(viii), a Holder’s Preferred Stock Certificates shall have been

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delivered to the Transfer Agent. If the Company is unable to redeem all of the Preferred Shares submitted for redemption, the Company shall redeem a pro rata amount from each Holder based on the number of Preferred Shares submitted for redemption by such Holder relative to the total number of Preferred Shares submitted for redemption by all Holders. The Company may not make any dividend or other distribution to holders of Common Stock or other Junior Stock until the Company has paid the Redemption Price to all Holders submitting a Notice of Redemption at Option of Holder to the Company on or prior to the Redemption at Option of Holder Termination Date.

(d)         Void Redemption. In the event that the Company does not pay the Redemption Price by the Redemption Date, at any time thereafter and until the Company pays such unpaid applicable Redemption Price in full or if a Holder desires to cancel a Notice of Redemption at Option of Holder, in whole or in part, at any time prior to the date of the consummation of the Change of Control, a Holder shall have the option to, in lieu of redemption, require the Company to promptly return to such Holder any or all of the Preferred Shares that were submitted for redemption by such Holder under this Section 3 and for which the applicable Redemption Price has not been paid, by sending written notice thereof to the Company via facsimile (the “Void Optional Redemption Notice”). Upon the Company’s receipt of such Void Optional Redemption Notice, (i) the Notice of Redemption at Option of Holder shall be null and void with respect to those Preferred Shares subject to the Void Optional Redemption Notice, (ii) the Company shall immediately return any Preferred Shares subject to the Void Optional Redemption Notice to the Holder thereof, and (iii) the Conversion Price of all outstanding Preferred Shares shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Void Optional Redemption Notice is delivered to the Company and (B) the lowest Weighted Average Price of the Common Stock during the period beginning on the date on which the Notice of Redemption at Option of Holder is delivered to the Company and ending on the date on which the Void Optional Redemption Notice is delivered to the Company.

(e)         Disputes; Miscellaneous. In the event of a dispute as to the determination of the arithmetic calculation of the Redemption Price, such dispute shall be resolved pursuant to Section 2(d)(iii) above with the term “Redemption Price” being substituted for the term “Conversion Rate”. A Holder’s delivery of a Void Optional Redemption Notice and exercise of its rights following such notice shall not effect the Company’s obligations to make any payments which have accrued prior to the date of such notice. In the event of a redemption pursuant to this Section 3 of less than all of the Preferred Shares represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the Holder of such Preferred Shares a Preferred Stock Certificate representing the remaining Preferred Shares which have not been redeemed, if necessary.

(4)	Other Rights of Holders.

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(a)         Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 4(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each Holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value equal to the stated value of the Preferred Shares held by such Holder and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (or its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of, the Company and shall assume all of the obligations of the Company under this Certificate of Designations with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of the Preferred Shares at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Preferred Shares prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Preferred Shares been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Certificate of Designations. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions.

(b)         Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holders will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of the Preferred Shares immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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(5)	Reservation of Shares.

(a)          The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversions of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding; provided that the number of shares of Common Stock so reserved shall at no time be less than 100% of the number of shares of Common Stock for which the Preferred Shares are at any time convertible (the “Required Reserve Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder at the time of issuance of the Preferred Shares or increase in the number of reserved shares, as the case may be (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares (other than pursuant to a transfer of Preferred Shares in accordance with the immediately preceding sentence) shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(b)         Insufficient Authorized Shares. If at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (i) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock or (ii) procure a written consent from the holders of a majority of its Voting Stock to equivalent effect, and shall cause a copy of such consent to be distributed to its stockholders with an information statement as prescribed under the Exchange Act. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

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(6)          Voting Rights. Each Holder shall be entitled to the whole number of votes equal to the number of shares of Common Stock into which such Holder’s Preferred Shares would be convertible on the record date for the vote or consent of stockholders, and shall otherwise have voting rights and powers equal to the voting rights and powers of the Common Stock. Each Holder shall be entitled to receive the same prior notice of any stockholders’ meeting as is provided to the holders of Common Stock in accordance with the bylaws of the Company, as well as prior notice of all stockholder actions to be taken by legally available means in lieu of a meeting, and shall vote with holders of the Common Stock as if they were a single class of securities upon any matter submitted to a vote of stockholders, except those matters required by law or by the terms hereof to be submitted to a class vote of the Holders of Preferred Shares, in which case the Holders of Preferred Shares only shall vote as a separate class.

(7)	Board of Directors.

(a)   General. So long as Prencen LLC together with any of its Affiliates (collectively, the “Prencen Funds”) hold at least twenty percent (20%) of the Preferred Shares issued on the Initial Issuance Date:

(i) Designation of Directors. The Holders shall be entitled to designate a majority of the directors (the “Series C Directors”) of the Company’s board of directors (the “Board”).

(ii) Size of Board. So long as the Preferred Shares remain outstanding, the Board shall consist of no more than nine (9) directors.

(iii) Nomination. Subject to limitations, if any, imposed by Principal Market rules in effect from time to time and applicable law, the Company agrees to cause the persons designated pursuant to Section 7(a) to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent with respect to the election of members of the Board.

(iv) Vacancy; Removal. Any vacancy in the position of a Series C Director may be filled only by the Holders of the Preferred Shares. Each Series C Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the affirmative vote, at a special meeting of Holders of Preferred Shares called for such purpose, or by the written consent, of the Holders of record of a majority of the outstanding Preferred Shares. Any vacancy created by such removal may also be filled at such meeting or by such consent.

(b)         Transactions with Affiliates. So long as a Majority Holder holds Preferred Shares, if the Company and such Majority Holder, directly or indirectly, proposes to enter into a transaction, the vote or written consent, as applicable, of

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at least a majority of the non-interested members of the Board shall be required to authorize such transaction.

(8)          Liquidation. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of the Common Stock or other Junior Stock of the Company, an amount per Preferred Share equal to the Stated Value plus the Additional Amount (if any) (the “Liquidation Preference”); provided that, if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of other classes or series of preferred stock of the Company, if any, that are of equal rank with the Preferred Shares as to payments of Liquidation Funds (the “Pari Passu Shares”), then each Holder and each holder of Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder as a liquidation preference, in accordance with their respective certificate of designations, preferences and rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. To the extent necessary, the Company shall cause such actions to be taken by any of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section. All the preferential amounts to be paid to the Holders under this Section shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of Junior Stock in connection with a Liquidation Event as to which this Section applies. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a Liquidation Event.

(9)          Preferred Rank. All shares of Common Stock and other capital stock of the Company as of the Initial Issuance Date shall be of junior rank to all Preferred Shares with respect to the preferences as to dividends, distributions, redemptions, and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock and other Junior Stock shall be subject to the preferences and relative rights of the Preferred Shares. Without the prior express written consent of the Required Holders, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior or pari-passu rank to the Preferred Shares in respect of the preferences as to distributions and payments upon a Liquidation Event. The Company shall be permitted to issue preferred stock that is junior in rank to the Preferred Shares in respect of the preferences as to dividends and other distributions and payments upon the liquidation, dissolution and winding up of the Company, provided that any such junior preferred stock is not subject to redemption and any such junior preferred stock is not entitled to a liquidation preference greater than the purchase price of such junior preferred stock. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative powers, designations and preferences provided for herein (except that the Preferred Shares may be pari passu with, but not junior to, any capital stock of the Successor Entity) and no merger or consolidation shall result inconsistent therewith. Notwithstanding anything else contained in any Transaction Document, so long as any Permitted Senior Indebtedness is outstanding, neither the Company nor any of its Subsidiaries shall (directly or indirectly) make any redemption payments (including, without limitation, pursuant to Section 2(d)(vii) above) or payments made in connection with the occurrence of a Liquidation Event, payments of fees or expenses (other than

23

the Legal Expense Amount (as defined in the Securities Purchase Agreement)) or damages reimbursements, indemnification payments, dividends, distributions or other payments (directly or indirectly) (other than a payment of $2.5 million to the Prencen Funds, plus interest accrued thereon, with respect to any indebtedness incurred by the Company relating to payments to its executive officers to be paid in accordance with the payment schedule attached as Schedule 4(n) to the Securities Purchase Agreement or at such other times as permitted by the written consent of the Required Lenders (as defined in the WFF Facility) (to the extent the WFF Facility is then outstanding), the holders of a majority of the loans issued pursuant to the Watershed Facility (to the extent the Watershed Facility is then outstanding) and the holders of a majority of the outstanding principal amount of the Third Lien Notes then outstanding (if the Watershed Funds hold any principal amount of the Third Lien Notes, such majority must include such Watershed Funds)) to the Holders and/or the Redemption Holders, in their capacity as holders of Preferred Shares and/or Redemption Shares, as applicable (including, without limitation, under the Securities Purchase Agreement and the Certificate of Designations), without the written consent of holders of a majority of the loans under the Watershed Facility, the Watershed Funds so long as it holds any principal amount of the Third Lien Notes, and the Required Lenders under the WFF Facility (in each case solely to the extent such applicable Permitted Senior Indebtedness remains outstanding). Solely for purposes of this paragraph and only so long as the WFF Facility remains outstanding, the Watershed Facility remains outstanding or the Watershed Funds hold any principal amount of the Third Lien Notes, the Watershed Funds (so long as any principal amount of the Third Lien Notes are then held by the Watershed Funds), the lenders under the Watershed Facility (to the extent then outstanding) and the lenders under the WFF Facility (to the extent then outstanding) shall each be deemed third-party beneficiaries hereof. So long as the WFF Facility remains outstanding, the Watershed Facility remains outstanding or the Watershed Funds hold any principal amount of the Third Lien Notes, no amendment, modification, waiver or supplement may be made to the last three sentences of this Section 9 without the prior written consent of the Watershed Funds (so long as any principal amount of the Third Lien Notes are then held by the Watershed Funds), the lenders under the Watershed Facility (to the extent then outstanding) and/or the lenders under the WFF Facility (to the extent then outstanding).

(10)       Vote to Change the Terms of the Preferred Shares. So long as the Prencen Funds hold at least twenty percent (20%) of the Preferred Shares issued on the Initial Issuance Date, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Certificate of Incorporation, the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, shall be required before the Company or any of its Subsidiaries may: (a) enter into any agreement regarding, or consummate, a Change of Control; (b) whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares; (c) increase or decrease (other than by conversion or redemption as expressly provided herein) the authorized number of the Preferred Shares; (d) create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Preferred Shares with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company (other than the authorization or creation of the Series C Convertible Preferred Stock); (e) enter into any transactions with any Affiliate of the Company; (f) purchase, repurchase or redeem any shares of Common Stock (other than Preferred Shares or pursuant to equity incentive agreements with employees giving the Company

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the right or obligation to repurchase such shares upon the termination of services or otherwise ); (g) pay dividends or make any other distribution on the Common Stock; (h) amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or bylaws, or file any certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation or otherwise; (i) hire or terminate any executive officer of the Company or amend the terms of any such person’s employment agreement, if any of the foregoing would obligate the Company, directly or indirectly, to pay to any Person in any twelve month period in cash or other assets with an aggregate value greater than or equal to $250,000; (j) approve in all respects any restructuring plan of the Company or any of its Subsidiaries, including, without limitation, the timing to implement the restructuring plan and all costs and expenses associated therewith or (k) amend or modify the terms of any contractual agreement of the Company with any executive officer of the Company.

(11)       Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Preferred Shares into Common Stock.

(12)       Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief). No remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit a Holder’s right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

(13)       Construction. This Certificate of Designations shall be deemed to be jointly drafted by the Company and the initial Holders hereof and shall not be construed against any person as the drafter hereof.

(14)       Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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(15)       Notice. Whenever notice or other communication is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice shall be given to the Company at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 and to the Holders at such addresses as are provided in the register maintained pursuant to Section 17 below.

(16)       Transfer of Preferred Shares. Subject to the other contractual restrictions on transfer set forth in the Securities Purchase Agreement, a Holder may assign some or all of the Preferred Shares and the accompanying rights hereunder held by such Holder without the consent of the Company; provided that such assignment is in compliance with applicable securities laws.

(17)       Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name and address of the persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Preferred Share is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

(18)       Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the rules and regulations of the Principal Market, the DGCL, this Certificate of Designations or otherwise with respect to the issuance of the Preferred Shares or the Common Stock issuable upon conversion thereof may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders to the extent permitted by and all in accordance with the applicable rules and regulations of the Principal Market and the DGCL. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

* * * * *

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IN WITNESS WHEREOF, the Company has caused this Certificate of Designations to be signed by Andrew Sheldrick, its Vice President and General Counsel, as of the 15th day of January, 2008.

ASCENDIA BRANDS, INC.

By:  /s/ Andrew Sheldrick

Name:  Andrew Sheldrick

Title:  Vice President and General Counsel

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EXHIBIT I

ASCENDIA BRANDS, INC. CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Ascendia Brands, Inc. (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, par value $.001 per share (the “Preferred Shares”), of Ascendia Brands, Inc., a Delaware corporation (the “Company”), indicated below into shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:______________________________________________________

Number of Preferred Shares to be converted: ___________________________________

Stock certificate no(s). of Preferred Shares to be converted: ________________________

Tax ID Number (If applicable): ______________________________________________

Please confirm the following information:_____________________________________________

Conversion Price:________________________________________________________

Number of shares of Common Stock to be issued:________________________________

Please issue the Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:_________________________________________

_________________________________________

Address:_________________________________________

Telephone Number:_________________________________

Facsimile Number:__________________________________

Authorization:_____________________________________

By:_____________________________

Title:____________________________

Dated:

Account Number (if electronic book entry transfer):______________________________

Transaction Code Number (if electronic book entry transfer):_______________________

[NOTE TO HOLDER -- THIS FORM MUST BE SENT CONCURRENTLY TO TRANSFER AGENT]

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ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust Company to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated January 15, 2008 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Company.

ASCENDIA BRANDS, INC.

By:_____________________

Name:___________________

Title:____________________

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EXHIBIT E

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 15, 2008, by and among Ascendia Brands, Inc. (f/k/a Cenuco, Inc.), a Delaware corporation, with headquarters located at 100 American Metro Boulevard, Suite 108, Hamilton, NJ 08619 (the ”Company”), and the undersigned buyers (each, a “Buyer”, and collectively, the “Buyers”).

WHEREAS:

A.          In connection with the Second Amended and Restated Securities Purchase Agreement by and among the Company, Prencen Lending LLC, a Delaware limited liability company (“Prencen Lending”), and Prencen LLC, a Delaware limited liability company (the “Equity Investor”, and together with Prencen Lending, the “Original Buyers”), dated as of June 30, 2006 (as amended from time to time in accordance with its terms, the “Original Amended Securities Purchase Agreement”), the Company issued and sold to (i) Prencen Lending, a senior secured convertible note of the Company (as amended from time to time in accordance with its terms, the “Original Note”) which, among other things, is convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (as converted, collectively, the “Original Conversion Shares”), and (ii) the Equity Investor, two series of warrants (as amended from time to time in accordance with their terms, the “Original Warrants”) which are exercisable to purchase shares of Common Stock (as exercised, collectively, the “Original Warrant Shares”).

B.           Contemporaneously with the execution and delivery of the Original Securities Purchase Agreement, Steven Bettinger, Jodi Bettinger and the Equity Investor executed and delivered that certain Securities Purchase Agreement, dated as of June 30, 2006 (the “Bettinger Agreement”), whereby the Equity Investor acquired shares of Common Stock (the “Original Bettinger Shares” and such number of Original Bettinger Shares held by the Equity Investor or its affiliates as of the Closing Date, the “Bettinger Shares”).

C.           The Company and the Original Buyers entered into that certain Amendment and Exchange Agreement, dated as of December 27, 2006 (as amended by Amendment No. 1 to the Amendment and Exchange Agreement, dated as of December 29, 2006, by and among the Company and the Original Buyers, the “Common Exchange Agreement”), pursuant to which the Equity Investor exchanged certain Common Stock of the Company held by the Equity Investor for Series B Convertible Preferred Stock of the Company and Series B-1 Convertible Preferred Stock of the Company (collectively, the “Series B and B-1 Preferred Shares”) which are, among other things, convertible into Common Stock (as converted, collectively, the “Series B and B-1 Preferred Conversion Shares”).

D.          Contemporaneously with the Common Exchange Agreement, the Company and the Original Buyers executed and delivered the Second Amended and Restated Registration Rights Agreement, dated as of December 27, 2006 (the “December 2006 Registration Rights Agreement”), which amended and restated that certain Amended and Restated Registration Rights Agreement, dated as of August 2, 2006 (as amended prior to the date of the December 2006 Registration Rights Agreement, the “Original Amended

Registration Rights Agreement”), by and among the Company and the Original Buyers, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the December 2006 Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.           The Company and the Original Buyers entered into that certain Amendment Agreement, dated as of December 30, 2006 (the “Note Amendment Agreement”), whereby, among other things, the Company amended and restated the Original Note and issued to Prencen Lending an Amended and Restated Senior Secured Convertible Note (the “Amended Note”).

F.           The Company and the Original Buyers entered into that certain Third Amended and Restated Securities Purchase Agreement, dated as of February 9, 2007 (the “Prencen Securities Purchase Agreement”), which amended and restated the Second Amended and Restated Securities Purchase Agreement, pursuant to which the Company redeemed a portion of the Amended Note and the remaining $76,000,000 in principal amount of the Amended Note was surrendered and cancelled in exchange for the Company having issued to Prencen Lending a new series of secured convertible notes of the Company (the “Prencen Notes”) which, among other things, are convertible into shares of Common Stock in accordance with the terms of the Prencen Notes (as converted, collectively, the “Prencen Conversion Shares”) and issued to Prencen Lending under the terms and conditions of the Prencen Securities Purchase Agreement.

G.           The Company, Watershed Capital Partners, L.P. (“WCP”) and Watershed Capital Institutional Partners, L.P. (together with WCP, “Watershed”) entered into that certain Securities Purchase Agreement, dated as of February 9, 2007 (the “Watershed Securities Purchase Agreement”, and together with the Prencen Securities Purchase Agreement, the “Securities Purchase Agreements”), pursuant to which the Company issued and sold to Watershed, a new series of secured convertible notes of the Company (the “Watershed Notes”, and together with the Prencen Notes, the “Notes”) which, among other things, are convertible into shares of Common Stock in accordance with the terms of the Watershed Notes (as converted, collectively, the “Watershed Conversion Shares”, and together with the Prencen Conversion Shares, the “Conversion Shares”). The terms and provisions of the Watershed Notes and the Prencen Notes are substantially identical except for the right of Special Redemption (as defined in the Prencen Notes) as set forth in Section 9(b) of the Prencen Notes.

H.          Contemporaneously with the Securities Purchase Agreements, the Company, the Original Buyers and Watershed executed and delivered the Registration Rights Agreement, dated as of February 9, 2007 (as amended up to the date hereof, the “Existing Registration Rights Agreement”), and pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws.

I.             The Company and Prencen Lending entered into that certain letter agreement, dated as of November 19, 2007 (the “Letter Agreement”), pursuant to which

Prencen Lending loaned the Company $2,000,000. In consideration for the loan, the Company issued to Prencen Lending (i) an unsecured convertible note in the principal amount of $2,000,000 (the “Short-Term Note”) and (ii) a Series A Warrant, Warrant No. A-2 (together with the Original Warrants, the “Warrants”), which is exercisable to purchase shares of Common Stock (as exercised, together with the Original Warrant Shares, the “Warrant Shares”). The Short Term Note was subsequently transferred to the Equity Investor.

J.            Contemporaneously herewith, the Company and the Equity Investor are entering into that certain Securities Purchase Agreement of even date herewith (the “Preferred Stock Purchase Agreement”), pursuant to which the Company will issue and sell to the Equity Investor, and the Equity Investor will in partial payment therefor surrender the Short-Term Note for, shares of a new series of convertible preferred stock designated as Series C Convertible Preferred Stock (the “Series C Preferred Shares”, and together with the Series B and B-1 Preferred Shares, the “Preferred Shares”) which, among other things, will be convertible into shares of Common Stock (as converted, together with the Series B and B-1 Preferred Conversion Shares, the “Preferred Conversion Shares”) in accordance with the terms of the Certificate of Designations (as defined in the Preferred Stock Purchase Agreement) and issued to the Equity Investor under the terms and conditions of the Preferred Stock Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree to amend and restate the Existing Registration Rights Agreement as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreements. As used in this Agreement, the following terms shall have the following meanings:

a.     “Additional Effective Date” means the date the applicable Additional Registration Statement is declared effective by the SEC.

b.    “Additional Effectiveness Deadline” means the date which is 60 days after the applicable Additional Filing Deadline for the applicable Additional Registration Statement, or if there is a full review of such Additional Registration Statement by the SEC, 90 days after the applicable Additional Filing Deadline for such Additional Registration Statement.

c.     “Additional Filing Date” means the date on which the applicable Additional Registration Statement is filed with the SEC.

d.    “Additional Filing Deadline” means the earlier of (i) six (6) months from the Effective Date of the immediately preceding Registration Statement filed hereunder and (ii) the first date on which the SEC shall permit, or not object to, the filing of any Additional Registration Statement.

e.     “Additional Registrable Securities” means (i) any Cutback Shares not previously included on a Registration Statement hereunder and (ii) any share capital of the

Company issued or issuable with respect to the Cutback Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

f.     “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

g.    “Additional Required Registration Amount” means all of the Cutback Shares not previously included on a Registration Statement, subject to adjustment as provided in Section 2.2(e), without regard to any limitations on conversion of the Notes or Preferred Shares or exercise of the Warrants.

h.    “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

i.     “Closing Date” shall have the meaning set forth in the Prencen Securities Purchase Agreement (which is identical to the Closing Date in the Watershed Securities Purchase Agreement).

j.     “Cutback Shares” means any of the Initial Required Registration Amount of Registrable Securities not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC; provided, that notwithstanding anything to the contrary contained in this Agreement, the Prencen Funds (as defined in the Certificate of Designations) may, at its written request, substitute Common Stock issued or issuable upon conversion of the Series C Preferred Shares held by the Prencen Funds in lieu of a like number of Registrable Securities of the Prencen Funds or other securities entitled to registration by such Prencen Funds hereunder with respect to any Registrable Securities designated as Cutback Shares hereunder; for the avoidance of doubt, the foregoing shall not reduce the number of Registrable Securities allocated to any of the Investors in accordance with Section 2.2 hereof.

k.    “Demand Registration” shall mean a registration required to be effected by the Company pursuant to Section 2.1.

l.     “Demand Registration Statement” shall mean a registration statement of the Company which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2.1 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

m.   “Effective Date” means the Initial Effective Date or the Additional Effective Date, as applicable.

n.    “Effectiveness Deadline” means the Initial Effectiveness Deadline or the Additional Effectiveness Deadline, as applicable.

o.    “Filing Date” means the Initial Filing Date or the Additional Filing Date, as applicable.

p.    “Filing Deadline” means the Initial Filing Deadline or the Additional Filing Deadline, as applicable.

q.	“Holder” means any holder of Registrable Securities.

r.     “Holders’ Counsel” shall mean, in the case of a Demand Registration, one firm of counsel (per registration) to the Holders of Registrable Securities participating in such registration, which counsel shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request.

s.     “Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

t.     “Initial Effectiveness Deadline” means the date which is (i) in the event the Registration Statement is not subject to a full review by the SEC, 60 days after the Initial Filing Deadline or (ii) in the event the Registration Statement is subject to a full review by the SEC, 90 days after the Initial Filing Deadline.

u.    “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

v.    “Initial Filing Deadline” means the earlier of sixty (60) days after (i) the date on which the Company receives written or oral notification from the SEC that the Company may file a registration statement without the requirement to include any of the historical financial statements of the brands and other assets acquired by the Company from Coty, Inc. and certain of its affiliates (collectively, “Coty”) and (ii) the filing of the Company’s Annual Report on Form 10-K for the fiscal year ending February 28, 2010.

w.   “Initial Registrable Securities” means (i) the Conversion Shares issued or issuable upon conversion of the Notes, (ii) the Preferred Conversion Shares issued or issuable upon conversion of the Preferred Shares, (iii) the Warrant Shares issued or issuable upon exercise of the Warrants, (iv) the Bettinger Shares, (v) any Common Stock currently held or subsequently acquired by the Buyers, and (vi) any capital stock of the Company issued or ssuable, with respect to the Notes, the Preferred Shares, the Conversion Shares, the Preferred Conversion Shares, the Warrant Shares, the Bettinger Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitations on conversion of the Notes or the Preferred Shares and/or exercise of the Warrants, in each case other than Cutback Shares.

x.    “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

y.    “Initial Required Registration Amount” means 130% of the sum of (i) the maximum number of Conversion Shares issued or issuable pursuant to the Notes, as of the trading day immediately preceding the applicable date of determination, (ii) the maximum number of Preferred Conversion Shares issued or issuable pursuant to the Preferred Shares, as of the trading day immediately preceding the applicable date of determination, (iii) the number of Bettinger Shares and (iv) the maximum number of Warrant Shares issued and issuable pursuant to the Warrants as of the trading day immediately preceding the applicable date of determination (subject to adjustment for stock splits and stock dividends and without regard to any limitations on conversion of the Notes or Preferred Shares or the exercise of the Warrants), all subject to adjustment as provided in Section 2.2(e), in each case other than Cutback Shares.

z.     “Initiating Holders” shall mean, with respect to a particular registration, the Holders who initiated the Request for such registration.

aa.   “Investor” means a Buyer or any transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of the Notes, Preferred Shares, Bettinger Shares or Warrants, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

bb.  “Noteholders” means the holders of the Notes and the Conversion Shares that are party hereto or who have agreed to become bound by the provisions of this Agreement in accordance with Section 9.

cc.  “Other Investors” shall have the meaning set forth in Section 2.2(c).

dd.  “Other Investor Percentage” means the percentage determined by dividing the number of Other Registrable Securities held by such Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by such Other Investor) by the aggregate of the number of Other Registrable Securities and Registrable Securities held by the Other Investors and the Investors (each on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party).

ee.   “Other Registrable Securities” shall have the meaning set forth in Section 2.2(c).

ff.   “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and/or a government or any department or agency thereof.

gg.  “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

hh.  “Registration Expenses” shall mean any and all expenses incident to performance of or compliance with this Agreement by the Company and its subsidiaries, including, without limitation (i) all SEC, stock exchange, FINRA and other registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws and compliance with the rules of any stock exchange (including fees and disbursements of counsel in connection with such compliance and the preparation of a blue sky memorandum and legal investment survey), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing, distributing, mailing and delivering any Registration Statement, any prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents relating to the performance of or compliance with this Agreement, (iv) the fees and disbursements of counsel for the Company, (v) the fees and disbursements of Holders’ Counsel, (vi) the fees and disbursements of all independent public accountants (including the expenses of any audit and/or “cold comfort” letters) and the fees and expenses of other Persons, including experts, retained by the Company, (vii) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, and (ix) premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered; provided, however, Registration Expenses shall not include discounts and commissions payable to underwriters, selling brokers, dealer managers or other similar Persons engaged in the distribution of any of the Registrable Securities; and provided further, that in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event; and provided, further, that in the event the Company shall, in accordance with Section 2.2 or Section 3(r) hereof, not register any securities with respect to which it had given written notice of its intention to register to Holders, notwithstanding anything to the contrary in the foregoing, all of the costs incurred by such Holders in connection with such registration shall be deemed to be Registration Expenses.

ii.    “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

jj.    “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

kk.	“Request” shall have the meaning set forth in Section 2.1(a).

ll.    “Required Holders” means the holders of at least a majority of the Registrable Securities.

mm.   “Required Holders of the Registration” shall mean, with respect to a particular registration, one or more Holders of Registrable Securities who would hold a majority of the Registrable Securities to be included in such registration.

nn.  “Required Registration Amount” means either the Initial Required Registration Amount or the Additional Required Registration Amount, as applicable.

oo.  “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

pp.	“SEC” means the United States Securities and Exchange Commission.

qq.  “Underwriters” shall mean the underwriters, if any, of the offering being registered under the Securities Act.

rr.   “Underwritten Offering” shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

ss.   “Withdrawn Demand Registration” shall have the meaning set forth in Section 2.1(a).

tt.    “Withdrawn Request” shall have the meaning set forth in Section 2.1(a).

2.	Registration.
	2.1	Demand Registration

a.    Right to Demand Registration. (i) Subject to Section 2.1(c), at any time or from time to time after the Initial Filing Deadline, the Required Holders shall have the right to request in writing that the Company register all or part of such Required Holders’ Registrable Securities (a “Request”) by filing with the SEC a Demand Registration Statement.

(1)          Each Request shall specify the amount of Registrable Securities intended to be disposed of by such Holders and the intended method of disposition thereof.

(2)          As promptly as practicable, but no later than 10 days after receipt of a Request, the Company shall give written notice of such requested registration to all other Holders of Registrable Securities and the Other Investors.

(3)          Subject to Section 2.1(b), the Company shall include in a Demand Registration (i) the Registrable Securities intended to be disposed of by the Initiating Holders, (ii) the Registrable Securities intended to be disposed of by any other Holder which shall have made a written request (which request shall specify the amount of Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company and (iii) the Other Registrable Securities intended to be disposed of by any

Other Investor which shall have made a written request (which request shall specify the amount of Other Registrable Securities to be registered and the intended method of disposition thereof) to the Company for inclusion thereof in such registration within ten (10) days after the receipt of such written notice from the Company.

(4)          Right to Demand Registration. The Company, as expeditiously as possible following a Request, shall use its best efforts to cause to be filed with the SEC a Demand Registration Statement providing for the registration under the 1933 Act of the Registrable Securities which the Company has been so requested to register by all such Holders, to the extent necessary to permit the disposition of such Registrable Securities so to be registered in accordance with the intended methods of disposition thereof specified in such Request or further requests.

(5)          The Company shall use its best efforts to have such Demand Registration Statement declared effective by the SEC as soon as practicable thereafter and to keep such Demand Registration Statement continuously effective until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller(s) thereof set forth in such Demand Registration Statement; provided, such period need not extend beyond nine months after the effective date of the Demand Registration Statement; and provided, further, that with respect to any Demand Registration Statement, such period need not extend beyond the Registration Period, and which period, in any event, shall terminate when all Registrable Securities covered by such Demand Registration Statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) (the “Demand Registration Period”).

(ii)             A Request may be withdrawn prior to the filing of the Demand Registration Statement by the Required Holders of the Registration (a “Withdrawn Request”) and a Demand Registration Statement may be withdrawn prior to the effectiveness thereof by the Required Holders of the Registration (a “Withdrawn Demand Registration”) and such withdrawals shall be treated as a Demand Registration which shall have been effected pursuant to this Section 2.1, unless the Required Holders of Registrable Securities to be included in such Registration Statement reimburse the Company for its reasonable out-of-pocket Registration Expenses relating to the preparation and filing of such Demand Registration Statement (to the extent actually incurred); provided, however, that if a Withdrawn Request or Withdrawn Demand Registration is made because of a material adverse change in the business or financial condition of the Company, then such withdrawal shall not be treated as a Demand Registration effected pursuant to this Section 2.1 (and shall not be counted toward the number of Demand Registrations to which such Holders are entitled), and the Company shall pay all Registration Expenses in connection therewith. Any Holder requesting inclusion in a Demand Registration may, at any time prior to the effective date of the Demand Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion.

(iii)            The registration rights granted pursuant to the provisions of this Section 2.1 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

b.            Priority in Demand Registrations. If a Demand Registration involves an Underwritten Offering, and the sole or lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities and Other Registrable Securities, if any, requested to be included in such Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Required Holders of the Registration (such writing to state the basis of such opinion and the approximate number of Registrable Securities and Other Registrable Securities which may be included in such offering), the Company shall include in such Demand Registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, the Registrable Securities and Other Registrable Securities requested to be included in the Demand Registration by the Holders and the Other Investors allocated (x) first among the Noteholders and the Other Investors, (I) with the Other Investors being entitled to the Other Investor Percentage of such Demand Registration and (II) with the Noteholders dividing the remainder of such Demand Registration pro rata based on the number of (i) Conversion Shares issued or issuable upon conversion of the Notes held by each Noteholder and (ii) shares of any capital stock of the Company issued or issuable, with respect to Notes held by each Noteholder (the “Note Registrable Securities”) as adjusted to be in proportion to the number of Note Registrable Securities requested to be included in such Demand Registration by each of them (on an as converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by any such party) and (y) second, to the extent to which any shares remain after all of the Note Registrable Securities requested to be included in such Demand Registration are covered by such Registration Statement, pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor (on an as converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party). In the event the Company shall not, by virtue of this Section 2.1(b), include in any Demand Registration all of the Registrable Securities of any Holder requesting to be included in such Demand Registration, such Holder, upon written notice to the Company given within five days of the time such Holder first is notified of such matter, may reduce the amount of Registrable Securities it desires to have included in such Demand Registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included and the Holders not so reducing and the Other Investors shall be entitled to a corresponding increase in the amount of Registrable Securities or Other Registrable Securities, as applicable, to be included in such Demand Registration. Notwithstanding anything to the contrary contained in this Agreement, the Prencen Funds may, at its written request, substitute Common Stock issued or issuable upon conversion of the Series C Preferred Shares held by the Prencen Funds in lieu of a like number of Registrable Securities of the Prencen Funds or other securities entitled to registration by such Prencen Funds in such Demand Registration hereunder; for the avoidance of doubt, the foregoing shall not reduce the number of Registrable Securities allocated to any of the Investors in accordance with Section 2.1 hereof.

c.            Limitations on Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations:

(1)         in no event shall the Company be required to effect a Demand Registration unless the reasonably anticipated aggregate offering price to the public of all Registrable Securities for which registration has been requested by Holders, together with any shares sold by the Company for its own account, will be at least $5,000,000;

(2)         in no event shall the Company be required to effect a Demand Registration prior to 91 calendar days after a prior Demand Registration Statement is declared effective by the SEC;

(3)         in no event shall the Company be required to effect a Demand Registration at any time during the period commencing with the filing of the Initial Registration Statement or the Additional Registration Statement with the SEC and ending with the earlier of (x) the effectiveness of the Initial Registration Statement or the Additional Registration Statement, as applicable, and (y) the applicable Effectiveness Deadline; and

(4)         in no event shall the Company be required to effect, in the aggregate, more than five Demand Registrations; provided, however, that such number shall be increased to the extent the Company does not include in what would otherwise be the final registration the number of Registrable Securities requested to be registered by the Holders by reason of Section 2.1(b).

d.	Underwriting.

(1)          Selection of Underwriters. Notwithstanding anything to the contrary contained in Section 2.1(a), if the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment Underwritten Offering; and such Initiating Holders may require that all Persons (including other Holders) participating in such registration sell their Registrable Securities to the Underwriters at the same price and on the same terms of underwriting applicable to the Initiating Holders. If any Demand Registration involves an Underwritten Offering, the sole or managing Underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Initiating Holders holding a majority of the Registrable Securities (so long as such Underwriter is not affiliated with any such majority holders) for which registration was requested in the Request, subject to the approval of the Company (such approval not to be unreasonably withheld or delayed).

(2)          Underwriting Agreements. If requested by the sole or lead managing Underwriter for any Underwritten Offering effected pursuant to a Demand Registration the Company shall enter into a customary underwriting agreement with the Underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Required Holders of the Registration.

(3)          Holders of Registrable Securities to be Parties to Underwriting Agreement. The Holders of Registrable Securities to be distributed by Underwriters in an Underwritten Offering contemplated by Section 2.1(a) shall be parties to the underwriting agreement between the Company and such Underwriters and may, at such Holders’ option, require that any or all of the conditions precedent to the obligations of such Underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Registrable Securities. No Holder shall be required to make any representations or warranties to, or agreements with, the Company or the Underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s Registrable Securities and such Holder’s intended method of disposition.

(4)          Participation in Underwritten Registration. Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its securities on the same terms and conditions provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (ii) accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents customary for such an offering and reasonably required under the terms of such underwriting arrangements.

(5)          In no event shall the Company be required to effect more than five Underwritten Offerings.

e.            Registration of Other Securities. Whenever the Company shall effect a Demand Registration, no securities other than the Registrable Securities and Other Registrable Securities shall be covered by such registration unless (a) the Required Holders of the Registration shall have consented in writing to the inclusion of such other securities and (b) no holder of Registrable Securities is unable to include any of its Registrable Securities requested for inclusion in such registration by reason of Section 2.1(b).

f.            Effective Registration Statement; Suspension. A Demand Registration Statement shall not be deemed to have become effective (and the related registration will not be deemed to have been effected) (i) unless it has been declared effective by the SEC and remains effective in compliance with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities covered by such Demand Registration Statement for the Demand Registration Period, (ii) if the offering of any Registrable Securities pursuant to such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, or (iii) if, in the case of an Underwritten Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied other than by the sole reason of any breach or failure by the Holders of Registrable Securities or are not otherwise waived.

g.            Other Registrations. During the period (i) beginning on the date of a Request and (ii) ending on the date that is 90 days after the date that a Demand Registration Statement filed pursuant to such Request has been declared effective by the SEC or, if the Required Holders of the Registration shall withdraw such Request or such Demand Registration Statement, on the date of such Withdrawn Request or such Withdrawn Registration Statement, the Company shall not, without the consent of the Required Holders of the Registration, file a registration statement pertaining to any other securities of the Company (other than a registration relating solely to the sale of securities to participants in a Company employee stock or similar plan on Form S-8).

h.            Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Initiating Holders holding a majority of the Registrable Securities for which registration was requested in the Request, and (ii) which shall be available for the sale of Registrable Securities in accordance with the intended method or methods of disposition specified in the requests for registration. The Company agrees to include in any such Registration Statement all information which any selling Investor Holder, upon advice of counsel, shall reasonably request.

2.2	Required Registration.

a.    Initial Mandatory Registration. The Company shall prepare, and, as soon as practicable, but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the lesser of (x) the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B, provided that, subject to Section 3(c), the information to be included in the Selling Stockholders section which relates to a Holder shall be subject to the approval of such Holder, and the Company shall make any changes to such section and the Plan of Distribution section that are reasonably requested by such Holder. The Company shall use its best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

b.    Additional Mandatory Registrations. To the extent that all the Registrable Securities have not been previously registered on a Registration Statement hereunder, the Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration and reasonably acceptable to the Required Holders, subject to the provisions of Section 2.2(e). Each Additional Registration Statement prepared pursuant hereto shall register for resale the lesser of (x) the Additional Required Registration Amount determined as of the date the applicable Additional Registration Statement is initially filed with the SEC and (y) the maximum number of shares of Common Stock of the Company permitted to be registered therein by the staff of the SEC. Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B, provided that, subject to Section 3(c), the information to be included in the Selling Stockholders section which relates to a Holder shall be subject to the approval of such Holder, and the Company shall make any changes to such section and the Plan of Distribution section that are reasonably requested by such Holder. The Company shall use its best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline for such Additional Registration Statement. By 9:30 a.m. on the Business Day following each Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement. To the extent the staff of the SEC does not permit all previously unregistered Additional Registrable Securities to be registered on any Additional Registration Statement, the Company successively shall file Additional Registration Statements in accordance with the terms of this Section 2.2(b) until such time as all Registrable Securities hereunder have been registered with the SEC.

c.    Allocation of Registrable Securities. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders except for the securities required to be registered by the Company pursuant to the Coty Registration Rights Agreement (as defined in the Securities Purchase Agreement) (such additional securities required to be registered pursuant to the Coty Registration Rights Agreement, the “Other Registrable Securities”, and the registered holders of such Other Registrable Securities, the “Other Investors”). The initial number of Registrable Securities and Other Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities or Other Registrable Securities included therein shall first be allocated among the Other Investors and the Noteholders (x) with the Other Investors being entitled to the Other Investor Percentage of such number of Registrable Securities and Other Registrable Securities and (y) with the Noteholders dividing the remainder of such number of Registrable Securities and Other Registrable Securities pro rata based on the number of Note Registrable Securities held by each Noteholder at the time the Registration Statement covering such initial number of Registrable Securities and Other Registrable Securities or increase thereof is declared effective by the SEC, and any of such number of Registrable Securities and Other Registrable Securities included in such Registration Statement and any increase in such number of Registrable Securities or Other Registrable Securities included therein that remains after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated pro rata among the Investors and the Other Investors based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities held by each Investor and Other Investor at the time such Registration Statement is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee that becomes an Investor shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities or Other Registrable Securities covered by such Registration Statement shall first be allocated to the remaining Noteholders, pro rata based on the number of Note Registrable Securities then held by such Noteholders which are covered by such Registration Statement, and any such shares of Common Stock to be reallocated that remain after all of the Note Registrable Securities are covered by such Registration Statement shall then be allocated to the remaining Investors and Other Investors, pro rata based on the number of Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities then held by such Investors and Other Investors which are covered by such Registration Statement. If the SEC requires that the Company register less than the amount of shares of Common Stock originally included on any Registration Statement at the time it was filed, first the Registrable Securities (other than Note Registrable Securities) on such registration statement and any other securities allowed to be registered on such Registration Statement (in accordance with this paragraph) shall be decreased on a pro rata basis, and then if any additional shares of Common Stock need to be decreased, the Note Registrable Securities shall be decreased on a pro rata basis. Notwithstanding anything in this Section 2.2 to the contrary, if an Investor submits a written notice to the Company electing not to have all or any part of such Investor’s Registrable Securities included in a Registration Statement filed or required to be filed pursuant to this Section 2.2 (such Registrable Securities not to be included in such Registration Statement, the “Excluded Registrable Securities”), the Company shall not include such Excluded Registrable Securities in such Registration Statement.

d.    Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in regards to the performance of the Company’s obligations under this Agreement.

e.    Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

f.     Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2.2(a) or 2.2(b) is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2.2(c), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the trading day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion of the Notes or the Preferred Shares or the exercise of the Warrants and such calculation shall assume that the Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Notes), that the Preferred Shares are then convertible into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Certificates of Designations (as defined in the Common Exchange Agreement for the Series B and B-1 Preferred Shares and as defined in the Preferred Stock Purchase Agreement for the Series C Preferred Shares, as the case may be)) and that the Warrants are then exercisable for shares of Common Stock at the then prevailing Exercise Price (as defined in the applicable Warrant).

g.    Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby (other than Excluded Registrable Securities, if any) and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a “Filing Failure”) or (B) filed with the SEC but not declared effective by the SEC on or before the applicable Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the applicable Effective Date, sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of the Common Stock on its principal trading market or exchange, or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any Investor by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each Investor which holds Notes an amount in cash equal to two percent (2.0%) of the aggregate principal amount of the Notes held by such Investor immediately following the losing Date on each of the following dates: (i) the day of a Filing Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) the day of an Effectiveness Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured; and (iii) the initial day of a Maintenance Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which an Investor shall be entitled pursuant to this Section 2.2(g) are referred to herein as “Registration Delay Payments.” For the avoidance of doubt, and notwithstanding anything to the contrary contained herein, no Registration Delay Payments may be made unless specifically allowed by the Intercreditor Agreement. Registration Delay Payments shall be paid on the day of the Filing Failure, Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of two percent (2.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything herein or in the

Securities Purchase Agreements or the Preferred Stock Purchase Agreement to the contrary, (i) no Registration Delay Payments shall be due and payable with respect to the Warrants or the Warrant Shares and (ii) in no event shall the aggregate amount of Registration Delay Payments (other than Registration Delay Payments payable pursuant to events that are within the control of the Company) exceed, in the aggregate, 10% of the aggregate principal amount of the Notes issued and outstanding on the Closing Date pursuant to the Securities Purchase Agreements.

h.    Reasonable Best Efforts To Exclude Coty Financial Statements. Upon the written request of any of the Required Holders, the Company shall use reasonable best efforts to obtain the SEC’s permission to allow the Company to file the Initial Registration Statement without the inclusion of the historical financial statements of the brands and other assets acquired by the Company from Coty. In no event shall the Company be required to take action under this Section 2.2(h) more than once every six (6) months.

2.3	Piggyback Registration.

a.    Piggyback Rights. If the Company proposes to file a registration statement with the Commission with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, on convertible into, equity securities, for its own account or for the account of any stockholder of the Company (other than a registration statement on Form S-4 or Form S-8 or their successors or any other form for a limited similar purpose or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another Person), the Company shall, at least thirty days prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of any Holder or Holders given within twenty days of the receipt of such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause the Registrable Securities that such Holder or Holders request the Company to register to be included in such registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters (if any) of a proposed Underwritten Offering to permit such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company, in each case to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder or Holders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.3 without obligation to the Holders (any such registration statement which includes Registrable Securities, a “Piggy-Back Registration Statement”).

b.    Underwritten Offerings. In connection with any Underwritten Offering under this Section 2.3 (but not including Underwritten Offerings under Section 2.1), the notice to the Holders shall state whether such offering is an Underwritten Offering and the Company shall not be required to include any Registrable Securities in such Underwriting Offering unless the Holders requesting inclusion of such Registrable Securities accept the terms of the underwriting as reasonably agreed upon between the Company and the managing Underwriter or Underwriters, selected by the Company. Each Holder that has requested that Registrable Securities held by it be included in such Registration Statement shall (together with the Company and the other Holders distributing the securities through such underwriting) enter into such underwriting agreement as reasonably agreed upon between the Company and the managing Underwriter or Underwriters. In connection with any Underwritten Offering under this Section 2.3 (but not including Underwritten Offerings under Section 2.1), if in the reasonable and good faith opinion of the managing Underwriter or Underwriters, the registration of all, or part of, the Registrable Securities requested to be included in such registration and any other securities to be included in such registration jeopardize the success of the offering by the Company or the holders of securities initiating such registration (the “Demanding Holders”), then: (i) in the case of an Underwritten Offering by the Company, (A) the Company shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and any amount of Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced (x) with the Other Investors being entitled to Other Investor Percentage of such remaining number of Registrable Securities and Other Registrable Securities and (y) with the Noteholders dividing the remainder of such remaining number of Registrable Securities and Other Registrable Securities pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder; and (ii) in the case of an Underwritten Offering by a Demanding Holder, (A) the Demanding Holder (and other parties that are subject to the same registration rights agreement with such Demanding Holder) shall not be cutback and (B) the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights shall be reduced first pro rata (on an as-converted, fully-diluted basis and without giving effect to any exercise or conversion limitations contained in any such convertible or exercisable securities held by any such party) in accordance with the number of securities that each such Person has requested be included in the registration, regardless of the number of securities held by each such Person, and to the extent all of the Registrable Securities (other than Note Registrable Securities) and Other Registrable Securities in excess of the Other Investor Percentage requested for inclusion and any other securities requested for inclusion pursuant to similar piggyback rights have been eliminated, then the Note Registrable Securities and Other Registrable Securities shall be reduced (x) with regard to the Other Investors, based on the Other Investor Percentage and (y) with regard to the Noteholders pro rata (on an as-converted, fully-diluted basis and without giving effect to any conversion limitations contained in the Notes held by such Noteholder) in accordance with the number of Note Registrable Securities that such Noteholder has requested be included in the registration, regardless of the number of Note Registrable Securities held by each Noteholder. If any Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing Underwriter. Notwithstanding anything to the contrary contained in this Agreement, the Prencen Funds may, at its written request, substitute Common Stock issued or issuable upon conversion of the Series C Preferred Shares held by the Prencen Funds in lieu of a like number of Registrable Securities of the Prencen Funds or other securities entitled to registration by such Prencen Funds in such Piggyback Registration hereunder; for the avoidance of doubt, the foregoing shall not reduce the number of Registrable Securities allocated to any of the Investors in accordance with Section 2.3 hereof.

3.	Related Obligations.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2.1 or 2.2, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.     The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Subject to Allowable Grace Periods (as defined below), the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the 1933 Act and (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval shall be sought within one day), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.

b.    The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, or Form 10-QSB, Form 10-K, or Form 10-KSB or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

c.     The Company shall (A) permit Legal Counsel and the Investors to review and comment upon (i) a Registration Statement at least seven (7) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K or Form 10-KSB, Quarterly Reports on Form 10-Q or Form 10-QSB, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) incorporate any reasonable comments (such comments to be reasonably drafted by Legal Counsel and such Investors, as applicable) of Legal Counsel that are received by the Company by no later than 5:00 p.m. New York City time, two (2) Business Days prior to their filing with the SEC into any Registration Statement or amendment or supplement thereto. In the event that Legal Counsel or such Investors do not provide comments within the time provided, the Company shall not be obligated to incorporate any such comments. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld and shall be provided within two (2) Business Days of the Company’s written request for such approval; provided, that, if such approval is not provided within such two (2) Business Day period, the Effectiveness Deadline shall be extended until such time as such approval is provided by Legal Counsel. The Company shall furnish to Legal Counsel and the Investors, without charge, (i) copies of any correspondence to or from the SEC or the staff of the SEC and the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all exhibits, amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.    The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements, exhibits and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time and/or in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.     The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.     The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement is appropriate.

g.    The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.    If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, at the reasonable request of such Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Investor, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

i.     If any Investor may be required under applicable securities law to be described in the Registration Statement as an underwriter, the Company shall make available for inspection by (i) any such Investor, (ii) Legal Counsel and/or other counsel to such Investor (if requested by such Investor and if other than Legal Counsel at such Investor’s expense) and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any confidentiality agreement entered into among the parties thereto. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.     The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.    The Company shall use its best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, or (ii) if such listing is unavailable, secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on The NASDAQ Global Market, or (iii) if, despite the Company’s best efforts to satisfy the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on The NASDAQ Capital Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its best efforts to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. (“NASD”) as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.     The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend after such time as a Registration Statement covering such Registrable Securities is effective or as such securities may be sold without registration) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

m.   If requested by an Investor, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make appropriate and reasonable amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities including without limitation those needed to correct any misstatements or omissions therein.

n.    The Company shall use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o.    The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.

p.    The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.    Within two (2) Business Days after a Registration Statement that covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC substantially in the form attached hereto as Exhibit A.

r.     Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed five (5) consecutive Business Days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of twenty (20) Business Days and the first day of any Grace Period must be at least five (5) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the applicable Registration Statement (unless an exemption from such prospectus delivery requirement exists), prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

s.     Notwithstanding anything to the contrary herein, if, at any time or time after the Initial Effective Date, a Demand Registration Statement is filed pursuant to Section 2.1(a) or a Piggy-Back Registration Statement is filed pursuant to Section 2.3 and the Company is required by the SEC to withdraw the Initial Registration Statement in order for such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, to be declared effective by the SEC, the Company may withdraw the Initial Registration Statement without penalty under any provision of this agreement, including, without limitation, Section 2.2(g), provided that after the Effective Date of such Demand Registration Statement or Piggy-Back Registration Statement, as applicable, or if such Demand Registration becomes a Withdrawn Demand Registration, the Piggy-Back Registration Statement is withdrawn, or the Registrable Securities covered by such Piggy-Back Registration Statement are withdrawn from such Piggy-Back Registration Statement, the Company shall file an Additional Registration Statement in accordance with Section 2.2(b).

4.	Obligations of the Investors.

a.    At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor to comply with the registration requirements of the SEC and the 1933 Act if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement and such Investor shall furnish such information by no later than 5:00 p.m. New York City time at least three (3) Business Days prior to the intended filing date. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of any registration of such Registrable Securities and shall execute such documents in connection with such registration as are customary and that the Company may reasonably request.

b.    Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.    Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required or the event contemplated by Section 3(g) is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreements in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

d.    Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

The Company shall pay all Registration Expenses in connection with any Registration Statement hereunder, whether or not such registration shall become effective or is withdrawn and whether or not any or all Registrable Securities originally requested to be included in such registration are withdrawn or otherwise ultimately not included in such registration. In addition to the foregoing, the Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with the registration, filing or qualification pursuant to Sections 2.2 and 3 of this Agreement which amount shall be limited to $15,000 per Registration Statement.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.     To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls, any such Person within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are alleged to arise under or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto if such prospectus was timely made available by the Company pursuant to Section 3(d) and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.    In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of the Company’s directors, each of the Company’s officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor (and not for any Violation by any other Person) expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall only be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Investor pursuant to Section 9.

c.    Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, Claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.    No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to indemnification from any Person involved in such sale of Registrable Securities who is not guilty of fraudulent misrepresentation.

e.     The indemnification required by this Section 6 shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

f.     The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party pursuant to Section 6 is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities that is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any Investor that sells Registrable Securities shall be limited in amount to the net amount of proceeds received by such Investor from the sale of such Registrable Securities pursuant to such Registration Statement.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

a.    make and keep public information available, as those terms are understood and defined in Rule 144;

b.    file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of each of the Securities Purchase Agreements and the Preferred Stock Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.    furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company (and for the benefit of the other parties hereto) to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreements or the Preferred Stock Purchase Agreement, as the case may be.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance but not retroactively), only with the written consent of the Company and the Required Holders; provided that no provision related to the allocation of shares of Common Stock available under any Registration Statement or the priority such holder has to include its Registrable Securities under any Registration Statement shall be amended without the consent of all of the Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor (and its successors and permitted assigns) and the Company (and its successors or permitted assigns). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration is also paid pro rata all of the Investors, for such amendment, consent, waiver or modification. The Company shall not be permitted to assign its rights or obligations under this Agreement (except pursuant to a Fundamental Transaction and so long as in connection therewith the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants).

11.	Miscellaneous.

a.    A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

b.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Ascendia Brands, Inc.

100 American Metro Boulevard

Suite 108

Hamilton, NJ 08619

Telephone:	(609) 219-0930
Facsimile:	(609) 890-8458

Email: asheldrick@ascendiabrands.com

Attention:	General Counsel

With a copy (for informational purposes only) to:

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, New York 10036

Telephone:	(212) 715-9100
Facsimile:	(212) 715-9121

Email: Tballiett@kramerlevin.com

Attention:	Thomas D. Balliett, Esq.

If to the Transfer Agent:

American Stock Transfer & Trust Co.

6201 15th Avenue

Brooklyn, NY 11219

Attention: Joe Wolf, Vice President

Telephone:	(718) 921-8143
Facsimile:	(718) 921-8116
Email:	jwolf@amstock.com

If to Legal Counsel:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, New York 10022

Telephone: (212) 756-2000

Facsimile: (212) 593-5955

Email: ele.klein@srz.com

Attention: Eleazer N. Klein, Esq.

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto (as updated from time to time), with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or confirmation of email delivery or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.    Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.     This Agreement, the other Transaction Documents (as defined in each of the Securities Purchase Agreements and the Preferred Stock Purchase Agreement, as the case may be) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.     Subject to the requirements of Section 9 and the following sentence, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. The Company shall not be permitted to assign its rights or obligations under this Agreement.

g.    The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.    This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.     Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.     All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

k.    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.   The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor or any other Person, and no provision of this Agreement is intended to impose any obligations on any Investor with respect to any obligation of any other Investor or any other Person. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

n.    SUBORDINATION. THIS AGREEMENT IS SUBJECT TO THE TERMS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT DATED AS OF FEBRUARY 9, 2007 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG WELLS FARGO FOOTHILL, INC., AS FIRST LIEN AGENT, WELLS FARGO FOOTHILL, INC., AS SECOND LIEN COLLATERAL AGENT, WATERSHED ADMINISTRATIVE, LLC, AS SECOND LIEN ADMINISTRATIVE AGENT, WELLS FARGO FOOTHILL, INC., AS THIRD LIEN COLLATERAL AGENT, AND PRENCEN LENDING LLC, WATERSHED CAPITAL PARTNERS, L.P., AND WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., AS THIRD LIEN LENDERS, AND PRENCEN LLC. IN THE EVENT OF ANY

CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

* * * * * *

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ASCENDIA BRANDS, INC. (f/k/a Cenuco, Inc.)

By:  /s/ Steven R. Scheyer

Name: Steven R. Scheyer

Title: President & Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LLC

By: Prentice Capital Management, LP,

as Manager

By:  /s/ Mathew Hoffman

Name: Mathew Hoffman

Title: General Counsel

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYERS:

PRENCEN LENDING LLC,

By: Prentice Capital Management, LP,

as Manager

By:  /s/ Mathew Hoffman

Name: Mathew Hoffman

Title: General Counsel

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYERS:

WATERSHED CAPITAL PARTNERS, L.P.,

By: WS Partners, L.L.C.,

as General Partner

By:  /s/ Meridee A. Moore

Name: Meridee A. Moore

Title: Senior Managing Member

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYERS:

WATERSHED CAPITAL INSTITUTIONAL
PARTNERS, L.P.,

By: WS Partners, L.L.C.,

as General Partner

By:  /s/ Meridee A. Moore

Name: Meridee A. Moore

Title: Senior Managing Member

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number
Prencen LLC

c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
New York, NY  10022
Facsimile: (212) 756-1480
Telephone: (212)-756-8045
Attention: Michael Weiss
               Mathew Hoffman

Email: MichaelW@prenticecapital.com

Matth@prenticecapital.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2000 Email: ele.klein@srz.com
Prencen Lending LLC

c/o Prentice Capital Management, LP
623 Fifth Avenue,
32nd Floor
New York, NY  10022
Facsimile: (212) 756-1480
Telephone: (212) 756-8045
Attention: Michael Weiss
               Mathew Hoffman

Email: MichaelW@prenticecapital.com

Matth@prenticecapital.com

Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 Email: ele.klein@srz.com
Watershed Capital Partners, L.P.

c/o Watershed Administrative, LLC

One Maritime Plaza, Suite 1525
San Francisco, California 94111
Facsimile: (415) 391-3919

Telephone: (415) 391-8900

Attention: Christina Hwang

Erin Ross, Esq.

Email: chwang@wcap.com

eross@wcap.com

Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com
Watershed Capital Institutional Partners, L.P.

c/o Watershed Administrative, LLC

One Maritime Plaza, Suite 1525
San Francisco, California 94111
Facsimile: (415) 391-3919

Telephone: (415) 391-8900

Attention: Christina Hwang

Erin Ross, Esq.

Email: chwang@wcap.com

eross@wcap.com

Richards Kibbe & Orbe LLP One World Financial Center New York, New York 10281 Facsimile: (212) 530-1801 Telephone: (212) 530-1800 Attention: William Orbe, Esq. Email: worbe@rkollp.com

Exhibit A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Attention: Joe Wolf, Vice President

Re:	ASCENDIA BRANDS, INC.

Ladies and Gentlemen:

[We are][I am] counsel to Ascendia Brands, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with (i) that certain Securities Purchase Agreement, dated as of January 15, 2008 (as amended from time to time, the “Preferred Stock Purchase Agreement”) entered into by and between the Company and Prencen LLC pursuant to which the Company issued to Prencen LLC, shares of Series C Convertible Preferred Stock of the Company (the “Series C Preferred Shares”) convertible into shares of the Company’s common stock, $0.001 par value (the ”Common Stock”), (ii) that certain Third Amended and Restated Securities Purchase Agreement, dated as of February 9, 2007 (as amended from time to time) entered into by and among the Company and the buyers named therein (collectively, the “Prencen Holders”) pursuant to which the Company issued to Prencen Lending LLC, a Prencen Holder, notes (the “Prencen Notes”) convertible into shares of Common Stock, (iii) that certain Securities Purchase Agreement (as amended from time to time), dated as of February 9, 2007, entered into by and among the Company and the buyers named therein (the “Watershed Holders”, and together with the Prencen Holders, the “Holders”) pursuant to which the Company issued to the Watershed Holders notes (the “Watershed Notes” and together with the Prencen Notes, the “Notes”) convertible into shares of Common Stock and (iv) that certain Amendment and Exchange Agreement, dated as of December 27, 2006, as amended from time to time, entered into by and among the Company and the Prencen Holders pursuant to which the Company issued to Prencen LLC, a Prencen Holder, shares of Series B Convertible Preferred Stock of the Company and shares of Series B-1 Convertible Preferred Stock of the Company (together with the Series C Preferred Shares, the “Preferred Shares”), in each case, convertible into shares of Common Stock. Pursuant to the Preferred Stock Purchase Agreement, the Company also has entered into an Amended and Restated Registration Rights Agreement, dated as of January 15, 2008, as amended from time to time, with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes, the Bettinger Shares (as defined in the Registration Rights Agreement), the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration

Statement on Form S-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by each of the Company’s Irrevocable Transfer Agent Instructions dated July 27, 2006, January 10, 2007, February 9, 2007 and January 15, 2008.

Very truly yours,

[ISSUER’S COUNSEL]

By:_____________________

CC:	[LIST NAMES OF HOLDERS]

Exhibit B

SELLING STOCKHOLDERS

The shares of Common Stock being offered by the selling stockholders are (i) issuable upon conversion of the Notes, conversion of the Preferred Shares and upon exercise of the Warrants and (ii) shares of Common Stock. For additional information regarding the issuance of the Notes, the Preferred Shares and Warrants and shares of Common Stock, see “Private Placement of Notes, Preferred Shares, Warrants and Common Stock” above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except for the ownership of the Notes, Preferred Shares, Warrants and Common Stock issued pursuant to the Preferred Stock Purchase Agreement, Securities Purchase Agreements, the Common Exchange Agreement, the Letter Agreement and certain lending agreements between the selling stockholders and the Company, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Notes, Preferred Shares, Warrants and Common Stock currently held by the selling stockholders, as of ________, 200_, assuming conversion of all the Notes and Preferred Shares and exercise of the Warrants held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least 130% of the sum of (i) the maximum number of shares of Common Stock issuable upon conversion of the Notes as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (ii) the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, (iii) [1,122,482] shares of Common Stock and (iv) the maximum number of shares of Common Stock issuable upon exercise of the Warrants as of the trading day immediately preceding the date the registration statement is initially filed with the SEC (subject to adjustment for stock splits and stock dividends). Because the conversion price of the Notes and the Preferred Shares and the exercise price of the Warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Under the terms of the Notes, the Series B and B-1 Preferred Shares and the Warrants, a selling stockholder may not convert the Notes or the Series B and B-1 Preferred Shares or exercise the Warrants to the extent such conversion or exercise would cause such selling stockholder, together with its affiliates, to beneficially own a number of shares of

Common Stock which would exceed 9.99% of our then outstanding shares of Common Stock following such conversion or exercise, excluding for purposes of such determination shares of Common Stock issuable upon conversion of the Notes or the Series B and B-1 Preferred Shares which have not been converted and upon exercise of the Warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Prencen LLC (1)
Prencen Lending LLC (2)
Watershed Capital Partners, L.P. (3)
Watershed Capital Institutional Partners, L.P. (4)

(1) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

(2) Prentice Capital Management, L.P. has investment and voting power with respect to the securities held by Prencen Lending LLC. Mr. Michael Zimmerman controls Prentice Capital Management, L.P. Each of Prentice Capital Management and Mr. Zimmerman disclaim beneficial ownership of any of these securities.

(3) WS Partners, L.L.C. (“WSP”), as the general partner to Watershed Capital Partners, L.P. (“WCP”), and Watershed Asset Management, L.L.C. (“WAM”), as the investment adviser to WCP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities. All of the above-mentioned entities and person disclaim group attribution.

(4) WS Partners, L.L.C. (“WSP”), as the general partner to Watershed Capital Institutional Partners, L.P. (“WCIP”), and Watershed Asset Management, L.L.C. (“WAM”), as the investment adviser to WCIP, may, for purposes of Rule 13d-3 under the Exchange Act, each be deemed to own beneficially the securities held by WCIP. As Senior Managing Member of each of WSP and WAM, Meridee A. Moore may, for purposes of Rule 13d-3 under the Exchange Act, be deemed to own beneficially the securities owned by WCIP. WSP, WAM and Meridee A. Moore disclaim any beneficial ownership of such securities. All of the above-mentioned entities and person disclaim group attribution.

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issuable upon conversion of the Notes and Preferred Shares and/or upon exercise of the Warrants and shares of Common Stock to permit the resale of these shares of Common Stock by the holders of the Notes, Preferred Shares, Warrants and Common Stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales made after the date the Registration Statement is declared effective by the SEC;

•	sales pursuant to Rule 144;
•	broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the Notes, Preferred Shares, Warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT F

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISEABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ASCENDIA BRANDS, INC.

SERIES A WARRANT TO PURCHASE COMMON STOCK

Warrant No.: A-3

Number of Shares of Common Stock: 5,129,159

Date of Issuance: January 15, 2008 (“Issuance Date”)

Ascendia Brands, Inc., a Delaware corporation, (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PRENCEN LLC, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, but not after 11:59 p.m., New York Time, on the Expiration Date (as defined below), Five Million, One Hundred Twenty Nine Thousand, One Hundred Fifty Nine (5,129,159) fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 14. This Warrant amends, supplements, modifies and completely restates and supersedes the Warrant to Purchase Common Stock No. A-2, dated as of November 19, 2007 (the “Existing Warrant”), issued by the Company to the Holder for the exercise of 3,000,000 shares of Common Stock, but shall not, except as specifically amended hereby or as set forth in the Securities Purchase Agreement, by and among the Company and the Holder, dated as of the Issuance Date (the “Securities Purchase Agreement”), constitute a release, satisfaction or novation of any of the obligations under the Existing Warrant or any other Transaction Document (as defined in the Securities Purchase Agreement). This Warrant is the Warrant to purchase Common Stock issued pursuant to the terms of the Securities Purchase Agreement.

1.	EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(f)), this Warrant may be exercised by the Holder on any day on or after the date hereof, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, deliver to be received no later than the Share Delivery Date, to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

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(b) Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.1326, subject to adjustment as provided herein.

(c) Company’s Failure to Timely Deliver Securities. In addition to all other remedies available to the Holder, if within three (3) Trading Days after the Company’s receipt of the facsimile copy of an Exercise Notice the Company shall fail to issue and deliver a certificate to the Holder and register such shares of Common Stock on the Company’s share register or credit the Holder’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon such holder’s exercise hereunder, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) or credit such Holder’s balance account with DTC shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Bid Price on the date of exercise.

(d) Cashless Exercise. Notwithstanding anything contained herein to the contrary, if a registration statement covering the Warrant Shares that are the subject of the Exercise Notice (the “Unavailable Warrant Shares”) is not available for the resale of such Unavailable Warrant Shares, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C) B
For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

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(e) Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 11.

(f)  Limitations on Exercises. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person’s affiliates) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K or 10-KSB, Form 10-Q or 10-QSB, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage specified in such notice; provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

2.   ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) Adjustment upon Issuance of shares of Common Stock. If and whenever on or after the Issuance Date the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities) for a consideration per share (the “New Issuance Price”) less than

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the Exercise Price (the “Applicable Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price; provided, however, that if the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock in a Dilutive Issuance that is a Permitted Financing, then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the product of (A) the Exercise Price in effect immediately prior to such Dilutive Issuance and (B) the quotient determined by dividing (1) the sum of (I) the product derived by multiplying the Exercise Price in effect immediately prior to such Dilutive Issuance and the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance plus (II) the consideration, if any, received by the Company upon such Dilutive Issuance, by (2) the product derived by multiplying (I) the Applicable Price in effect immediately prior to such Dilutive Issuance by (II) the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. For purposes of determining the adjusted Exercise Price under this Section 2(a), the following shall be applicable:

(i)        Issuance of Options. If the Company in any manner grants any Options and the lowest price per share for which one share of shares of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then all shares of Common Stock underlying the Option shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(a)(i), the “lowest price per share for which one share of shares of Common Stock is issuable upon exercise of such Options or upon conversion, exercise or exchange of such Convertible Securities” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of shares of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)       Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price,

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then each share of Common Stock issuable upon conversion of the Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(a)(ii), the “lowest price per share for which one share of shares of Common Stock is issuable upon the conversion, exercise or exchange” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of shares of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(a), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale.

(iii)      Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(a)(iii), if the terms of any Option or Convertible Security that were outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(a)(iii) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

(iv)      Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of

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$0.01. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)       Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(b) Adjustment upon Subdivision or Combination of shares of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in

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effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Other Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.

3.   RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of shares of Common Stock, and (ii) the denominator shall be the Closing Bid Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(b) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of shares of common stock (“Other Shares of Common Stock”) of a company whose common shares are traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding

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paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.	PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a) Purchase Rights. In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Fundamental Transactions. The Company shall not enter into or be party to a Fundamental Transaction unless (i)  the Successor Entity assumes in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section (4)(b) pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and satisfactory to the Holder and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been converted immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders

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of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction. Provision made pursuant to the preceding sentence shall be in a form and substance reasonably satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied without regard to any limitations on the exercise of this Warrant.

(c) Notwithstanding the foregoing and the provisions of Section 4(b) above, in the event of a Fundamental Transaction, if the Holder has not exercised the Warrant in full prior to the consummation of the Fundamental Transaction, then the Holder shall have the right to require such Successor Entity to purchase this Warrant from the Holder by paying to the Holder, simultaneously with the consummation of the Fundamental Transaction and in lieu of the warrant referred to in Section 4(b), cash in an amount equal to the value of the remaining unexercised portion of this Warrant on the date of such consummation, which value shall be determined by use of the Black and Scholes Option Pricing Model.

5.   WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

6.	REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 6(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares

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being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 6(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 6(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 6(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 6(a) or Section 6(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

7.   NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

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8.   AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders.

9.   GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

10. CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

11. DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

12. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

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13. TRANSFER. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to compliance with applicable securities laws.

14. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement (other than any such agreement with any director or employee of any of the Prencen Funds (other than, in the case of directors of the Company, agreements with such directors that are the same as, or less favorable to such directors than, agreements with the Company’s directors generally)), which in either case has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries.

(b) “Bloomberg” means Bloomberg Financial Markets.

(c) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d) “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e) “Common Stock” means (i) the Company’s shares of Common Stock, par value $.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

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(f)  “Common Stock Deemed Outstanding” means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 2(a)(i) and 2(a)(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable or convertible at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company.

(g) “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

(h) “Eligible Market” means the Principal Market, the American Stock Exchange, The New York Stock Exchange, Inc., the Nasdaq National Market or The Nasdaq Capital Market.

(i)  “Excluded Securities” means any Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding immediately preceding November 19, 2007; provided that the terms of such Options or Convertible Securities are not amended, modified or changed after November 19, 2007; or (iii) in connection with any stock split, stock dividend, recapitalization or similar transaction by the Company for which adjustments is made pursuant to Section 7(b).

(j)  “Expiration Date” means the date sixty (60) months after the Issuance Date or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(k) “Fundamental Transaction” means that the Company shall (or in the case of (vi), any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than the 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify its Common Stock, or (vi) become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

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(l)  “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(m) “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(n) “Permitted Financing” means, in one or more transactions, any issuance or sale or in accordance with Section 2, any deemed issuance or sale (i) which issuance or sale does not exceed $5 million in the aggregate, (ii) is at a consideration per share greater than 90% of the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing for any and all transactions and (iii) where if warrants are issued in such Permitted Financing, such warrants are exercisable for not more than 25% of the shares of Common Stock issued or issuable in such transaction and such warrants have an exercise price that is equal to or greater than the arithmetic average of the Weighted Average Price of the Common Stock for the ten (10) consecutive Trading Days ending on the date immediately prior to the execution of the definitive agreement for such Permitted Financing.

(o) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(p) “Principal Market” means the American Stock Exchange.

(q) “Required Holders” means, on the issuance date, Prencen LLC and, if Prencen LLC assigns all or a portion of this A-3 Warrant, the then-current holders of a majority of the aggregate warrants represented by this A-3 Warrant.

(r)  “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(s) “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

(t)  “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period

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beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 11. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

[Signature Page Follows]

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            IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

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Exhibit A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

ASCENDIA BRANDS, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Ascendia Brands, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.         Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.         Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.         Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4.         Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 1(f) of the Warrant.

Date: _______________ __, ______

_________________________

Name of Registered Holder

By:	_________________________
Name:
Title:

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EXHIBIT G

Void after 5:00 p.m., New York City Time on January 15, 2014

WARRANT TO PURCHASE COMMON STOCK

OF

ASCENDIA BRANDS, INC.

THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

FOR VALUE RECEIVED, Ascendia Brands, Inc., a corporation organized under the laws of Delaware (the “Company”), grants the following rights to Plainfield Direct Inc., and/or its assigns (the “Holder”):

ARTICLE I: DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Closing Bid Price” shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as published by the National Association of Securities Dealers, Inc.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Corporate Office” shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

“Exercise Date” shall mean any date on which the Holder gives the Company a Notice of Exercise in substantially the form attached as Appendix I hereto.

“Exercise Price” shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

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“Expiration Date” shall mean 5:00 p.m. (New York City time) on January 15, 2014.

“Fixed Price” shall mean US$0.1326.

“Fully Diluted Common Stock” shall mean at any time of determination the sum of (A) the number of shares of Common Stock issued and outstanding at such time, plus (B) the number of shares of Common Stock issuable upon exercise of all outstanding Options and conversion or exchange of all Options issued and outstanding at such time, plus (C) the number of shares of Common Stock which the Company is otherwise obligated to issue under any agreement, understanding or arrangement or otherwise (and without regard to whether such obligation is contingent or fixed), plus (D) the number of shares of Common Stock issuable in connection with Options and conversion or exchange of all Options; provided that Excluded Securities shall not be included in the number of shares of Common Stock under clauses (B), (C) and (D). Where any Option does not indicate a specific or fixed number of shares of Common Stock to be issued thereunder or in connection therewith, the number of shares of Common Stock issuable thereunder or in connection therewith for purposes of calculating Fully Diluted Common Stock shall, at any time, equal the greater of (I) the maximum number of shares of Common Stock described as issuable thereunder or in connection therewith or (II) such number of shares of Common Stock as would represent any profit sharing, liquidation preference amount, appreciation right, share or percentage of the Company’s value as if such Option was converted (at the then-applicable market price if no conversion price is otherwise provided in such Option) into shares of Common Stock. Fully-Diluted Common Stock shall not include any shares owned or held by or for the account of the Company or any subsidiary.

“Marketable Securities” shall mean any securities that (i) can be immediately sold by the Holder to the general public without the necessity of any federal, state or local government consent, approval or filing (including any notice filings of the type required pursuant to Rule 144(h) under the Securities Act but excluding any notice filings of the type required pursuant to Section 13 or 16 of the Securities Exchange Act of 1934, as amended), and (ii) are listed on a national securities exchange.

“Market Value” shall have the meaning set forth in Section 2.2(b).

“Principal Market” shall mean means the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

“SEC” shall mean the United States Securities and Exchange Commission.

“Trading Day” shall mean any day that the Principal Market is open for trading.

“Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

ARTICLE II: EXERCISE AND AGREEMENTS

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2.1.        Exercise of Warrant; Sale of Warrant and Warrant Shares. This Warrant shall entitle the Holder to purchase, at the Exercise Price in effect as of any date during the term of the Warrant that number of shares of Common Stock equal to ninety-seven one thousandths of one percent (0.097%) of the Company’s Fully Diluted Common Stock (which shall initially be 1,885,370 shares of Common Stock). This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the “Exercise Period”). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

2.2.        Manner of Exercise.

(a)          The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier’s or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

(b)          The Holder may, in lieu of exercising or converting this Warrant pursuant to the terms of Section 2.2(a) elect to exchange this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any business day on or prior to the Expiration Date by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a result of such exchange, and (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and the Holder shall thereupon been entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 2.1, and (B) a fraction, the numerator of which is the Market Value per share of Common Stock at the time of such exercise minus the Exercise Price in effect at the time of such exercise, and the denominator of which is the Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock. The “exchange” of this Warrant pursuant to this Section 2.2(b) is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code. For the purpose hereof, “Market Value” shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

(c)          Notwithstanding the provisions of this Section 2.2, the Holder shall not have the right to exercise this Warrant to the extent that such right to exercise this Warrant would result in the Holder or any of its affiliates beneficially

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owning more than 5% of the outstanding shares of Common Stock, unless the Holder gives written notice not less than 65 days in advance to the Company of the Holder’s intention to exceed such limitation. For purposes of this paragraph (c), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this paragraph (c) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of not less than a majority of the outstanding shares of Common Stock shall approve, in writing, such alteration, amendment, deletion or change.

2.3.        Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

2.4.        No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

2.5.        Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

2.6.        Adjustments to Exercise Price and Number of Securities.

(a)          Adjustment of Exercise Price and Number of Shares Upon Issuance of Common Stock. If and whenever on or after the date hereof, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities (as defined herein) and (ii) shares of Common Stock that are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan (as defined herein) or upon issuance, exercise or conversion of the Other Securities (as defined herein)) for a consideration per share less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale (i) before the two (2) year anniversary of the issuance of this Warrant, the Exercise Price then in effect shall be reduced to an amount equal to such consideration per share and (ii) after the two (2) year anniversary of the issuance of this Warrant, the Exercise Price shall (until another such issuance or sale) be reduced to the price determined by multiplying the Exercise Price then in effect by a fraction:

(i)           The numerator of which shall be equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the total number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price per share equal to the Exercise Price then in effect, and

(ii)         The denominator if which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock;

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provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 2.6(d) hereof; and further provided that in no event shall the Exercise Price be reduced below $.001.

(b)         Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 2.6(a) above, the following shall be applicable:

(i)          Issuance of Options. If after the date hereof, the Company in any manner grants any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities (“Options”) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Exercise Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2.6(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

(ii)         Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities after the date hereof and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Exercise Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 2.6(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Exercise Price

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had been or are to be made pursuant to other provisions of this Section 2.6(b), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii)        Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this Section 2.6(b)(iii), if the terms of any Option or convertible security that was outstanding as of the date hereof are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 2.6(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(c)          Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Sections 2.6(a) and 2.6(b), the following shall be applicable:

(i)          Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of Marketable Securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or Marketable Securities will be determined jointly by the Company and the holders of the Warrant representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Warrant then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the

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fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the Warrant representing at least two-thirds of the shares of Common Stock issuable upon exercise of the Warrant then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

(ii)         Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.001.

(iii)        Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

(iv)        Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d)         Adjustment of Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Exercise Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 2.6(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)          Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the date hereof, then, in each such case

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any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on such record date (or if the record date is not a trading day, the first trading day immediately after such record date).

(f)          Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2.6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the holders of the Warrant; provided, except as set forth in Section 2.6(d), that no such adjustment pursuant to this Section 2.6(f) will increase the Exercise Price as otherwise determined pursuant to this Section 2.6.

(g)          Notices.

(i)          Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)         The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(h)          Definitions:

(i)           “Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement with any employee, which in either case, has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its subsidiaries.

(ii)         “Excluded Securities” means (X) securities issued pursuant to the Securities Purchase Agreement, dated as of January 15, 2008, by and among the Company and the investor named therein, as such agreements may

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be amended from time to time, including, without limitation, any Common Stock issued pursuant to exercise or conversion of any securities issued pursuant to such agreements, or (Y) any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture, (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock pursuant to employees pursuant to an Approved Stock Plan, provided that any security or securities described in either clause (a) or clause (b) shall be deemed to be “Excluded Securities” only if such securities are issued for consideration having a fair market value (as determined by the Company’s Board of Directors in good faith) not less than one hundred percent of the fair market value of such securities. For example, any share of Common Stock so issued would only be deemed to be an Excluded Security if issued for consideration having a fair market value equal to the Market Value per share of Common Stock.

(iii)         “Other Securities” means (X) those options or warrants of the Company issued prior to, and outstanding on, the date hereof, (Y) the shares of Common Stock issuable on exercise of such options and warrants, and (Z) Common Stock issuable upon conversion or exercise of any convertible notes, convertible preferred stock or warrants or options outstanding on the date this Warrant was originally issued, including without limitation Common Stock issuable upon conversion of the share of Series C Preferred Stock.

(i)           Original Issue Discount. The Company and the Holder agree (i) that the Warrants were issued in connection with a loan by the Holder to the Company for a principal amount of $3,000,000 (the “Notes”), and such Notes are debt for federal income tax purposes, (ii) that the Warrants were not issued in connection with the performance of services by the Holder, (iii) that the fair market value of the Warrants as of the date of issuance is $154,059, (iv) the Notes have “original issue discount” in amount equal to such fair market value of the Warrants and (v) no party shall take (or fail to take) any action for federal income tax purposes that is inconsistent with the foregoing.

2.7.        Purchase For Own Account. The Holder is acquiring the Warrants solely for its own account and not with a view to or for sale in connection with distribution. The Holder does not have a present intention to sell the Warrants, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.11 below, the Holder does not agree to hold the Warrants or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Warrant Shares or the Warrants at any time in accordance with federal and state securities laws applicable to such disposition. The Holder acknowledges that it is able to bear the financial risks associated with an investment in the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its

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due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

2.8.        Status of Holder. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

2.9.        Opportunities for Additional Information. The Holder acknowledges that such Holder has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Holder’s personal knowledge of the Company’s affairs, such Holder has asked such questions and received answers to the full satisfaction of such Holder, and such Holder desires to invest in the Company.

2.10.     No General Solicitation. The Holder acknowledges that the Warrants were not offered to such Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

2.11.     Rule 144. The Holder understands that the Warrants and the Warrant Shares must be held indefinitely unless such securities are registered under the Securities Act, or an exemption from registration is available. The Holder acknowledges that the Holder is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Holder understands that to the extent that Rule 144 is not available, the Holder will be unable to sell any Warrants or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

ARTICLE III: MISCELLANEOUS

3.1.        Transfer. This Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

3.2.        Transfer Procedure. Subject to the provisions of Section 3.1, the Holder may transfer or assign this Warrant by giving the Company notice setting forth

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the name, address and taxpayer identification number of the transferee or assignee, if applicable (the “Transferee”), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a “Holder”).

3.3.        Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand that the Holder indemnify the Company in respect of losses arising solely out of such loss, theft, destruction or mutilation pursuant to a mutually acceptable indemnification agreement on terms and conditions customary in such circumstances and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

3.4.        Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by e-mail, facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the address provided by the Company or the Holder, as the case may be. Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five (5) days after mailing, notices sent by e-mail, facsimile shall be effective when receipt is acknowledged (including, without limitation, electronic or mechanical acknowledgement), and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second (2nd) business day after timely delivery to the courier or the day of actual delivery by the courier.

3.5.        Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

3.6.        Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

3.7.        Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

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3.8.        Legal Fees. In the event any person or entity commences a legal action or proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney’s fees) incurred in enforcing such rights.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company has executed this Warrant as of the 15th day of January, 2008.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

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APPENDIX I

NOTICE OF EXERCISE

1.	The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

☐ to purchase ______ shares of Common Stock, $.001 par value per share, of Ascendia Brands, Inc. at $___ per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

☐ to purchase _______ shares of Common Stock, $.001 par value per share, of Ascendia Brands, Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2.	Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:
Dated:____________________	By___________________________
Name:
Title:

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EXHIBIT H

Void after 5:00 p.m., New York City Time on January 15, 2014

Warrant to Purchase 753,194 Shares of Common Stock

WARRANT TO PURCHASE COMMON STOCK

OF

ASCENDIA BRANDS, INC.

THIS WARRANT, AND THE SECURITIES INTO WHICH IT IS EXERCISABLE (COLLECTIVELY, THE “SECURITIES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

FOR VALUE RECEIVED, Ascendia Brands, Inc., a corporation organized under the laws of Delaware (the “Company”), grants the following rights to Coty, Inc., and/or its assigns (the “Holder”):

ARTICLE I: DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Closing Bid Price” shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as published by the National Association of Securities Dealers, Inc.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Corporate Office” shall mean the office of the Company (or its successor) at which at any particular time its principal business shall be administered.

“Exercise Date” shall mean any date on which the Holder gives the Company a Notice of Exercise in substantially the form attached as Appendix I hereto.

“Exercise Price” shall mean the Fixed Price per share of Common Stock, subject to adjustment as provided herein.

“Expiration Date” shall mean 5:00 p.m. (New York City time) on January 15, 2014.

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“Fixed Price” shall mean US$0.1326.

“Marketable Securities” shall mean any securities that (i) can be immediately sold by the Holder to the general public without the necessity of any federal, state or local government consent, approval or filing (including any notice filings of the type required pursuant to Rule 144(h) under the Securities Act but excluding any notice filings of the type required pursuant to Section 13 or 16 of the Securities Exchange Act of 1934, as amended), and (ii) are listed on a national securities exchange.

“Market Value” shall have the meaning set forth in Section 2.2(b).

“Principal Market” shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

“SEC” shall mean the United States Securities and Exchange Commission.

“Trading Day” shall mean any day that the Principal Market is open for trading.

“Warrant Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant.

ARTICLE II: EXERCISE AND AGREEMENTS

2.1.        Exercise of Warrant; Sale of Warrant and Warrant Shares. (a) This Warrant shall entitle the Holder to purchase, at the Exercise Price, 753,194 shares of Common Stock. This Warrant shall be exercisable at any time and from time to time from the date hereof and prior to the Expiration Date (the “Exercise Period”). This Warrant and the right to purchase Warrant Shares hereunder shall expire and become void on the Expiration Date.

2.2.        Manner of Exercise.

(a)          The Holder may exercise this Warrant at any time and from time to time during the Exercise Period, in whole or in part (but not in denominations of fewer than 10,000 Warrant Shares, except upon an exercise of this Warrant with respect to the remaining balance of Warrant Shares purchasable hereunder at the time of exercise), by delivering to the Company (i) a duly executed Notice of Exercise in substantially the form attached as Appendix I hereto, (ii) the certificate representing the Warrants and (iii) a bank cashier’s or certified check for the aggregate Exercise Price of the Warrant Shares being purchased.

(b)          The Holder may, in lieu of exercising or converting this Warrant pursuant to the terms of Section 2.2(a) elect to exchange this Warrant, in whole or in part (except as to a fractional share), at any time and from time to time during normal business hours on any business day on or prior to the Expiration Date by (i) delivering to the Company a written notice, in the form attached hereto as Exhibit B (the “Exchange Notice”), duly executed by the Holder, specifying the number of Warrant Shares (without giving effect to any adjustment thereto) to be issued to the Holder as a

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result of such exchange, and (ii) surrendering this Warrant to the Company, properly endorsed by the Holder (or if this Warrant has been destroyed, stolen or has otherwise been misplaced, by delivering to the Company an affidavit of loss duly executed by the Holder), and the Holder shall thereupon been entitled to receive the number of Warrant Shares equal to the product of (A) the number of Warrant Shares issuable upon exercise of this Warrant (or, if only a portion of this Warrant is being exercised, issuable upon the exercise of such portion) for cash, determined as provided in Section 2.1, and (B) a fraction, the numerator of which is the Market Value per share of Common Stock at the time of such exercise minus the Exercise Price in effect at the time of such exercise, and the denominator of which is the Market Value per share of Common Stock at the time of such exercise, such number of shares so issuable upon such exchange to be rounded up or down to the nearest whole number of shares of Common Stock. The “exchange” of this Warrant pursuant to this Section 2.2(b) is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code. For the purpose hereof, “Market Value” shall mean the average Closing Bid Price of a share of Common Stock during the ten (10) Trading Days ending on the Exercise Date.

(c)          Notwithstanding the provisions of this Section 2.2, the Holder shall not have the right to exercise this Warrant to the extent that such right to exercise this Warrant would result in the Holder or any of its affiliates beneficially owning more than 5% of the outstanding shares of Common Stock, unless the Holder gives written notice not less than 65 days in advance to the Company of the Holder’s intention to exceed such limitation. For purposes of this paragraph (c), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this paragraph (c) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of not less than a majority of the outstanding shares of Common Stock shall approve, in writing, such alteration, amendment, deletion or change.

2.3.        Termination. All rights of the Holder in this Warrant, to the extent they have not been exercised, shall terminate on the Expiration Date.

2.4.        No Rights Prior to Exercise. This Warrant shall not entitle the Holder to any voting or other rights as a stockholder of the Company.

2.5.        Fractional Shares. No fractional shares shall be issuable upon exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

2.6.        Adjustments to Exercise Price and Number of Securities.

(a)          Adjustment of Exercise Price and Number of Shares Upon Issuance of Common Stock. If and whenever on or after the date hereof, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities (as defined herein) and (ii) shares of Common Stock that are issued or deemed to have been issued by the Company in connection with an Approved

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Stock Plan (as defined herein) or upon issuance, exercise or conversion of the Other Securities (as defined herein)) for a consideration per share less than a price (the “Applicable Price”) equal to the Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale (i) before the two (2) year anniversary of the issuance of this Warrant, the Exercise Price then in effect shall be reduced to an amount equal to such consideration per share and (ii) after the two (2) year anniversary of the issuance of this Warrant, the Exercise Price shall (until another such issuance or sale) be reduced to the price determined by multiplying the Exercise Price then in effect by a fraction:

(i)          The numerator of which shall be equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale plus, (Y) the total number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at a price per share equal to the Exercise Price then in effect, and

(ii)         The denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock;

provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 2.6(d) hereof; and further provided that in no event shall the Exercise Price be reduced below $.001.

(b)          Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 2.6(a) above, the following shall be applicable:

(i)           Issuance of Options. If after the date hereof, the Company in any manner grants any rights, warrants or options to subscribe for or purchase Common Stock or convertible securities (“Options”) and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Exercise Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2.6(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such convertible securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any other convertible security other than this Debenture issuable upon exercise of such Option. No

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further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

(ii)         Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities after the date hereof and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Exercise Price then in effect, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 2.6(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Exercise Price had been or are to be made pursuant to other provisions of this Section 2.6(b), no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(iii)        Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock issuable upon conversion of this Debenture shall be correspondingly readjusted. For purposes of this Section 2.6(b)(iii), if the terms of any Option or convertible security that was outstanding as of the date hereof are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 2.6(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(c)          Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Sections 2.6(a) and 2.6(b), the following shall be applicable:

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(i)           Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of Marketable Securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or Marketable Securities will be determined jointly by the Company and the holders of the Warrant representing at least two-thirds of the shares of Common Stock issuable upon conversion of the Warrant then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of the Warrant representing at least two-thirds of the shares of Common Stock issuable upon exercise of the Warrant then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne by the Company.

(ii)         Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.001.

(iii)        Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

(iv)        Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or (2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other

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distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d)          Adjustment of Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date hereof subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time after the date hereof combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Exercise Price in effect immediately prior to such combination will be proportionately increased. Any adjustment under this Section 2.6(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)          Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the date hereof, then, in each such case any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (A) the numerator shall be the Closing Bid Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Bid Price of the Common Stock on such record date (or if the record date is not a trading day, the first trading day immediately after such record date.

(f)          Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2.6 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the holders of the Warrant; provided, except as set forth in Section 2.6(d), that no such adjustment pursuant to this Section 2.6(f) will increase the Exercise Price as otherwise determined pursuant to this Section 2.6.

(g)          Notices.

(i)           Immediately upon any adjustment of the Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

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(ii)         The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(h)          Definitions:

(i)           “Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement with any employee, which in either case, has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its subsidiaries.

(ii)         “Excluded Securities” means (X) securities issued pursuant to the Securities Purchase Agreement, dated as of January 15, 2008, by and among the Company and the investor named therein, as such agreements may be amended from time to time, including, without limitation, any Common Stock issued pursuant to exercise or conversion of any securities issued pursuant to such agreements, or (Y) any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture, (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock pursuant to employees pursuant to an Approved Stock Plan, provided that any security or securities described in either clause (a) or clause (b) shall be deemed to be “Excluded Securities” only if such securities are issued for consideration having a fair market value (as determined by the Company’s Board of Directors in good faith) not less than one hundred percent of the fair market value of such securities. For example, any share of Common Stock so issued would only be deemed to be an Excluded Security if issued for consideration having a fair market value equal to the Market Value per share of Common Stock.

(iii)         “Other Securities” means (X) those options or warrants of the Company issued prior to, and outstanding on, the date hereof, (Y) the shares of Common Stock issuable on exercise of such options and warrants, and (Z) Common Stock issuable upon conversion or exercise of any convertible notes, convertible preferred stock or warrants or options outstanding on the date this Warrant was originally issued, including without limitation Common Stock issuable upon conversion of the share of Series C Preferred Stock.

2.7.        Purchase For Own Account. The Holder is acquiring the Warrants solely for its own account and not with a view to or for sale in connection with distribution. The Holder does not have a present intention to sell the Warrants, nor a

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present arrangement (whether or not legally binding) or intention to effect any distribution of the Warrants to or through any person or entity; provided, however, that by making the representations herein and subject to Section 2.11 below, the Holder does not agree to hold the Warrants or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Warrant Shares or the Warrants at any time in accordance with federal and state securities laws applicable to such disposition. The Holder acknowledges that it is able to bear the financial risks associated with an investment in the Warrants and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

2.8.        Status of Holder. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”). In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

2.9.        Opportunities for Additional Information. The Holder acknowledges that such Holder has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Holder’s personal knowledge of the Company’s affairs, such Holder has asked such questions and received answers to the full satisfaction of such Holder, and such Holder desires to invest in the Company.

2.10.      No General Solicitation. The Holder acknowledges that the Warrants were not offered to such Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Holder was invited by any of the foregoing means of communications.

2.11.      Rule 144. The Holder understands that the Warrants and the Warrant Shares must be held indefinitely unless such securities are registered under the Securities Act, or an exemption from registration is available. The Holder acknowledges that the Holder is familiar with Rule 144 of the rules and regulations of the Securities and Exchange Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Holder understands that to the extent that Rule 144 is not available, the Holder will be unable to sell any Warrants or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

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ARTICLE III: MISCELLANEOUS

3.1.        Transfer. This Warrant may not be offered, sold, transferred, pledged, assigned, hypothecated or otherwise disposed of, in whole or in part, at any time, except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of an investment representation letter and a legal opinion reasonably satisfactory to the Company).

3.2.        Transfer Procedure. Subject to the provisions of Section 3.1, the Holder may transfer or assign this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee or assignee, if applicable (the “Transferee”), and surrendering this Warrant to the Company for reissuance to the Transferee and, in the event of a transfer or assignment of this Warrant in part, the Holder. (Each of the persons or entities in whose name any such new Warrant shall be issued are herein referred to as a “Holder”).

3.3.        Loss, Theft, Destruction or Mutilation. If this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or, in lieu of and in substitution for such Warrant so destroyed, lost or stolen, upon the Holder filing with the Company an affidavit that such Warrant has been so mutilated, defaced, destroyed, lost or stolen. However, the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand that the Holder indemnify the Company in respect of losses arising solely out of such loss, theft, destruction or mutilation pursuant to a mutually acceptable indemnification agreement on terms and conditions customary in such circumstances and payment of the expenses and charges incurred in connection with the delivery of such new Warrant. Any Warrant so surrendered to the Company shall be canceled.

3.4.        Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given, delivered and received (a) if delivered personally or (b) if sent by e-mail, facsimile, registered or certified mail (return receipt requested) postage prepaid, or by courier guaranteeing next day delivery, in each case to the party to whom it is directed at the address provided by the Company or the Holder, as the case may be. Notices delivered personally shall be effective on the day so delivered, notices sent by registered or certified mail shall be effective five (5) days after mailing, notices sent by e-mail, facsimile shall be effective when receipt is acknowledged (including, without limitation, electronic or mechanical acknowledgement), and notices sent by courier guaranteeing next day delivery shall be effective on the earlier of the second (2nd) business day after timely delivery to the courier or the day of actual delivery by the courier.

3.5.        Waiver. This Warrant and any term hereof may be changed, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

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3.6.        Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles regarding conflicts of law. Any action to enforce the terms of this Warrant shall be exclusively heard in the county, state and federal Courts of New York and Country of the United States of America.

3.7.        Signature. In the event that any signature on this Warrant is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same, with the same force and effect as if such facsimile signature page were an original thereof.

3.8.        Legal Fees. In the event any person or entity commences a legal action or proceeding to enforce its rights under this Warrant, the non-prevailing party to such action or proceeding shall pay all reasonable and necessary costs and expenses (including reasonable and necessary attorney’s fees) incurred in enforcing such rights.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company has executed this Warrant as of the 15th day of January, 2008.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

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APPENDIX I

NOTICE OF EXERCISE

1.	The undersigned hereby elects (please check the appropriate box and fill in the blank spaces):

☐ to purchase ______ shares of Common Stock, $.001 par value per share, of Ascendia Brands, Inc. at $___ per share for a total of $______ and pursuant to the terms of the attached Warrant, and tenders herewith payment of the aggregate Exercise Price of such Warrant Shares in full; or

☐ to purchase _______ shares of Common Stock, $.001 par value per share, of Ascendia Brands, Inc. pursuant to the cashless exercise provision under Section 2.2 (b) of the attached Warrant, and tenders herewith the number of Warrant Shares to purchase such Warrant Shares based upon the formula set forth in Section 2.2 (b).

2.	Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:
Dated:____________________	By___________________________
Name:
Title:

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EXHIBIT I

WAIVER AND CONSENT UNDER AND THIRD AMENDMENT TO SECURITIES
PURCHASE AGREEMENT AND NOTE

THIS WAIVER AND CONSENT UNDER AND THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND NOTE (“Waiver and Consent”), dated as of January 15, 2008, is entered into by and among Ascendia Brands, Inc. (the “Company”), Prencen LLC (“Prencen”) and Prencen Lending LLC (the “Lender” and together with Prencen, the “Prencen Entities”).

RECITALS

A.           The Company and the Prencen Entities are parties to a Third Amended and Restated Securities Purchase Agreement dated as of February 9, 2007, as amended by the Waiver and First Amendment dated as of April 20, 2007 and the Waiver and Second Amendment dated as of July 27, 2007 (as amended, the “Securities Purchase Agreement”), pursuant to which, among other things, the Lender purchased a Note (as defined in the Securities Purchase Agreement) issued by the Company.

B.           Prencen is the sole record owner of that certain Series A Warrant, dated August 2, 2006 (the “First Series A Warrant”), Series A Warrant, dated November 19, 2007 (the “Second Series A Warrant”) and Series B Warrant, dated August 2, 2006 (the “Series B Warrant” and together with the First Series A Warrant and the Second Series A Warrant, the “Warrants”).

C.           Prencen is the sole record owner of 300 shares of the Company’s Series B Convertible Preferred Stock and 30 shares of the Company’s Series B-1 Convertible Preferred Stock (the Warrants, the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock, collectively the “Prencen Equity Documents”, and together with the Securities Purchase Agreement, the Note purchased thereunder and all other documents, agreements and instruments executed in connection therewith, collectively the “Prencen Finance Documents”).

D.           The Company has requested that Prencen purchase 26,500 shares of the Company’s Series C Preferred Stock (the “Preferred Stock”) from the Company and Prencen convert its unsecured note dated November 19, 2007, of the Company into a portion of such shares of Preferred Stock pursuant to the terms and conditions set forth in the Securities Purchase Agreement (the “Preferred Stock SPA”) between the Company and Prencen attached as Exhibit A hereto (the “New Financing”).

E.           The Lender’s prior consent is required for the issuance of the Preferred Stock and the execution and delivery by the Company of the Preferred Stock SPA and the other transaction documents executed in connection therewith or with respect thereto (together with the Preferred Stock SPA, collectively the “Preferred Stock Documents”), and pursuant to Section 5(b) of the Note the Lender is entitled to require the Company to redeem all or any portion of the Note in onnection with such transaction.

F.           The Lender is willing (a) to waive the rights it has with respect to its rights to require the Company to redeem the Note, (b) to waive any default that may result pursuant to Section 11 of the Note due to the failure by the Company to maintain the Required Reserve

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Amount, to the extent provided in Section 2(c) below, and (c) to amend the Note as provided herein, and the Prencen Entities are willing (i) to waive any default that may result pursuant to Section 4(m) of the Securities Purchase Agreement due to the failure by the Company to maintain the Required Reserve Amount, to the extent provided in Section 2(b) below, and (ii) to amend the Securities Purchase Agreement as provided herein, in each case subject to the terms and conditions of this Waiver and Consent.

G.          Pursuant to Section 4(c) of the Securities Purchase Agreement, the Company is required to timely file all reports required to be filed with the SEC pursuant to the 1934 Act and as of the date hereof the Company has not filed its Quarterly Report on Form 10-Q (a “10-Q”) for the thirteen and thirty-nine week periods ended November 24, 2007 (the “Filing Default”). The Company has requested that the Lender waive its right under Section 2 of the Note to increase the interest due on the Note to 15% per annum (the “Increase”) as a consequence of the Filing Default until January 31, 2008 or such earlier time as the 10-Q is filed with the SEC.

H.           The Lender is willing to waive the Increase in the interest rate as a consequence of this Filing Default and the Lender is willing to extend the time for filing the 10-Q, subject to the terms and conditions of this Waiver and Consent.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used in this Waiver and Consent shall have the meanings, if any, assigned to them in the Securities Purchase Agreement or the Note, as applicable.

2.           Waivers and Consent.

(a)          Subject to and upon the terms and conditions hereof, (i) the Lender hereby (A) consents to the issuance of the Preferred Stock and to the amendments set forth in Section 3 below and (B) waives its rights to require the Company to redeem all or any portion of the Note pursuant to Section 5(b) of the Note and (ii) the Prencen Entities waive any rights that may be triggered by the New Financing pursuant to Sections 4(k) or 4(l) of the Securities Purchase Agreement, but in the case of each of clauses (i)(A), (i)(B) and (ii) of this Section 2(a), solely to the extent such rights are triggered by the issuance of the Preferred Stock or any shares issuable upon conversion thereof. Each Prencen Entity hereby acknowledges and agrees that none of the New Financing or any conversion of the Preferred Stock by the Prencen Entities into Common Stock that is then held by the Prencen Entities or their Affiliates shall be deemed to constitute (1) a “Fundamental Transaction” (as such term is defined in the Note, the First Series A Warrant, the Second Series A Warrant and the Series B Warrant) under any of the Prencen Finance Documents or (2) a “Change of Control” (as such term is defined in the Note) under any of the Prencen Finance Documents. Each Prencen Entity hereby waives any and all notices relating to the New Financing that it may be entitled to under any Prencen Finance Document.

(b)          Subject to the terms hereof, each of the Prencen Entities hereby waives

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any and all rights under the Prencen Equity Documents that may arise or be directly or indirectly triggered by the New Financing (except with respect to the reduction of the Conversion Price (as such term is defined in the Note) and the adjustment of the Exercise Price and Warrant Shares (as each such term is defined in the Warrants) of each of the Warrants), including without limitation any and all such rights that the Prencen Entities might otherwise have under Section 4 of the Certificate of Designations, Preferences and Rights for each of the Series B Convertible Preferred Stock and the Series B-1 Convertible Preferred Stock.

(c)          Subject to and upon the terms and conditions hereof, (i) the Prencen Entities waive any default that may exist due to the failure of the Company to maintain the Required Reserve Amount as required by Section 4(m) of the Securities Purchase Agreement and Section 11 of the Note, and (ii) the Lender (and its successors and assigns) agrees not to convert any portion of its Note to the extent necessary to ensure that at all times the Company has available a sufficient number of authorized shares of Common Stock under its Certificate of Incorporation to be reserved solely for the purpose of effecting the conversion of (A) all of the shares of Preferred Stock then outstanding and (B) the conversion of the full principal amount of the Notes issued pursuant to the Watershed Securities Purchase Agreement (as defined in the Securities Purchase Agreement) then outstanding; provided that the waiver and agreement set forth in the foregoing clauses (i) and (ii) shall terminate (with no further action on the part of any Person) upon the filing of the Charter Amendment (as defined below). Notwithstanding anything to the contrary provided herein, the waivers set forth in Section 2(a), Section 2(b) and clause (i) of this Section 2(c) shall immediately terminate (with no further action on the part of any Person) if (1) within five Business Days following the closing date of the issuance of the Preferred Stock under the Preferred Stock SPA, the Company does not receive the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit B (the “Transaction Stockholder Consent”) authorizing the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company from 1,000,000,000 shares of Common Stock to 3,000,000,000 shares of Common Stock, (2) the Company fails to prepare and file with the SEC, as promptly as practicable after the closing of the issuance of the Preferred Stock under the Preferred Stock SPA, but in no event later than the date 20 calendar days after such closing, an information statement (the “Information Statement”), at the expense of the Company, informing the stockholders of the Company’s receipt of the Transaction Stockholder Consent, (3) in the event that the SEC elects to review the Information Statement, the Company does not use its reasonable best efforts to cause the Information Statement to become effective as soon as possible, (4) in the event that the SEC does not elect to review the Information Statement, the Information Statement is not effective within two months following the date of the closing for the issuance of the Preferred Stock under the Preferred Stock SPA, or (5) the Company fails to file an amendment to its Certificate of Incorporation (the “Charter Amendment”) increasing the number of authorized shares from 1,000,000,000 to 3,000,000,000 within five (5) Business Days following the effective date of the Information Statement.

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(d)         Subject to and upon the terms and conditions hereof, (i) the Lender hereby waives the right pursuant to Section 2 of the Note to the Increase by reason of the Filing Default and (ii) the Lender and the Company agree to extend until January 31, 2008 the date by which the Company is required to file with the SEC its 10-Q for the thirteen and thirty-nine week periods ended November 24, 2007; it being understood that in the event such 10-Q(s) are not filed with the SEC by such date, effective as of such date, the Lender shall be entitled to receive, subject to the Intercreditor Agreement, the Increase from the date of the Filing Default until such time as the 10-Q is filed with the SEC.

(e)          Nothing contained herein shall be deemed a waiver of or change to any provision of the Securities Purchase Agreement, the Note or any of the other Transaction Documents other than as expressly provided in Sections 2(a), 2(b) and 2(c). For the avoidance of doubt, the Prencen Entities are not waiving compliance with or changing other provisions of such documents, including without limitation, the anti-dilution provisions of Section 7 of the Note or the anti dilution provisions of Section 2 of the Warrants.

3.           Amendments.

(a) The Note is hereby amended by:

(i)          deleting Section 3(e) of the Note in its entirety;

(ii)         deleting Section 15(h)(iv)(B) in its entirety and replacing it with the words “Intentionally Omitted.”

(iii)        deleting the last paragraph of Section 15(h) and replacing it with the following:

“Notwithstanding the foregoing, no consent of any Watershed Fund shall be required pursuant to this Section 15(h) unless (x) on the applicable date of determination, the Watershed Funds own in the aggregate at least 50% of the original principal amount (without regard to any capitalized interest added to such principal amount as of such date of determination) of the Watershed Notes or (y) the Watershed Facility has not been repaid in full.”

(iv)        deleting the words “Section 3(e) (Holder’s Right of Exchange)” from Section 17(ix).

(v)         deleting Section 29(c) in its entirety and replacing it with the following:

“Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement (other than any such agreements with any director or employee of any Prencen Fund (as defined in the Preferred Stock SPA) (other than, in the case of directors of the Company, agreements with such directors that are the same as, or less favorable to such directors than, agreements with the Company’s directors generally)), which in either case has been approved by the

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Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries.”

(b) The Securities Purchase Agreement is hereby amended by:

(i)          deleting the words “Trigger Date” from the first line of Section 4(o)(iii) and replacing them with the words “Closing Date”.

4.           Representations and Warranties. (a)    The Company hereby represents and warrants to the Prencen Entities as follows:

(i)           The execution, delivery and performance by the Company of this Waiver and Consent and the Preferred Stock Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including without limitation any Governmental Authority) in order to be effective and enforceable. The Securities Purchase Agreement, the Note and the other Transaction Documents as amended by this Waiver and Consent constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(ii)         The Company is entering into this Waiver and Consent on the basis of its own investigation and for its own reasons, without reliance upon the Prencen Entities or any other Person.

(iii)        Other than the Filing Default and the failure to maintain the Required Reserve Amount as described in Section 2(b) hereof, no default exists under any Transaction Document.

(iv)        To the knowledge of the Company, as of the date hereof and as of the closing of the issuance of the Preferred Stock, the Watershed Funds are and will be the sole record owners of the Other Notes, and each of Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. is able to validly execute the Other Waiver.

(v)          The issuance of the Preferred Stock does not violate any indenture, instrument, contract or agreement by which the Company or any of its Subsidiaries are bound or any applicable law (excluding any rules and regulations of the American Stock Exchange).

(vi)        Contemporaneously with entering into this Waiver and Consent, the Company is also entering into the Waiver attached hereto as Exhibit C (the “Other Waiver”).

(vii)       Upon giving effect to the issuance of the Preferred Stock, the capitalization of the Company shall be as described on Schedule 4(a)(vii) attached hereto.

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(b)         As of the date hereof, the Lender represents as to itself only that it (i) has not transferred the Note that it purchased from the Company on the Closing Date and (ii) is able to validly execute this Waiver and Consent.

(c)          As of the date hereof, Prencen represents that it (i) is the sole record owner of all of the First Series A Warrants, Second Series A Warrants, Series B Warrants, the Series B Convertible Preferred Stock and Series B-1 Convertible Preferred Stock, in each case, issued by the Company and (ii) is able to validly execute this Waiver and Consent.

5.           Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Prencen Entities of this Waiver and Consent, shall not be deemed to create a course of dealing or otherwise obligate the Prencen Entities to forbear or enter into waivers under the same, similar or any other circumstances in the future.

6.           Preferred Stock Documents. The final executed versions of the Preferred Stock SPA, the Certificate of Designations (as defined in the Preferred Stock SPA) and the Registration Rights Agreement Amendment (as defined in the Preferred Stock SPA) shall be in the form attached hereto as Exhibit A, D and E, respectively.

7.           Miscellaneous.

(a)          Except as expressly set forth herein, all terms, covenants and provisions of the Securities Purchase Agreement, the Note and the other Transaction Documents are in full force and effect and all references therein and in the other Transaction Documents to such Securities Purchase Agreement shall henceforth refer to the Securities Purchase Agreement after giving effect to this Waiver and Consent. This Waiver and Consent shall be deemed incorporated into, and a part of, the Securities Purchase Agreement and the Note. This Waiver and Consent is a Transaction Document.

(b)          This Waiver and Consent shall be binding upon and inure to the benefit of the parties hereto and to the Securities Purchase Agreement and the holders of the Note, the Warrants, the Series B Preferred Stock and the Series B-1 Preferred Stock and the respective successors and assigns of the forgoing. No third party beneficiaries are intended in connection with this Waiver and Consent other than the Watershed Funds.

(c)          This Waiver and Consent shall be governed by and construed in accordance with the law of the State of New York.

(d)          This Waiver and Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission.

(e)          In consideration of the Prencen Entities’ execution and delivery of this Waiver and Consent and in addition to all of the Company’s other obligations under the Transaction Documents, subject to the Intercreditor Agreement, the Company shall defend, protect, indemnify and hold harmless each Lender and all of its members, officers, directors,

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employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this letter agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Waiver and Consent, (b) any breach of any covenant, agreement or obligation of the Company contained in this Waiver and Consent or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company and/or any of its subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Waiver and Consent, the Preferred Stock Documents and/or the transactions contemplated hereby or thereby or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of a Lender (or any future transferee of the Note or the Conversion Shares) as an investor in or creditor of the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall, subject to the Intercreditor Agreement, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(f)          The Company shall deliver to the Prencen Entities a complete closing set relating to the issuance of the Preferred Stock (including final executed copies of all documents entered into or delivered pursuant to Section 7 of the Preferred Stock SPA and the documents specified in Section 4(p) of the Preferred Stock SPA) within 14 calendar days after the date hereof.

(g)          The Company shall deliver to (i) the Lender written notice in accordance with Section 25(a) of the Note of the change to the Conversion Price pursuant to the anti-dilution provisions in Section 7 of the Note and (ii) to Prencen written notice in accordance with Section 7 of the Warrants of the change to the Exercise Price and the number of Warrant Shares pursuant to the anti-dilution provisions in Section 2 of the Warrants.

(h)         Notwithstanding anything to the contrary provided herein, this Waiver and Consent shall not be effective until the closing of the issuance of the Preferred Stock under the Preferred Stock SPA and until each of the following documents shall have been duly executed and delivered by the parties thereto (and copies thereof have been delivered to the Prencen Entities): (i) the Other Waiver, in the form attached hereto as Exhibit C, (ii) the Third Amendment to, and Waiver under, the First Lien Credit Agreement dated as of January 15, 2008 (the “Third Amendment to the First Lien Credit Agreement”), by and among the Company, Wells Fargo Foothill, Inc., and the other parties thereto, in the form attached hereto as Exhibit F, (iii) the Second Amendment to, and Waiver under the Second Lien Credit Agreement dated as of January 15, 2008 (the “Second Amendment to the Second Lien Credit Agreement”), by and among the Company, Watershed Administrative, LLC, and the other parties thereto, in the form attached hereto as Exhibit G, and (iv) the opinion of Kramer Levin Naftalis & Frankel LLP, the Company’s outside counsel, dated as of the date hereof, in the form attached hereto as Exhibit H.

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(i)           The Lender hereby consents to (i) the Third Amendment to the First Lien Credit Agreement and the provisions thereof, (ii) the Other Waiver and the provisions thereof and (iii) the Second Amendment to the Second Lien Credit Agreement and the provisions thereof.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Consent as of the date first above written.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

PRENCEN LLC

By: Prentice Capital Management, LP, its Manager

By:  /s/ Mathew Hoffman

Name:  Mathew Hoffman

Title:  General Counsel

PRENCEN LENDING LLC

By: Prentice Capital Management, LP, its Manager

By:  /s/ Mathew Hoffman

Name:  Mathew Hoffman

Title:  General Counsel

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EXHIBIT J

WAIVER AND CONSENT UNDER AND THIRD AMENDMENT TO SECURITIES
PURCHASE AGREEMENT AND NOTES

THIS WAIVER AND CONSENT UNDER AND THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND NOTES (“Waiver and Consent”), dated as of January 15, 2008, is entered into by and among Ascendia Brands, Inc. (the “Company”), Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. (together, the “Lenders”).

RECITALS

A.          The Company and the Lenders are parties to a Securities Purchase Agreement dated as of February 9, 2007, as amended by the Waiver and First Amendment dated as of April 20, 2007 and the Waiver and Second Amendment dated as of July 27, 2007 (as amended, the “Securities Purchase Agreement”), pursuant to which, among other things, the Lenders purchased certain Notes (as defined in the Securities Purchase Agreement) issued by the Company.

B.           The Company has requested that Prencen purchase 26,500 shares of the Company’s Series C Preferred Stock (the “Preferred Stock”) from the Company and Prencen LLC convert its unsecured note dated November 19, 2007, of the Company into a portion of such shares of Preferred Stock pursuant to the terms and conditions set forth in the Securities Purchase Agreement (the "Preferred Stock SPA") between the Company and Prencen LLC attached as Exhibit A hereto (the “New Financing”).

C.           Pursuant to Section 15(h) of the Notes, the Lenders' prior consent is required for the issuance of the Preferred Stock and the execution and delivery by the Company of the Preferred Stock SPA and the other transaction documents executed in connection therewith or with respect thereto (together with the Preferred Stock SPA, collectively the "Preferred Stock Documents"), and pursuant to Section 5(b) of the Notes the Lenders are entitled to require the Company to redeem all or any portion of the Notes in connection with such transaction.

D.          The Lenders are willing (a) to waive the rights they have with respect to their rights to require the Company to redeem the Notes, (b) to consent to the issuance of the Preferred Stock and the deletion of the holders exchange right in Section 3(e) of the Other Notes, (c) to waive any default that may result pursuant to Section 4(m) of the Securities Purchase Agreement and Section 11 of the Notes due to the failure by the Company to maintain the Required Reserve Amount, to the extent provided in Section 2(b) below, and (d) to amend the Notes and the Securities Purchase Agreement as provided herein, in each case subject to the terms and conditions of this Waiver and Consent.

E.           Pursuant to Section 4(c) of the Securities Purchase Agreement, the Company is required to timely file all reports required to be filed with the SEC pursuant to the 1934 Act and as of the date hereof the Company has not filed its Quarterly Report on Form 10-Q (a “10-Q”) for the thirteen and thirty-nine week periods ended November 24, 2007 (the “Filing Default”). The Company has requested that the Lenders waive their right under Section 2 of the Notes to

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increase the interest due on the Notes to 15% per annum (the “Increase”) as a consequence of the Filing Default until January 31, 2008 or such earlier time as the 10-Q is filed with the SEC.

F.           The Lenders are willing to waive the Increase in the interest rate as a consequence of this Filing Default and the Lenders are willing to extend the time for filing the 10-Q, subject to the terms and conditions of this Waiver and Consent.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Defined Terms. Unless otherwise defined herein, capitalized terms used in this Waiver and Consent shall have the meanings, if any, assigned to them in the Securities Purchase Agreement or the Notes, as applicable.

2.           Waivers and Consent.

(a)          Subject to and upon the terms and conditions hereof, the Lenders hereby (i) consent, as provided in Section 15(h) of the Notes, to the issuance of the Preferred Stock and to the amendments set forth in Section 3 below, (ii) waive their rights to require the Company to redeem all or any portion of the Notes pursuant to Section 5(b) of the Notes and (iii) waive any rights to participate in the purchase of the Preferred Stock that may be triggered by the New Financing pursuant to Section 4(o) of the Securities Purchase Agreement, but in the case of each of clauses (i), (ii) and (iii) of this Section 2(a), solely to the extent such rights are triggered by the issuance of the Preferred Stock or any shares issuable upon conversion thereof. Each Lender hereby acknowledges and agrees that none of the New Financing or any conversion of the Preferred Stock by the Prencen Entities into Common Stock that is then held by the Prencen Entities or their Affiliates shall be deemed to constitute (1) a “Fundamental Transaction” (as such term is defined in the Notes) under any of the Notes or (2) a “Change of Control” (as such term is defined in the Notes) under any of the Notes. Each Lender hereby waives any and all notices relating to the New Financing that it may be entitled to under any of the Notes.

(b)           Subject to and upon the terms and conditions hereof, the Lenders hereby waive any default that may exist due to the failure of the Company to maintain the Required Reserve Amount as required by Section 4(m) of the Securities Purchase Agreement and Section 11 of the Notes; provided that such waiver shall terminate (with no further action on the part of any Person) upon the filing of the Charter Amendment (as defined below). Notwithstanding anything to the contrary provided herein, the waivers set forth in Section 2(a) and this Section 2(b) shall immediately terminate (with no further action on the part of any Person) if (i) within five Business Days following the closing date of the issuance of the Preferred Stock under the Preferred Stock SPA, the Company does not receive the consents of the holders of a majority of the outstanding voting securities of the Company in the form attached hereto as Exhibit B (the "Transaction Stockholder Consent") authorizing the amendment of the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock of the Company from 1,000,000,000 shares of Common Stock to 3,000,000,000 shares of Common Stock, (ii) the Company fails to prepare and file with the SEC, as

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promptly as practicable after the closing of the issuance of the Preferred Stock under the Preferred Stock SPA, but in no event later than the date 20 calendar days after such closing, an information statement (the "Information Statement"), at the expense of the Company, informing the stockholders of the Company's receipt of the Transaction Stockholder Consent, (iii) in the event that the SEC elects to review the Information Statement, the Company does not use its reasonable best efforts to cause the Information Statement to become effective as soon as possible, (iv) in the event that the SEC does not elect to review the Information Statement, the Information Statement is not effective within two months following the date of the closing for the issuance of the Preferred Stock under the Preferred Stock SPA, or (v) the Company fails to file an amendment to its Certificate of Incorporation (the "Charter Amendment") increasing the number of authorized shares from 1,000,000,000 to 3,000,000,000 within five (5) Business Days following the effective date of the Information Statement.

(c)          Subject to and upon the terms and conditions hereof, (i) the Lenders hereby waive the right pursuant to Section 2 of the Notes to the Increase by reason of the Filing Default and (ii) the Lenders and the Company agree to extend until January 31, 2008 the date by which the Company is required to file with the SEC its 10-Q for the thirteen and thirty-nine week periods ended November 24, 2007; it being understood that in the event such 10-Q(s) are not filed with the SEC by such date, effective as of such date, the Lenders shall be entitled to receive, subject to the Intercreditor Agreement, the Increase from the date of the Filing Default until such time as the 10-Q is filed with the SEC.

(d)          Nothing contained herein shall be deemed a waiver of or change to any provision of the Securities Purchase Agreement, the Notes or any of the other Transaction Documents other than as expressly provided in Sections 2(a) and 2(b). For the avoidance of doubt, the Lenders are not waiving compliance with or changing other provisions of such documents, including without limitation, the anti-dilution provisions of Section 7 of the Notes.

3.           Amendments.

(a) The Notes are hereby amended by:

(i)           deleting Section 3(e) of the Notes in its entirety;

(ii)          deleting Section 15(h)(iv)(B) in its entirety and replacing it with the words “Intentionally Omitted.”

(iii)         deleting the last paragraph of Section 15(h) and replacing it with the following:

“Notwithstanding the foregoing, no consent of any Watershed Fund shall be required pursuant to this Section 15(h) unless (x) on the applicable date of determination, the Watershed Funds own in the aggregate at least 50% of the original principal amount (without regard to any capitalized interest added to such

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principal amount as of such date of determination) of the Watershed Notes or (y) the Watershed Facility has not been repaid in full.”

(iv)         deleting the words “Section 3(e) (Holder’s Right of Exchange)” from Section 17(ix).

(v)          deleting Section 29(c) in its entirety and replacing it with the following:

“Approved Stock Plan” means (i) any employee benefit plan or (ii) an employment agreement (other than any such agreements with any director or employee of any Prencen Fund (as defined in the Preferred Stock SPA) (other than, in the case of directors of the Company, agreements with such directors that are the same as, or less favorable to such directors than, agreements with the Company's directors generally)), which in either case has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries."

(b) The Securities Purchase Agreement is hereby amended by:

(i)           deleting the words “Trigger Date” from the first line of Section 4(o)(iii) and replacing them with the words “Closing Date".

4.           Representations and Warranties. (a)   The Company hereby represents and warrants to the Lenders as follows:

(i)           The execution, delivery and performance by the Company of this Waiver and Consent and the Preferred Stock Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including without limitation any Governmental Authority) in order to be effective and enforceable. The Securities Purchase Agreement, the Notes and the other Transaction Documents as amended by this Waiver and Consent constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

(ii)          The Company is entering into this Waiver and Consent on the basis of its own investigation and for its own reasons, without reliance upon the Lenders or any other Person.

(iii)         Other than the Filing Default and the failure to maintain the Required Reserve Amount as described in Section 2(b) hereof, no default exists under any Transaction Document.

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(iv)        To the knowledge of the Company, as of the date hereof and as of the closing of the issuance of the Preferred Stock, Prencen Lending LLC is and will be the sole record owner of the Other Notes and Prencen LLC is the sole record owner of the Prencen Equity Documents (as defined in the Other Waiver), and each of Prencen LLC and Prencen Lending LLC is able to validly execute the Other Waiver.

(v)         The issuance of the Preferred Stock does not violate any indenture, instrument, contract or agreement by which the Company or any of its Subsidiaries are bound or any applicable law (excluding any rules and regulations of the American Stock Exchange).

(vi)         Contemporaneously with entering into this Waiver and Consent, the Company is also entering into the Waiver attached hereto as Exhibit C (the “Other Waiver”).

(vii)       Upon giving effect to the issuance of the Preferred Stock, the capitalization of the Company shall be as described on Schedule 4(a)(vii) attached hereto.

(b)          As of the date hereof, each of the Lenders (severally and not jointly) represents as to itself only that it has not transferred any of the Notes that it purchased from the Company on the Closing Date.

5.           Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Lenders of this Waiver and Consent, shall not be deemed to create a course of dealing or otherwise obligate the Lenders to forbear or enter into waivers under the same, similar or any other circumstances in the future.

6.           Board Observation Rights.  For so long as the Lenders hold in aggregate at least 25% of the initial principal amount of the Notes, the Lenders shall have the right to designate one (1) non-voting observer (the "Watershed Observer") to the board of directors of the Company (the "Board"). The Watershed Observer shall have the right to attend all meetings of the Board and all meetings of any committees thereof, either in person or by telephone, and to receive copies of all notices, minutes, consents and other materials that the Company provides to its Board and/or any committee thereof. The Watershed Observer may be required to acknowledge in writing that he or she is bound by confidentiality requirements that are substantially similar to those that apply to directors on the Board (except that (x) such Watershed Observer may disclose any such confidential information to the Lenders and their Affiliates and (y) such confidentiality terms shall have customary exclusions found in confidentiality agreements, shall have terms as reasonably agreed between the Company and the Watershed Observer and in no event shall such restriction last longer than one year or restrict the Lenders use of such information) and shall not be entitled to attend any portion of a meeting for which counsel to the company has determined such exclusion is necessary to preserve a legal privilege for the benefit of the Company.

7.            Preferred Stock Documents. The final executed versions of the Preferred Stock SPA, the Certificate of Designations (as defined in the Preferred Stock SPA) and the Registration Rights Agreement Amendment (as defined in the Preferred Stock SPA) shall be in the form attached hereto as Exhibit A, D and E, respectively.

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8.            Miscellaneous.

(a)          Except as expressly set forth herein, all terms, covenants and provisions of the Securities Purchase Agreement, the Notes and the other Transaction Documents are in full force and effect and all references therein and in the other Transaction Documents to such Securities Purchase Agreement shall henceforth refer to the Securities Purchase Agreement after giving effect to this Waiver and Consent. This Waiver and Consent shall be deemed incorporated into, and a part of, the Securities Purchase Agreement and the Notes. This Waiver and Consent is a Transaction Document.

(b)         This Waiver and Consent shall be binding upon and inure to the benefit of the parties hereto and to the Securities Purchase Agreement and the holders of the Notes and the respective successors and assigns of the forgoing. No third party beneficiaries are intended in connection with this Waiver and Consent.

(c)          This Waiver and Consent shall be governed by and construed in accordance with the law of the State of New York.

(d)         This Waiver and Consent may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission.

(e)          In consideration of the Lenders’ execution and delivery of this Waiver and Consent and in addition to all of the Company's other obligations under the Transaction Documents, subject to the Intercreditor Agreement, the Company shall defend, protect, indemnify and hold harmless each Lender and all of its members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this letter agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Waiver and Consent, (b) any breach of any covenant, agreement or obligation of the Company contained in this Waiver and Consent or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company and/or any of its subsidiaries) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Waiver and Consent, the Preferred Stock Documents and/or the transactions contemplated hereby or thereby or any other certificate, instrument or document contemplated hereby or thereby, or (ii) the status of a Lender (or any future transferee of the Notes or the Conversion Shares) as an investor in or creditor of the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company

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shall, subject to the Intercreditor Agreement, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(f)          The Company shall deliver to the Lenders a complete closing set relating to the issuance of the Preferred Stock (including final executed copies of all documents entered into or delivered pursuant to Section 7 of the Preferred Stock SPA and the documents specified in Section 4(p) of the Preferred Stock SPA) within 14 calendar days after the date hereof.

(g)         The Company shall deliver to the Lenders written notice in accordance with Section 25(a) of the Notes of the change to the Conversion Price pursuant to the anti-dilution provisions in Section 7 of the Notes.

(h)          Simultaneously with the closing of the Preferred Stock issuance under the Preferred Stock SPA, the legal fees of Richards Kibbe & Orbe LLP in the amount of $315,670.00 shall be paid in full by the Company by wire transfer of immediately available funds.

(i)           Notwithstanding anything to the contrary provided herein, this Waiver and Consent shall not be effective until the closing of the issuance of the Preferred Stock under the Preferred Stock SPA and until each of the following documents shall have been duly executed and delivered by the parties thereto (and copies thereof have been delivered to the Lenders): (i) the Other Waiver, in the form attached hereto as Exhibit C, (ii) the Third Amendment to, and Waiver under, the First Lien Credit Agreement dated as of January 15, 2008 (the “Third Amendment to the First Lien Credit Agreement”), by and among the Company, Wells Fargo Foothill, Inc., and the other parties thereto, in the form attached hereto as Exhibit F, (iii) the Second Amendment to, and Waiver under, the Second Lien Credit Agreement dated as of January15, 2008 (the “Second Amendment to the Second Lien Credit Agreement”), by and among the Company, Watershed Administrative, LLC, and the other parties thereto, in the form attached hereto as Exhibit G, and (iv) the opinion of Kramer Levin Naftalis & Frankel LLP, the Company's outside counsel, dated as of the date hereof, in the form attached hereto as Exhibit H.

(j)           The Lenders hereby consent to (i) the Third Amendment to the First Lien Credit Agreement and the provisions thereof, (ii) the Other Waiver and the provisions thereof and (iii) the Second Amendment to the Second Lien Credit Agreement and the provisions thereof.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Consent as of the date first above written.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

WATERSHED CAPITAL PARTNERS, L.P.

By: WS Partners, L.L.C., as General Partner

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P.

By: WS Partners, L.L.C., as General Partner

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

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EXHIBIT K

THIRD AMENDMENT TO, AND WAIVER UNDER,

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO, AND WAIVER UNDER, CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of January 15, 2008, by and among Ascendia Brands, Inc., a Delaware corporation, as Administrative Borrower (“Administrative Borrower”) on behalf of itself and all other Borrowers (as defined below), Ascendia Brands (Canada) Ltd., formerly known as Lander Co. Canada Limited, a corporation amalgamated under the laws of Ontario, Canada (the “Guarantor”), the lenders listed on the signatory pages hereof (the “Lenders”), and Wells Fargo Foothill, Inc., a California corporation, in its capacity as the arranger and administrative agent for the Lenders (“Agent”).

W I T N E S S E T H:

WHEREAS, each of Administrative Borrower, Hermes Acquisition Company I LLC, a Delaware limited liability company, Ascendia Real Estate LLC, a New York limited liability company, Ascendia Brands Co., Inc., a New Jersey corporation, Lander Co., Inc., a Delaware corporation, and Lander Intangibles Corporation, a Delaware corporation (each, a “Borrower” and, collectively, the “Borrowers”), have entered into a Credit Agreement dated as of February 9, 2007 (as amended as of July 27, 2007, as of October 8, 2007, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders and Agent;

WHEREAS, as of September 30, 2007, October 31, 2007, November 30, 2007 and December 31, 2007 the sum of the outstanding principal balance of the Term Loans on each such date plus the Revolver Usage on each such date exceeded the Loan Limit and accordingly the Borrowers were required to prepay the Obligations in an aggregate amount equal to the Limiter Excess in accordance with Section 2.4(c)(i) of the Credit Agreement (the “Section 2.4(c)(i) Obligation”);

WHEREAS, the Borrowers have failed to comply with the Section 2.4(c)(i) Obligation for each of September 30, 2007, October 31, 2007, November 30, 2007 and December 31, 2007 (the “Section 2.4(c)(i) Default”);

WHEREAS, the representations and warranties made by the Borrowers in Sections 4.11 and 4.12(a) of the Credit Agreement are no longer true and correct in material respects and, accordingly, an Event of Default has occurred under Section 7.9 of the Credit Agreement (the “Section 7.9 Default”);

WHEREAS, the Borrowers have failed to comply with the financial covenants set forth in Sections 6.16(a), (b) and (c) for the four quarter period ended November 30, 2007 (the “November 2007 Section 6.16 Defaults”, and together with the Section 2.4(c)(i) Default and the Section 7.9 Default, the “Applicable Defaults”);

WHEREAS, Borrowers have requested that Agent and the Lenders waive the Applicable Defaults, and Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein;

WHEREAS, an Affiliate of Prentice desires to convert a $2,000,000 note (the “Prentice Note”) issued to it by Parent on November 19, 2007 into shares of a new series of preferred stock of Parent (the “Contemplated Prentice Conversion”), and, absent a waiver, such conversion would violate Section 6.7 of the Credit Agreement;

WHEREAS, in connection with the Contemplated Prentice Conversion, Parent desires to pay to the holder of the Prentice Note the accrued but unpaid interest thereon in cash (the “Accrued Interest Payment”), and, absent a waiver, such Accrued Interest Payment would violate Section 6.7 of the Credit Agreement and Section 9 of the Third Lien Intercreditor Agreement;

WHEREAS, Borrowers have requested that Agent and the Lenders amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein; and

WHEREAS, Borrowers, the Lenders and Agent wish to amend the Credit Agreement, as provided herein;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1.   Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.   Waivers and Consent under Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, Agent and the Lenders hereby (a) waive the Section 2.4(c)(i) Default solely with respect to the failure to make the required prepayment of the Obligations in an amount equal to the Limiter Excess in respect of the calculations made as of September 30, 2007, October 31, 2007, November 30, 2007 and December 31, 2007, (b) waive the Section 7.9 Default solely with respect to the representations and warranties made by the Borrowers in Sections 4.11 and 4.12(a) of the Credit Agreement on or prior to the Effective Date (as defined below), (c) waive the November 2007 Section 6.16 Defaults solely with respect to the four quarter period ending November 30, 2007, (d) consent to the Contemplated Prentice Conversion and waive the application of Section 6.7 of the Credit Agreement with respect to the Contemplated Prentice Conversion, (e) consent to the Accrued Interest Payment in an aggregate amount not to exceed $35,000 and waive the application of Section 6.7 of the Credit Agreement and Section 9 of the Third Lien Intercreditor Agreement with respect thereto, (f) waive any Default or Event of Default now existing or hereafter arising solely from the failure of Parent to comply with the rules and regulations of the American Stock Exchange in order to maintain a listing of Parent’s securities thereon, including any de-listing of such securities from the American Stock Exchange that results therefrom, (g) agree that, notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall be permitted to pay to the Watershed Lenders (or one or more of their respective Affiliates) the reasonable expenses of counsel incurred by the Watershed Lenders and their Affiliates related to the Borrowers in an aggregate amount not to exceed $350,000, and (h) agree that, notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall be permitted to pay to Prentice (or one or more of its Affiliates) the reasonable expenses of counsel incurred by Prentice and its Affiliates

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in connection with the equity investment made by Prentice and its Affiliates as contemplated by this Third Amendment in an aggregate amount not to exceed $500,000.

Section 3.   Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the Credit Agreement is hereby amended, effective as of the Effective Date, as follows:

3.01     Amendment to Section 2.2 of the Credit Agreement. Section 2.2 of the Credit Agreement is hereby amended as follows:

(a)       Clause (b) of Section 2.2 is amended by replacing the words “(collectively, the “Term Loan A-2”, and together with the Term Loan A-1, collectively, the “Term Loans”)” with “(collectively, the “Term Loan A-2”)”; and

(b)       The following new clause (c) shall be added at the end of Section 2.2:

“(c)     Subject to the terms and conditions of this Agreement, on the Third Amendment Effective Date, each Lender with a Term Loan A-1A Commitment agrees (severally, not jointly or jointly and severally) to make term loans (collectively, the “Term Loan A-1A”, and together with the Term Loan A-1 and the Term Loan A-2, collectively, the “Term Loans”) to Borrowers in an amount equal to such Lender’s Pro Rata Share of the Term Loan A-1A Amount. The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan A-1A shall be due and payable on the earliest of (i) the Maturity Date, (ii) the date of the acceleration of the Term Loan A-1A in accordance with the terms hereof, and (iii) the date of termination of this Agreement pursuant to Section 8.1(c). All principal of, interest on, and other amounts payable in respect of the Term Loan A-1A shall constitute Obligations.”

3.02     Amendment to Section 2.4(b)(ii) of the Credit Agreement. Section 2.4(b)(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(ii)     Except to the extent otherwise provided in the Second Lien Intercreditor Agreement or the Third Lien Intercreditor Agreement, at any time that an Event of Default has occurred and is continuing and except as otherwise provided with respect to Defaulting Lenders, all payments remitted to Agent and all proceeds of Collateral received by Agent shall be applied as follows:

(A)      first, to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to Agent under the Loan Documents, until paid in full,

(B)      second, to pay any fees or premiums (other than the unused line fee) then due to Agent, solely in its capacity as Agent and not as a Lender, under the Loan Documents until paid in full,

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(C)      third, to pay interest due in respect of all Extraordinary Protective Advances until paid in full,

(D)      fourth, to pay the principal of all Extraordinary Protective Advances until paid in full,

(E)      fifth, to pay interest due in respect of all Protective Advances until paid in full,

(F)      sixth, to pay the principal of all Protective Advances until paid in full,

(G)      seventh, ratably to pay any Lender Group Expenses (including cost or expense reimbursements) or indemnities then due to any of the Lenders under the Loan Documents (but, for the avoidance of doubt, not including any expenses incurred in connection with any capacity other than as a Lender under this Agreement or the other Loan Documents), until paid in full,

(H)      eighth, ratably to pay any fees or premiums then due to any of the Lenders under the Loan Documents until paid in full, provided, however, the priority of the payment of any fee or premium payable to any Lender with respect to Term Loan A-1A or Term Loan A-2 shall, unless the Required Revolver/Term Loan A-1 Lenders agree otherwise, in their sole discretion, be deferred to items (K) and (N), respectively, below; provided, further, however, the priority of the payment of any fee or premium payable to any Lender with respect to Term Loan A-2 shall, unless the holders of the Term Loan A-1A agree otherwise, in their sole discretion, be deferred to item (N) below,

(I)        ninth, ratably to pay interest due in respect of the Advances (other than Protective Advances and Extraordinary Protective Advances), the Swing Loans, and the Term Loans until paid in full; provided, however, the priority of the payment of any interest payable to any Lender with respect to Term Loan A-1A and Term Loan A-2 shall, unless the Required Revolver/Term Loan A-1 Lenders agree otherwise, in their sole discretion, be deferred to items (L) and (O), respectively, below; provided, however, the priority of the payment of any interest payable to any Lender with respect to Term Loan A-2 shall, unless the holders of the Term Loan A-1A agree otherwise, in their sole discretion, be deferred to item (O) below,

(J)       tenth, ratably (i) to pay the principal of all Advances, Term Loan A-1 and the Swing Loans until paid in full, and (ii) to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount of the Bank Product Reserve established prior to the occurrence of, and not in contemplation of, the subject Event of Default until the Bank Product Obligations have been paid in full or the cash collateral amount therefor has been exhausted,

(K)      eleventh, to pay fees and premiums due in respect of the Term Loan A-1A (but, for the avoidance of doubt, not including any fees or premiums due to Lenders of the Term Loan A-1A in respect of their capacities as Lenders of the Term Loan A-2 or Second Lien Indebtedness or in respect of any capacity other than as a Lender of the Term Loan A-1A), until paid in full,

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(L)      twelfth, to pay interest due in respect of the Term Loan A-1A, until paid in full,

(M)     thirteenth, to pay the outstanding principal balance of the Term Loan A-1A until the Term Loan A-1A is paid in full,

(N)      fourteenth, to pay fees and premiums due in respect of the Term Loan A-2 until paid in full,

(O)      fifteenth, to pay interest due in respect of the Term Loan A-2, until paid in full,

(P)       sixteenth, to pay the outstanding principal balance of the Term Loan A-2 until the Term Loan A-2 is paid in full,

(Q)      seventeenth, to pay any other Obligations (including the provision of amounts to Agent, to be held by Agent, for the benefit of the Bank Product Providers, as cash collateral in an amount up to the amount determined by Agent in its Permitted Discretion as the amount necessary to secure the Bank Product Obligations),

(R)      eighteenth, subject to the Second Lien Intercreditor Agreement, to the Second Lien Administrative Agent, to be applied in accordance with the Second Lien Loan Documents,

(S)       nineteenth, subject to the Third Lien Intercreditor Agreement, to the Third Lien Lenders, and

(T)       twentieth, to Borrowers (to be wired to the Designated Account) or such other Person entitled thereto under applicable law.”

3.03     Amendments to Section 2.4(c). Section 2.4(c)(i) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof: “If, as of the last day of any month commencing with the month ended March 31, 2009, (A) the sum of the outstanding principal balance of the Term Loans on such date plus the Revolver Usage on such date exceeds (B) the product of (I) a number determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event more than 9.86), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers, times (II) TTM PF EBITDA calculated as of the last month for which financial statements have most recently been delivered pursuant to Section 5.3 (the “Loan Limit” and such excess being referred to as the “Limiter Excess”), then Borrowers shall, as soon as practicable, but in any event within one (1) Business Day after exceeding the Loan Limit, prepay the Obligations in accordance with Section 2.4(d)(i) in an aggregate amount equal to the Limiter Excess.”

3.04     Amendments to Section 2.4(d) of the Credit Agreement. Section 2.4(d) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

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“(d) Application of Payments.

(i)        Each prepayment pursuant to Section 2.4(c)(i) shall, (A) so long as no Event of Default shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Advances until paid in full, second, to the outstanding principal amount of the Term Loan A-1 until paid in full, third, to the outstanding principal amount of the Term Loan A-1A until paid in full, and fourth, to the outstanding principal amount of the Term Loan A-2 until paid in full, and (B) if an Event of Default shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(ii). Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan in the inverse order of maturity.

(ii)       Each prepayment pursuant to Section 2.4(c)(ii), 2.4(c)(iii), 2.4(c)(iv), or 2.4(c)(v) above shall (A) so long as no Event of Default shall have occurred and be continuing, be applied, first, to the outstanding principal amount of the Term Loan A-1 until paid in full, second, to the outstanding principal amount of the Advances (with a corresponding permanent reduction in the Maximum Revolver Amount) until paid in full, third, to the outstanding principal amount of the Term Loan A-1A until paid in full, and fourth, to the outstanding principal amount of the Term Loan A-2 until paid in full), and (B) if an Event of Default shall have occurred and be continuing, be applied in the manner set forth in Section 2.4(b)(ii). Each such prepayment of the Term Loans shall be applied against the remaining installments of principal of the applicable Term Loan in the inverse order of maturity.

(iii)      Waivable Mandatory Prepayment. Anything contained herein to the contrary notwithstanding, in the event Borrowers are required to make any mandatory prepayment of the Term Loans pursuant to Section 2.4(c) (a “Waivable Mandatory Prepayment”), not less than one Business Day prior to the date (the “Required Prepayment Date”) on which Borrowers are required to make such Waivable Mandatory Prepayment, Borrowers shall notify Agent of the amount of such prepayment, and Agent will promptly thereafter notify each Lender holding an outstanding Term Loan A-1, Term Loan A-1A or Term Loan A-2, as applicable, of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to refuse such amount. Each such Lender may exercise such option by giving written notice to Administrative Borrower and Agent of its election to do so on or before the first Business Day prior to the Required Prepayment Date (it being understood that any Lender that does not notify Administrative Borrower and Agent of its election to exercise such option on or before the first Business Day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, Borrowers shall pay to Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (i) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the Term Loans of such Lenders (which prepayment shall be applied in accordance with Section 2.4(d)(i) or 2.4(d)(ii), as applicable), and (ii) that portion of a Waivable Mandatory Prepayment that has been waived by a Lender or Lenders shall be offered to the other Lenders on a ratable basis. To the extent that one or

6

more Lenders eligible to receive a payment pursuant to clause (ii) of the foregoing sentence declines its option to receive such amount, the aggregate amount of such waived payments shall be offered to the Second Lien Lenders for application pursuant to Section 2.4(d)(i) of the Second Lien Credit Agreement.”

3.05     Amendments to Section 2.4(e)(i) of the Credit Agreement. Section 2.4(e)(i) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(i)      Partial Prepayment. Borrowers may prepay the Obligations in part, but not in full, upon three Business Days’ prior written notice delivered to the Agent, subject to Borrowers’ responsibility for any Funding Losses as provided in Section 2.13(b)(ii) in the case of any prepayments of LIBOR Rate Loans; provided, however, that any prepayments (A) shall be in a minimum amount of $250,000 or in an increment of $100,000 in excess thereof and (B) shall be accompanied by the payment of all accrued and unpaid interest on the principal amount of the Term Loans being prepaid to the date of prepayment. All optional prepayments of the Term Loans shall be applied (A) first, to pay the outstanding principal amount of the Term Loan A-1 (in the inverse order of the maturity date of the installments due thereunder) until paid in full, (B) second, to pay the outstanding principal amount of the Term Loan A-1A until paid in full and (C) third, to pay the outstanding principal amount of the Term Loan A-2 until paid in full.”

3.06     Amendments to Section 2.6(c) of the Credit Agreement. Section 2.6(c) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(c)     Default Rate. Upon the occurrence and during the continuation of an Event of Default (and (i) at the election of Agent or the Required Revolver/Term Loan A-1 Lenders with respect to the Advances and Term Loan A-1, (ii) at the election of Agent or the holders of the Term Loan A-1A with respect to Term Loan A-1A, or (iii) at the election of Agent or the Required Term Loan A-2 Lenders with respect to Term Loan A-2), all Obligations (except for Bank Product Obligations) that have been charged to the Loan Account pursuant to the terms hereof shall bear interest on the Daily Balance thereof at a per annum rate equal to 2 percentage points above the per annum rate otherwise applicable hereunder.”

3.07     Amendments to Section 2.6(d) of the Credit Agreement. Section 2.6(d) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(d)     Payment. Except as provided to the contrary in Section 2.11 or Section 2.13(a), interest and all fees payable hereunder shall be due and payable, in arrears, on the first day of each month at any time that Obligations or Commitments are outstanding. Borrowers hereby authorize Agent, from time to time, without prior notice to Borrowers, to charge all interest and fees (when due and payable), all Lender Group Expenses (as and when incurred), all fees and costs provided for in Section 2.11 (as and when accrued or incurred), and all other payments as and when due and payable under any Loan

7

Document (including the amounts due and payable with respect to the Term Loans and including any amounts due and payable to the Bank Product Providers in respect of Bank Products up to the amount of the Bank Product Reserve) to Borrowers’ Loan Account, which amounts thereafter shall constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans; provided, that (a) if, at the time that any amounts due in respect of interest on the Term Loan A-1A are charged to the Loan Account an Event of Default or Overadvance exists or would result from such charge to the Loan Account, then at the request of the holders of the Term Loan A-1A, such amounts shall not constitute Advances but instead shall continue to remain outstanding as amounts due in respect of the Term Loan A-1A and such amounts shall be added to the outstanding principal balance of the Term Loan A-1A and (b) if, at the time that any amounts due in respect of interest on the Term Loan A-2 are charged to the Loan Account an Event of Default or Overadvance exists or would result from such charge to the Loan Account, then at the request of the Required Term Loan A-2 Lenders, such amounts shall not constitute Advances but instead shall continue to remain outstanding as amounts due in respect of the Term Loan A-2 and such amounts shall be added to the outstanding principal balance of the Term Loan A-2; provided that in either case the failure to make any such payment of such interest shall nonetheless constitute an Event of Default under Section 7.1. Any interest not paid when due shall be charged to the Loan Account and shall thereafter constitute Advances hereunder and shall accrue interest at the rate then applicable to Advances that are Base Rate Loans; provided, that (a) if, at the time that any amounts due in respect of interest on the Term Loan A-1A are charged to the Loan Account an Event of Default or Overadvance exists or would result from such charge to the Loan Account, then at the request of the holders of the Term Loan A-1A, such amounts shall not constitute Advances but instead shall continue to remain outstanding as amounts due in respect of the Term Loan A-1A and such amounts shall be added to the outstanding principal balance of the Term Loan A-1A and (b) if, at the time that any amounts due in respect of interest on the Term Loan A-2 are charged to the Loan Account an Event of Default or Overadvance exists or would result from such charge to the Loan Account, then at the request of the Required Term Loan A-2 Lenders, such amounts shall not constitute Advances but instead shall continue to remain outstanding as amounts due in respect of the Term Loan A-2 and such amounts shall be added to the outstanding principal balance of the Term Loan A-2, provided that in either case the failure to make any such payment of such interest shall nonetheless constitute an Event of Default under Section 7.1.”

3.08     Amendments to Section 3.2(d) of the Credit Agreement. Section 3.2(d) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(d)     no Material Adverse Change shall have occurred since the Third Amendment Effective Date”.

3.09     Amendments to Section 4.11 of the Credit Agreement. Section 4.11 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following in lieu thereof: “There has not been a Material Adverse Change with

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respect to the Credit Parties and their respective Subsidiaries since the Third Amendment Effective Date.”

3.10     Amendments to Section 6.14 of the Credit Agreement. Section 6.14 of the Credit Agreement is hereby amended by adding the following at the end thereof: “Notwithstanding the foregoing, Borrowers shall not use the proceeds of the Term Loan A-1A other than, together with other sources of cash, to make the prepayments of the Term Loan A-1 required to be made on the Third Amendment Effective Date in accordance with the Third Amendment.”

3.11     Amendments to Section 6.16 of the Credit Agreement. Section 6.16 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“6.16	Financial Covenants.

(a) Minimum EBITDA. Fail to achieve EBITDA, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$(4,630,000)	For the 18-week period ending July 5, 2008
$(3,901,000)	For the 22-week period ending August 2, 2008
$(2,836,000)	For the 26-week period ending August 30, 2008
$(658,000)	For the 31-week period ending October 4, 2008
$1,958,000	For the 35-week period ending November 1, 2008
$3,326,000	For the 39-week period ending November 29, 2008
$5,990,000	For the 44-week period ending January 3, 2009
$7,420,000	For the 48-week period ending January 31, 2009
$9,011,000	For the 52-week period ending February 28, 2009

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An amount determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event less than $9,912,100), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers

For the 52-week period ending each fiscal month thereafter

(b) Minimum Healing Garden Gross Sales. Fail to achieve Healing Garden Gross Sales, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$8,538,000	For the 18-week period ending July 5, 2008
$10,971,000	For the 22-week period ending August 2, 2008
$13,388,000	For the 26-week period ending August 30, 2008
$18,432,000	For the 31-week period ending October 4, 2008
$22,919,000	For the 35-week period ending November 1, 2008
$26,046,000	For the 39-week period ending November 29, 2008
$28,793,000	For the 44-week period ending January 3, 2009
$31,194,000	For the 48-week period ending January 31, 2009

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$33,667,000	For the 52-week period ending February 28, 2009

An amount determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event less than $37,033,700), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers

For the 52-week period ending each fiscal month thereafter

(c) Minimum Net Sales. Fail to achieve Net Sales, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$41,626,000	For the 18-week period ending July 5, 2008
$51,551,000	For the 22-week period ending August 2, 2008
$61,671,000	For the 26-week period ending August 30, 2008
$81,450,000	For the 31-week period ending October 4, 2008
$96,405,000	For the 35-week period ending November 1, 2008

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$108,332,000	For the 39-week period ending November 29, 2008
$122,813,000	For the 44-week period ending January 3, 2009
$133,688,000	For the 48-week period ending January 31, 2009
$145,059,000	For the 52-week period ending February 28, 2009

An amount determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event less than $159,564,900), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers

For the 52-week period ending each fiscal month thereafter

(d) Minimum Gross Profit. Fail to achieve Gross Profit, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$7,198,000	For the 18-week period ending July 5, 2008
$9,450,000	For the 22-week period ending August 2, 2008

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$11,789,000	For the 26-week period ending August 30, 2008
$17,550,000	For the 31-week period ending October 4, 2008
$20,956,000	For the 35-week period ending November 1, 2008
$23,432,000	For the 39-week period ending November 29, 2008
$28,718,000	For the 44-week period ending January 3, 2009
$31,972,000	For the 48-week period ending January 31, 2009
$35,426,000	For the 52-week period ending February 28, 2009

An amount determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event less than $38,968,600), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers

For the 52-week period ending each fiscal month thereafter

(e) Minimum Cash Flow. Fail to achieve Cash Flow, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

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Applicable Amount	Applicable Period
$(7,886,000)	For the 18-week period ending July 5, 2008
$(5,423,000)	For the 22-week period ending August 2, 2008
$(5,103,000)	For the 26-week period ending August 30, 2008
$(8,822,000)	For the 31-week period ending October 4, 2008
$(10,879,000)	For the 35-week period ending November 1, 2008
$(9,901,000)	For the 39-week period ending November 29, 2008
$(4,874,000)	For the 44-week period ending January 3, 2009
$339,000	For the 48-week period ending January 31, 2009
$1,855,000	For the 52-week period ending February 28, 2009

An amount determined by the Required Lenders based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to the Required Lenders (or if such projections are not satisfactory to the Required Lenders or if Borrowers fail to timely deliver such projections, an amount determined by the Required Lenders but in no event less than $2,035,000), unless otherwise agreed to in writing by Agent, Required Lenders and Borrowers

For the 52-week period ending each fiscal month thereafter

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(f)  Maximum Capital Expenditures. Permit Capital Expenditures to exceed $2,000,000 in the fiscal year ending February 28, 2009 or in any fiscal year thereafter.

Notwithstanding the foregoing or Section 7.2(a), it shall not be an Event of Default if Borrowers fail to comply with clause (a), (b), (c), (d) or (e) of this Section 6.16 if (a) the amount by which Borrowers failed to comply with any such clause for the applicable period does not exceed $2,000,000 and (b) on or prior to the date on which such covenant is tested, Borrowers shall have paid down the principal amount of the Term Loan A-1 in an aggregate amount equal to at least 75% of the amount by which Borrowers have failed to comply with such covenant for such period (satisfaction of both clauses (a) and (b) above is hereinafter referred to as a “Financial Covenant Cure”); provided, however, that in no event shall Borrowers exercise a Financial Covenant Cure (a) with respect to consecutive monthly periods or (b) more than two (2) times at any time prior to February 28, 2009.

3.12     Amendments to Article VI. Article VI is hereby amended by adding the following new Sections 6.19 and 6.20 at the end thereof:

“6.19   Bonus Payments. Borrowers shall not be permitted to pay, in cash, at any time the guaranteed bonus payment due to Steven Scheyer on February 29, 2008 in the amount of $650,000. Borrowers shall not be permitted to pay the $2,500,000 bonus payment (the “Special Bonus”) that was otherwise scheduled to be paid to Steven Scheyer on January 2, 2008; provided, however, that notwithstanding Section 6.13 or any other provision of this Agreement to the contrary, Parent shall be permitted to reimburse Prencen Lending LLC (which has agreed to pay the full amount of the Special Bonus to Steven Scheyer on the Third Amendment Effective Date) for Prencen Lending LLC’s payment of the Special Bonus in accordance with the following: (i) on April 30, 2008 and on the last business day of each of the next seven (7) subsequent months, Parent shall be permitted to pay Prencen Lending LLC $208,333.33 and (ii) on December 31, 2008, Parent shall be permitted to pay Prencen Lending LLC $833,333.36 (plus any amounts that Parent has previously failed to pay pursuant to clause (i) above), plus the accrued but unpaid interest relating to the payment of the Special Bonus by Prencen Lending LLC.

6.20     Canadian Plant Restructuring. Borrowers shall not take any actions at any time through February 28, 2009 to effect the contemplated restructuring of the manufacturing plant located in Ontario, Canada; provided that Borrowers may sell the stock or assets of Lander Canada as contemplated by clause (e) of the definition of Permitted Dispositions, subject to compliance with Section 2.4(c)(ii).”

3.13     Amendments to Section 11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended by deleting the fax number for Wells Fargo Foothill, Inc. and inserting the following fax number in lieu thereof: “(617) 523-3077”.

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3.14     Amendments to Section 14.1 of the Credit Agreement. Section 14.1 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“14.1   Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document (other than Bank Product Agreements or the Fee Letter), and no consent with respect to any departure by any Credit Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Agent at the written request of the Required Lenders) and Administrative Borrower (on behalf of all Credit Parties) and then any such waiver or consent shall be effective, but only in the specific instance and for the specific purpose for which given; provided, however, that: (a) no such waiver, amendment, or consent shall, unless in writing and signed by all of the Lenders directly affected thereby and Administrative Borrower (on behalf of all Credit Parties), do any of the following:

(i) increase or extend any Commitment of any Lender,

(ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees, or other amounts due hereunder or under any other Loan Document,

(iii) reduce the principal of, or the rate of interest on, any loan or other extension of credit hereunder, or reduce any fees or other amounts payable hereunder or under any other Loan Document,

(iv) change the Pro Rata Share that is required to take any action hereunder,

(v) amend or modify this Section or any provision of this Agreement providing for consent or other action by all Lenders,

(vi) change the definition of “Required Lenders,” “Required Revolver/Term Loan A-1 Lenders,” “Required Term Loan A-2 Lenders,” or “Pro Rata Share”,

(vii) amend any of the provisions of Section 2.4(b)(i) or (ii), or

(viii) amend any of the provisions of Section 15,

(b) no such waiver, amendment, or consent shall, unless in writing and signed by (x) Lenders whose aggregate Pro Rata Shares exceed 90.1% and (y) Administrative Borrower (on behalf of all Credit Parties), do any of the following:

(i) other than as permitted by Section 15.11, release Agent’s Lien in and to any of the Collateral,

(ii) other than as set forth in the Second Lien Intercreditor Agreement, contractually subordinate any of the Agent’s Liens,

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(iii) other than in connection with a merger, liquidation, dissolution or sale of such Person expressly permitted by the terms hereof or the other Loan Documents, release any Borrower or any Guarantor from any obligation for the payment of money,

(iv) amend any of the provisions of Section 2.3(d), or

(v) change the definition of Borrowing Base or the definitions of Eligible Accounts, Eligible Inventory, Maximum Revolver Amount, Term Loan A-1 Amount, Term Loan A-2 Amount or change Section 2.1(b),

and (c) no such waiver, amendment, or consent shall, unless in writing and signed by all of the holders of the Term Loan A-1A and Administrative Borrower (on behalf of all Credit Parties), change the definition of Term Loan A-1A Amount,

; provided further, however, that no amendment, waiver or consent shall, unless in writing and signed by Agent or Swing Lender, as applicable, affect the rights or duties of Agent or Swing Lender, as applicable, under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of the Credit Parties, shall not require consent by or the agreement of any Credit Party.”

3.15     Amendment to Section 15.18 of the Credit Agreement. Section 15.18 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“15.18 Pari Passu Treatment; Single Lien. It is the intention of the Lenders that (a) the Advances, Term Loan A-1, Term Loan A-1A and Term Loan A-2 be treated as pari passu (subject to the payment priorities in Section 2.4) and (b) the Agent’s Liens secure all of the Advances, Term Loan A-1, Term Loan A-1A and Term Loan A-2 as part of one single indivisible grant of Liens.”

3.16     Amendments to Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended as follows:

(a) The definition of “Base Rate Margin” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Base Rate Margin” means, (a) as of any date of determination on or prior to February 28, 2009: (i) in respect of Advances that are Base Rate Loans, 1.75 percentage points per annum; (ii) in respect of Base Rate Loans under Term Loan A-1, 2.75 percentage points per annum; (iii) in respect of Base Rate Loans under Term Loan A-1A, 5.75 percentage points per annum (provided that with respect to all interest payments on the Term Loan A-1A, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof), and (iv) in respect of Base Rate Loans under Term Loan A-2, 8.75 percentage points per annum (provided that (a) with respect to all interest payments on the Term Loan A-2, 3.00 percentage points per annum shall not be paid in cash but instead shall

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be paid-in-kind by being added to the principal balance thereof and (b) with respect to all interest payments on the Term Loan A-2 made from and after the Third Amendment Effective Date through and including February 29, 2009, an additional 2.30 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof); and (b) as of any date of determination on or after March 1, 2009: (i) in respect of Advances that are Base Rate Loans, 4.00 percentage points per annum; (ii) in respect of Base Rate Loans under Term Loan A-1, 7.00 percentage points per annum; (iii) in respect of Base Rate Loans under Term Loan A-1A, 5.75 percentage points per annum (provided that with respect to all interest payments on the Term Loan A-1A, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof), and (iv) in respect of Base Rate Loans under Term Loan A-2, 8.75 percentage points per annum (provided that (a) with respect to all interest payments on the Term Loan A-2, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof and (b) with respect to all interest payments on the Term Loan A-2 made from and after the Third Amendment Effective Date through and including February 29, 2009, an additional 2.30 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof).

(b) The definition of “Borrowing Base” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Borrowing Base” means, as of any date of determination, the result of:

(a)       85% of the amount of Eligible Accounts (including Eligible Seasoned Accounts), less the amount, if any, of the Dilution Reserve, and

(b)       the lowest of

(i)        $20,000,000

(ii)       65% of the value of Eligible Inventory, and

(iii)      85% times the most recently determined Net Liquidation Percentage times the book value of Borrowers’ Inventory, minus

(c)       the sum of (i) the Bank Product Reserve, (ii) $5,000,000 and (iii) the aggregate amount of reserves, if any, established by Agent under Section 2.1(b).

(c) The definition of “Change of Control” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Change of Control” means that (a) entities managed by or affiliated with Prentice cease to be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 50.1%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, (b) a majority of the members of the Board of Directors do not constitute Continuing Directors or (c) except as permitted pursuant to Section 6.3 or 6.4, Parent

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fails to own and control, directly or indirectly, 100% of the Stock of each of its Subsidiaries.”

(d) The definition of “Continuing Director” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Third Amendment Effective Date, and (b) any individual who becomes a member of the Board of Directors after the Third Amendment Effective Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Third Amendment Effective Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.”

(e) The definition of “EBITDA” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“EBITDA” means, with respect to any fiscal period, Parent’s and its Subsidiaries’ consolidated net earnings (or loss), minus interest income, plus interest expense, income taxes, depreciation and amortization, plus non-cash extraordinary losses and non-cash recurring charges, plus fees paid by the Borrowers in connection with the services of AlixPartners, LLP (or another consulting firm used by the Lenders) to the extent such services have been performed on behalf of the Lenders. Notwithstanding the foregoing, the calculation of EBITDA shall exclude any gains or losses related to foreign exchange items. For the purposes of calculating EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), if at any time during such Reference Period (and after the Closing Date) Borrowers or any of their Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto in accordance with Regulation S-X promulgated under the Exchange Act or in such other manner acceptable to the Agent as if the Permitted Acquisition occurred on the first day of such Reference Period.”

(f) The definition of “Eligible Accounts” is hereby amended as follows:

(i)

Clause (a) thereunder is hereby amended by deleting it in its entirety and inserting the following in lieu thereof: “(a) Accounts that the Account Debtor has failed to pay within ninety (90) days of original invoice date or Accounts with selling terms of more than sixty (60) days (other than Eligible Seasoned Accounts),”; and

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(ii)

Clause (i) thereunder is hereby amended by deleting it in its entirety and inserting the following in lieu thereof: “Accounts with respect to an Account Debtor whose total obligations owing to Borrowers exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that (a) as to the following Account Debtor, a percentage limitation of 50% (in lieu of 10%) shall apply for purposes hereof: WalMart; and (b) as to the following Account Debtors, a percentage limitation of 15% (in lieu of 10%) shall apply for purposes hereof: Walgreens and Rite Aid; provided further, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,”.

(g) The definition of “LIBOR Rate Margin” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“LIBOR Rate Margin” means, (a) as of any date of determination on or prior to February 28, 2009: (i) in respect of Advances that are LIBOR Rate Loans, 2.75 percentage points per annum; (ii) in respect of LIBOR Rate Loans under Term Loan A-1, 3.75 percentage points per annum; (iii) in respect of LIBOR Rate Loans under Term Loan A-1A, 6.75 percentage points per annum (provided that with respect to all interest payments on the Term Loan A-1A, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof), and (iv) in respect of LIBOR Rate Loans under Term Loan A-2, 9.75 percentage points per annum (provided that (a) with respect to all interest payments on the Term Loan A-2, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof and (b) with respect to all interest payments on the Term Loan A-2 made from and after the Third Amendment Effective Date through and including February 29, 2009, an additional 2.70 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof); and (b) as of any date of determination on or after March 1, 2009: (i) in respect of Advances that are LIBOR Rate Loans, 5.00 percentage points per annum; (ii) in respect of LIBOR Rate Loans under Term Loan A-1, 8.00 percentage points per annum; (iii) in respect of LIBOR Rate Loans under Term Loan A-1A, 6.75 percentage points per annum (provided that with respect to all interest payments on the Term Loan A-1A, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof), and (iv) in respect of LIBOR Rate Loans under Term Loan A-2, 9.75 percentage points per annum (provided that (a) with respect to all interest payments on the Term Loan A-2, 3.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof and (b) with respect to all interest payments on the Term Loan A-2 made from and after the Third Amendment Effective Date through and including

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February 29, 2009, an additional 2.70 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof).

(h) The definition of “Pro Rata Share” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Pro Rata Share” means, as of any date of determination:

(a)       with respect to a Lender’s obligation to make Advances and right to receive payments of principal, interest, fees, costs, and expenses with respect thereto, (i) prior to the Revolver Commitments being terminated or reduced to zero, the percentage obtained by dividing (y) such Lender’s Revolver Commitment, by (z) the aggregate Revolver Commitments of all Lenders, and (ii) from and after the time that the Revolver Commitments have been terminated or reduced to zero, the percentage obtained by dividing (y) the aggregate outstanding principal amount of such Lender’s Advances by (z) the aggregate outstanding principal amount of all Advances,

(b)       with respect to a Lender’s obligation to make the Term Loan A-1 and right to receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan A-1, the percentage obtained by dividing (y) such Lender’s Term Loan A-1 Commitment, by (z) the aggregate amount of all Lenders’ Term Loan A-1 Commitments, and (ii) from and after the making of the Term Loan A-1, the percentage obtained by dividing (y) the principal amount of such Lender’s portion of the Term Loan A-1 by (z) the principal amount of the Term Loan A-1,

(c)       with respect to a Lender’s obligation to make the Term Loan A-1A and right to receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan A-1A, the percentage obtained by dividing (y) such Lender’s Term Loan A-1A Commitment, by (z) the aggregate amount of all Lenders’ Term Loan A-1A Commitments, and (ii) from and after the making of the Term Loan A-1A, the percentage obtained by dividing (y) the principal amount of such Lender’s portion of the Term Loan A-1A by (z) the principal amount of the Term Loan A-1A,

(d)       with respect to a Lender’s obligation to make the Term Loan A-2 and right to receive payments of interest, fees, and principal with respect thereto, (i) prior to the making of the Term Loan A-2, the percentage obtained by dividing (y) such Lender’s Term Loan A-2 Commitment, by (z) the aggregate amount of all Lenders’ Term Loan A-2 Commitments, and (ii) from and after the making of the Term Loan A-2, the percentage obtained by dividing (y) the principal amount of such Lender’s portion of the Term Loan A-2 by (z) the principal amount of the Term Loan A-2, and

(e)       with respect to all other matters as to a particular Lender (including the indemnification obligations arising under Section 15.7), the percentage obtained by dividing (i) such Lender’s Revolver Commitment plus the outstanding principal amount of such Lender’s portion of the Term Loans, by (ii) the aggregate amount of Revolver Commitments of all Lenders plus the outstanding principal amount of the Term Loans; provided, however, that in the event the Revolver Commitments have been terminated or reduced to zero, Pro Rata Share under

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this clause shall be the percentage obtained by dividing (A) the outstanding principal amount of such Lender’s Advances plus the outstanding principal amount of such Lender’s portion of the Term Loans, by (B) the outstanding principal amount of all Advances plus the outstanding principal amount of the Term Loans.

(i)  The definition of “Applicable Prepayment Premium” is hereby deleted.

(j)  The following new defined terms are hereby inserted in proper alphabetical order:

(i)

“Cash Flow” means, without duplication, with respect to any fiscal period and with respect to Parent and its Subsidiaries, determined on a consolidated basis, in accordance with GAAP (to the extent applicable), the amount equal to (a) EBITDA for such period, plus (b) the amount related to items that were added to or not deducted from net income in calculating EBITDA to the extent such items represented non-cash expenses, less (c) Capital Expenditures permitted pursuant to Section 6.16 and made during such period in cash (to the extent not financed with proceeds of Indebtedness), less (d) payments of interest on Indebtedness to the extent paid in cash during such period, less (e) payments of taxes paid in cash during such period, less (f) regularly scheduled or otherwise mandatory payments of principal of Indebtedness to the extent paid in cash during such period, less (g) payments of bonuses to management to the extent paid in cash during such period, less (h) increases in Working Capital for such period, plus (i) decreases in Working Capital for such period.

(ii)

“Eligible Seasoned Accounts” means 50% of the aggregate amount of Accounts in respect of which each of the following conditions is satisfied: (a) the Account Debtor has failed to pay such Account within ninety (90) days of original invoice date or Accounts with selling terms of more than sixty (60) days, (b) such Account has not been outstanding for more than the earlier of one hundred twenty (120) days of original invoice date or sixty (60) days from due date, (c) such Accounts are generated during the period from and including September 1 through and including January 31 and (d) such Accounts would otherwise qualify as Eligible Accounts (without giving effect to clause (a) thereof).

(iii)

“Gross Profit” means, with respect to any applicable monthly period, Parent and its Subsidiaries’ consolidated gross profit (or loss), determined in accordance with GAAP and excluding any gains or losses related to foreign exchange items.

(iv)	“Healing Garden Gross Sales” means, for any applicable monthly period, the gross invoiced sales generated by Parent and its

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Subsidiaries in respect of the healing garden brand as reported pursuant to clause (o) of Schedule 5.3 to the Credit Agreement (excluding any gains or losses related to foreign exchange items).

(v)

“Net Sales” means, with respect to any applicable monthly period, Parent and its Subsidiaries’ consolidated net sales, determined in accordance with GAAP and excluding any gains or losses related to foreign exchange items.

(vi)	“Term Loan A1A” has the meaning specified therefor in Section 2.2(c).
(vii)	“Term Loan A1A Amount” means $6,000,000.
(viii)

“Term Loan A1A Commitment” means, with respect to each Lender, its Term Loan A-1A Commitment, and, with respect to all Lenders, their Term Loan A-1A Commitments, in each case as such Dollar amounts are set forth beside such Lender’s name under the applicable heading on Annex 1 to the Third Amendment or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amounts may be reduced or increased from time to time pursuant to assignments made in accordance with the provisions of Section 13.1.

(ix)

“Third Amendment” means the Third Amendment to, and Waiver under, Credit Agreement dated as of January 15, 2008, among the Administrative Borrower, Ascendia Brands (Canada) Ltd., Agent and the Lenders.

(x)	“Third Amendment Effective Date” means the “Effective Date” under the Third Amendment.
(xi)

“Working Capital” means, without duplication, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, (i) the sum of Parent’s and its consolidated subsidiaries current assets (consisting of accounts receivable, other receivables, inventories and prepaid expenses, but excluding cash and cash equivalents, any prepaid or deferred income Taxes, income Taxes receivable and other income Tax assets) minus (ii) the sum of Parent’s and its consolidated subsidiaries current liabilities (consisting of ordinary course accounts payable, accrued expenses (including, without limitation, interest), commissions and salaries and other current liabilities, but excluding Indebtedness and deferred or current federal income Taxes payable).

3.17     Amendments to Schedule 5.3. The ninth and tenth rows (including clauses (n) and (o) thereof) of Schedule 5.3 to the Credit Agreement are hereby amended as follows:

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On Tuesday of each week

(n) a forecast of Parent’s and its Subsidiaries’ consolidated cash flows for its next 13 weeks, together with a detailed reconciliation of the prior week’s forecast to actual performance, on an item-by-item basis that matches the level of detail provided in the prior week’s forecast.

On Tuesday of each week

(o) a report showing sales (including, without limitation, the gross sales and standard gross margin) by brand (including, without limitation, the healing garden brand) for the prior week and a comparison of actual results to the Borrowers’ forecast delivered pursuant to Item (n) of this Schedule 5.3.

3.18     Amendments to Other Schedules. The schedules to the Credit Agreement that are set forth on Annex 2 hereto are hereby amended and restated as set forth therein.

Section 4.   Representations and Warranties. In order to induce Agent and the Lenders to enter into this Third Amendment, Administrative Borrower, for itself and on behalf of all of the other Borrowers, and the Guarantor hereby represent and warrant that:

4.01         No Default. At and as of the date of this Third Amendment, after giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing.

4.02         Representations and Warranties True and Correct. At and as of the date of this Third Amendment, after giving effect to this Third Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

4.03         Corporate Power, Etc. Administrative Borrower (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby for itself and on behalf of all of the other Borrowers and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Third Amendment and the consummation of the transactions contemplated hereby for itself and on behalf of all of the other Borrowers. Administrative Borrower is entering into this Third Amendment on behalf of all of the other Borrowers in accordance with Sections 14.1 and 17.13 of the Credit Agreement. Guarantor (a) has all requisite corporate power and authority to execute and deliver this Third Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution

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and delivery of this Third Amendment and the consummation of the transactions contemplated hereby.

4.04        No Conflict. The execution, delivery and performance by Administrative Borrower of this Third Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (d) require any unobtained approval or consent of any Person under any material contractual obligation of any Borrower. The execution, delivery and performance by Guarantor of this Third Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to Guarantor, the Governing Documents of Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on Guarantor, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Guarantor, other than Permitted Liens, or (d) require any unobtained approval or consent of any Person under any material contractual obligation of Guarantor.

4.05         Binding Effect. This Third Amendment has been duly executed and delivered by Administrative Borrower (on behalf of itself and all of the other Borrowers) and constitutes the legal, valid and binding obligation of Administrative Borrower (on behalf of itself and all of the other Borrowers), enforceable against Administrative Borrower (on behalf of itself and all of the other Borrowers) in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Third Amendment has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.   Conditions. This Third Amendment shall be effective as of the date (the “Effective Date”) on which all of the following conditions precedent set forth in this Section 5 have been fulfilled:

5.01     Execution of the Third Amendment. Administrative Borrower, Guarantor and the Lenders shall have executed a counterpart of this Third Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to Agent.

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5.02     Execution of Second Amendment to Second Lien Credit Agreement. Agent shall have received a fully executed copy of the Second Amendment to, and Waiver Under, the Second Lien Credit Agreement in the form attached as Exhibit A hereto (the “Second Lien Amendment”).

5.03     Execution of Third Lien Amendments. Agent shall have received a fully executed copy of each of (a) the Waiver and Consent under and Third Amendment to Securities Purchase Agreement and Notes among Parent, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. in the form attached as Exhibit B-1 hereto and (b) the Waiver and Consent under and Third Amendment to Securities Purchase Agreement and Note among Parent, Prencen LLC and Prencen Lending LLC in the form attached as Exhibit B-2 hereto (clauses (a) and (b), collectively, the “Third Lien Amendment”).

5.04     Prentice Capital Equity Investment. Agent shall have received evidence reasonably satisfactory to Agent that one or more entities managed or advised by Prentice Capital Management, L.P. shall have made an additional equity contribution (in the form of preferred stock) to the Administrative Borrower of at least $24,500,000 (the terms of such equity contribution to be reasonably satisfactory to Agent).

5.05     Prepayment of Term Loan A-1. Borrowers shall have prepaid the outstanding Term Loan A-1, on a ratable basis, in an aggregate principal amount of $7,500,000, such that the aggregate outstanding principal amount of the Term Loan A-1 is $30,500,000. Notwithstanding anything to the contrary contained in Section 2.4(b)(i) of the Credit Agreement, for the avoidance of doubt it is agreed among all of the parties hereto that this payment is solely for the benefit of the Lenders of the Term Loan A-1 and is not to be apportioned ratably among all of the Lenders.

5.06     Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

5.07     Opinions, Certificates, Etc.. Agent and the Lenders shall have received legal opinions, certificates, resolutions and other documents relating to the transactions contemplated by this Third Amendment, each in form and substance satisfactory to Agent and the Lenders.

5.08     Payment of Fees and Expenses. Agent and Lenders shall have received all invoiced and unpaid fees and out-of-pocket expenses incurred in connection with the Credit Agreement or the other Loan Documents, including, without limitation, the reasonable fees and disbursements of the Agent’s and the Lenders’ respective counsel and advisors.

5.09     Compliance with Terms. Borrowers shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Borrowers in connection herewith.

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Section 6.   Consent to Second Lien Amendment and the Third Lien Amendment. Agent and the Lenders hereby consent to the Second Lien Amendment and the provisions thereof. Agent and the Lenders hereby consent to the Third Lien Amendment and the provisions thereof.

Section 7.   Payments of Interest on Second Lien Indebtedness. Notwithstanding Section 6.7(d) of the Credit Agreement, Borrowers shall not be permitted to pay in cash the regularly scheduled interest payments in respect of the Second Lien Indebtedness on December 28, 2007 or at any other time during the fiscal year ended February 28, 2009; provided that all such regularly scheduled interest payments in respect of the Second Lien Indebtedness on December 28, 2007 and during the fiscal year ended February 28, 2009 shall be paid in kind by adding the deferred interest payments to the principal balance of the Second Lien Indebtedness.

Section 8.   Amendment Fee. Borrowers shall pay to Agent, for the ratable benefit of the Lenders of the Term Loan A-1, an amendment fee (the “Amendment Fee”) of $2,000,000, which shall be payable in 12 equal monthly installments of $166,666.67 on the first day of each month (commencing on January 1, 2008) by charging such amount to the principal balance of the Term Loan A-1. If Borrowers shall prepay (the date of such prepayment, the “Term Loan A-1 Prepayment Date”) all of the outstanding principal amount of the Term Loan A-1, and all other amounts due and owing in respect of the Term Loan A-1 (other than monthly installments of the Amendment Fee payable after such date), prior to the payment of the 12th installment of $166,666.67 due in respect of the Amendment Fee, then any portion of the Amendment Fee otherwise due and payable in accordance with this Section 8 after the Term Loan A-1 Prepayment Date shall no longer be due and owing and Borrowers will not be obligated to pay any additional portion of the Amendment Fee.

Section 9.   Miscellaneous.

9.01         Continuing Effect; Ratification of Guarantee. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects (including, without limitation, the grant of the security interest under Section 2 of the Security Agreement). Without limiting the generality of the foregoing, Guarantor hereby ratifies and confirms its obligations under the Canadian Guarantee and its guarantee thereunder, which obligations and guarantee shall continue in full force and effect in respect of the Guaranteed Obligations (as defined in the Canadian Guarantee).

9.02         No Waiver; Reservation of Rights. This Third Amendment is limited as specified and the execution, delivery and effectiveness of this Third Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Third Amendment to the contrary, Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default (other than the Applicable Defaults to the extent waived pursuant to Section 2 hereof).

9.03	References.

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(a) From and after the Effective Date, the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Third Amendment.

(b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

9.04         Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.05         Severability. The provisions of this Third Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Third Amendment in any jurisdiction.

9.06         Loan Document; Event of Default. This Third Amendment shall constitute a Loan Document. If Borrowers fail to comply with any covenant hereunder, it shall be an immediate Event of Default.

9.07         Counterparts. This Third Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Third Amendment by any electronic means that reproduces an image of the actual executed signature page shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with Administrative Borrower and Agent.

9.08         Headings; Signature Lines. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose. The fact that a signature line is provided below for a Person does not mean that the Credit Agreement or any other Loan Document previously executed and delivered requires or does not require such Person’s consent for any modifications provided in this Third Amendment or that requesting or obtaining such consent has created or changed any such requirement.

9.09         Binding Effect; Assignment. This Third Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Lenders and Agent and their respective successors and assigns; provided, however, that the rights and obligations of the Credit Parties

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under this Third Amendment shall not be assigned or delegated without the prior written consent of Agent.

9.10         Expenses. Borrowers agree to pay Agent for all reasonable expenses, including reasonable fees of attorneys and paralegals for Agent, incurred by Agent in connection with the preparation, negotiation and execution of this Third Amendment and any document required to be furnished herewith pursuant to the terms of the Credit Agreement.

9.11         Integration. This Third Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ASCENDIA BRANDS, INC.,

a Delaware corporation, as Administrative Borrower on behalf of itself and all other Borrowers

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

30

ASCENDIA BRANDS (CANADA) LTD.
(formerly known as Lander Co. Canada Limited),

as Guarantor

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

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WELLS FARGO FOOTHILL, INC.,

as Agent and a Lender

By:  /s/ Paul G. Chao

Name:  Paul G. Chao

Title:  Senior Vice President

32

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I,

as a Lender

By:	GSO Capital Partners LP as Subadviser to FreidbergMilstein LLC

By:  /s/ Lee M. Shaiman

Name:  Lee M. Shaiman

Title:  Authorized Signatory

FM LEVERAGED CAPITAL FUND I,

as a Lender

By:	GSO Capital Partners LP as Subadviser to FreidbergMilstein LLC

By:  /s/ Lee M. Shaiman

Name:  Lee M. Shaiman

Title:  Authorized Signatory

FM LEVERAGED CAPITAL FUND II,

as a Lender

By:	GSO Capital Partners LP as Subadviser to FreidbergMilstein LLC

By:  /s/ Lee M. Shaiman

Name:  Lee M. Shaiman

Title:  Authorized Signatory

33

FIELD POINT III, LTD.,

as a Lender

By:  /s/ Frederick H. Fogel

Name:  Frederick H. Fogel

Title: Authorized Signatory

SPF CDO I, LTD.,

as a Lender

By:	SPCP Group III LLC,
Its Collateral Manager

By:	Silver Point Capital, L.P.,
Its Manager

By:  /s/ Frederick H. Fogel

Name:  Frederick H. Fogel

Title: Authorized Signatory

SPCP GROUP, L.L.C.,

as a Lender

By:  /s/ Frederick H. Fogel

Name:  Frederick H. Fogel

Title: Authorized Signatory

34

PLAINFIELD DIRECT INC.,

as a Lender

By:  /s/ Thomas X. Fritsch

Name:  Thomas X. Fritsch

Title:  Authorized Individual

35

WATERSHED CAPITAL PARTNERS, L.P.,

as a Lender

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

WATERSHED CAPITAL
INSTITUTIONAL PARTNERS, L.P.,

as a Lender

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

36

EXHIBIT L

SECOND AMENDMENT TO, AND WAIVER UNDER,

CREDIT AGREEMENT

THIS SECOND AMENDMENT TO, AND WAIVER UNDER, CREDIT AGREEMENT (this “Second Amendment”) is made and entered into as of January 15, 2008, by and among Ascendia Brands, Inc., a Delaware corporation, as Administrative Borrower (“Administrative Borrower”) on behalf of itself and all other Borrowers (as defined below), Ascendia Brands (Canada) Ltd., formerly known as Lander Co. Canada Limited, a corporation amalgamated under the laws of Ontario, Canada (the “Guarantor”), the lenders listed on the signatory pages hereof (the “Lenders”), Wells Fargo Foothill, Inc., a California corporation, in its capacity as the collateral agent for the Lenders (the “Collateral Agent”) and Watershed Administrative, LLC, a Delaware limited liability company, as administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, each of Administrative Borrower, Hermes Acquisition Company I LLC, a Delaware limited liability company, Ascendia Real Estate LLC, a New York limited liability company, Ascendia Brands Co., Inc., a New Jersey corporation, Lander Co., Inc., a Delaware corporation, and Lander Intangibles Corporation, a Delaware corporation (each, a “Borrower” and, collectively, the “Borrowers”), have entered into a Credit Agreement dated as of February 9, 2007 (as amended as of October 8, 2007, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), with the Lenders, Collateral Agent and Administrative Agent;

WHEREAS, the Borrowers have failed to comply with the Section 2.4(c)(i) of the Credit Agreement for each of September 30, 2007, October 31, 2007, November 30, 2007 and December 31, 2007 (the “Section 2.4(c)(i) Default”);

WHEREAS, the representations and warranties made by the Borrowers in Sections 4.11 and 4.12(a) of the Credit Agreement are no longer true and correct in material respects and, accordingly, an Event of Default has occurred under Section 7.9 of the Credit Agreement (the “Section 7.9 Default”);

WHEREAS, the Borrowers have failed to comply with the financial covenants set forth in Sections 6.16(a), (b) and (c) for the four quarter period ended November 30, 2007 (the “November 2007 Section 6.16 Defaults”, and together with the Section 2.4(c)(i) Default and the Section 7.9 Default, the “Applicable Defaults”);

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders waive the Applicable Defaults, and Administrative Agent and the Lenders have agreed to do so subject to the terms and conditions set forth herein;

WHEREAS, an Affiliate of Prentice desires to convert a $2,000,000 note (the “Prentice Note”) issued to it by Parent on November 19, 2007 into shares of a new series of preferred stock of Parent (the “Contemplated Prentice Conversion”), and, absent a waiver, such conversion would violate Section 6.7 of the Credit Agreement;

WHEREAS, in connection with the Contemplated Prentice Conversion, Parent desires to pay to the holder of the Prentice Note the accrued but unpaid interest thereon in cash (the “Accrued Interest Payment”), and, absent a waiver, such Accrued Interest Payment would violate Section 6.7 of the Credit Agreement and Section 9 of the Third Lien Intercreditor Agreement;

WHEREAS, Borrowers have requested that Administrative Agent and the Lenders amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein; and

WHEREAS, Borrowers, the Lenders and Administrative Agent wish to amend the Credit Agreement, as provided herein;

NOW, THEREFORE, in consideration of the agreements and provisions herein contained, the parties hereto do hereby agree as follows:

Section 1.   Definitions. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

Section 2.   Waivers and Consent under Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, Administrative Agent and the Lenders hereby (a) waive the Section 2.4(c)(i) Default solely with respect to the failure to make the required prepayment of the First Lien Obligations in an amount equal to the Limiter Excess in respect of the calculations made as of September 30, 2007, October 31, 2007, November 30, 2007 and December 31, 2007, (b) waive the Section 7.9 Default solely with respect to the representations and warranties made by the Borrowers in Sections 4.11 and 4.12(a) of the Credit Agreement on or prior to the Effective Date (as defined below), (c) waive the November 2007 Section 6.16 Defaults solely with respect to the four quarter period ending November 30, 2007, (d) consent to the Contemplated Prentice Conversion and waive the application of Section 6.7 of the Credit Agreement with respect to the Contemplated Prentice Conversion, (e) consent to the Accrued Interest Payment in an aggregate amount not to exceed $35,000 and waive the application of Section 6.7 of the Credit Agreement and Section 9 of the Third Lien Intercreditor Agreement with respect thereto, (f) waive any Default or Event of Default now existing or hereafter arising solely from the failure of Parent to comply with the rules and regulations of the American Stock Exchange in order to maintain a listing of Parent’s securities thereon, including any de-listing of such securities from the American Stock Exchange that results therefrom, (g) agree that, notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall be permitted to pay to the Watershed Lenders (or one or more of their respective Affiliates) the reasonable expenses of counsel incurred by the Watershed Lenders and their Affiliates related to the Borrowers in an aggregate amount not to exceed $350,000, and (h) agree that, notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall be permitted to pay to Prentice (or one or more of its Affiliates) the reasonable expenses of counsel incurred by Prentice and its Affiliates in connection with the equity investment made by Prentice and its Affiliates as contemplated by this Second Amendment in an aggregate amount not to exceed $500,000.

2

Section 3.   Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth herein, the Credit Agreement is hereby amended, effective as of the Effective Date, as follows:

3.01     Amendments to Section 3.2(d) of the Credit Agreement. Section 3.2(d) of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“(d)     no Material Adverse Change shall have occurred since the Second Amendment Effective Date”.

3.02     Amendments to Section 4.11 of the Credit Agreement. Section 4.11 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and inserting the following in lieu thereof: “There has not been a Material Adverse Change with respect to the Credit Parties and their respective Subsidiaries since the Second Amendment Effective Date.”

3.03     Amendments to Section 6.16 of the Credit Agreement. Section 6.16 of the Credit Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“6.16	Financial Covenants.

(a) Minimum EBITDA. Fail to achieve EBITDA, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$(5,093,000)	For the 18-week period ending July 5, 2008
$(4,291,100)	For the 22-week period ending August 2, 2008
$(3,119,600)	For the 26-week period ending August 30, 2008
$(723,800)	For the 31-week period ending October 4, 2008
$1,762,200	For the 35-week period ending November 1, 2008
$2,993,400	For the 39-week period ending November 29, 2008
$5,391,000	For the 44-week period ending January 3, 2009
$6,678,000	For the 48-week period ending January 31, 2009

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$8,109,900	For the 52-week period ending February 28, 2009

An amount determined by the Administrative Agent based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to Administrative Agent (or if such projections are not satisfactory to Administrative Agent or if Borrowers fail to timely deliver such projections, an amount determined by the Administrative Agent but in no event less than $8,920,890), unless otherwise agreed to in writing by Administrative Agent, Required Lenders and Borrowers; provided, that in no event shall the covenant level be less than an amount which is 10% greater than the applicable amount set forth in Section 6.16(a) of the First Lien Credit Agreement

For the 52-week period ending each fiscal month thereafter

(b) Minimum Healing Garden Gross Sales. Fail to achieve Healing Garden Gross Sales, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

4

Applicable Amount	Applicable Period
$7,684,200	For the 18-week period ending July 5, 2008
$9,873,900	For the 22-week period ending August 2, 2008
$12,049,200	For the 26-week period ending August 30, 2008
$16,588,800	For the 31-week period ending October 4, 2008
$20,627,100	For the 35-week period ending November 1, 2008
$23,441,400	For the 39-week period ending November 29, 2008
$25,913,700	For the 44-week period ending January 3, 2009
$28,074,600	For the 48-week period ending January 31, 2009
$30,300,300	For the 52-week period ending February 28, 2009

An amount determined by Administrative Agent based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to Administrative Agent (or if such projections are not satisfactory to Administrative Agent or if Borrowers fail to timely deliver such projections, an amount determined by Administrative Agent but in no event less than $33,330,330), unless otherwise agreed to in writing by Administrative Agent, Required Lenders and Borrowers; provided, that in no event shall the covenant level be less than an amount which is 10% greater than the applicable amount set forth in Section 6.16(b) of the First Lien Credit Agreement

For the 52-week period ending each fiscal month thereafter

5

(c) Minimum Net Sales. Fail to achieve Net Sales, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$37,463,400	For the 18-week period ending July 5, 2008
$46,395,900	For the 22-week period ending August 2, 2008
$55,503,900	For the 26-week period ending August 30, 2008
$73,305,000	For the 31-week period ending October 4, 2008
$86,764,500	For the 35-week period ending November 1, 2008
$97,498,800	For the 39-week period ending November 29, 2008
$110,531,700	For the 44-week period ending January 3, 2009
$120,319,200	For the 48-week period ending January 31, 2009
$130,553,100	For the 52-week period ending February 28, 2009

6

An amount determined by Administrative Agent based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to Administrative Agent (or if such projections are not satisfactory to Administrative Agent or if Borrowers fail to timely deliver such projections, an amount determined by Administrative Agent but in no event less than $143,608,410), unless otherwise agreed to in writing by Administrative Agent, Required Lenders and Borrowers; provided, that in no event shall the covenant level be less than an amount which is 10% greater than the applicable amount set forth in Section 6.16(c) of the First Lien Credit Agreement

For the 52-week period ending each fiscal month thereafter

(d) Minimum Gross Profit. Fail to achieve Gross Profit, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$6,478,200	For the 18-week period ending July 5, 2008
$8,505,000	For the 22-week period ending August 2, 2008
$10,610,100	For the 26-week period ending August 30, 2008
$15,795,000	For the 31-week period ending October 4, 2008
$18,860,400	For the 35-week period ending November 1, 2008
$21,088,800	For the 39-week period ending November 29, 2008

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$25,846,200	For the 44-week period ending January 3, 2009
$28,774,800	For the 48-week period ending January 31, 2009
$31,883,400	For the 52-week period ending February 28, 2009

An amount determined by Administrative Agent based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to Administrative Agent (or if such projections are not satisfactory to Administrative Agent or if Borrowers fail to timely deliver such projections, an amount determined by Administrative Agent but in no event less than $35,071,740), unless otherwise agreed to in writing by Administrative Agent, Required Lenders and Borrowers; provided, that in no event shall the covenant level be less than an amount which is 10% greater than the applicable amount set forth in Section 6.16(d) of the First Lien Credit Agreement

For the 52-week period ending each fiscal month thereafter

8

(e) Minimum Cash Flow. Fail to achieve Cash Flow, measured on a fiscal month-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$(8,674,600)	For the 18-week period ending July 5, 2008
$(5,965,300)	For the 22-week period ending August 2, 2008
$(5,613,300)	For the 26-week period ending August 30, 2008
$(9,704,200)	For the 31-week period ending October 4, 2008
$(11,966,900)	For the 35-week period ending November 1, 2008
$(10,891,100)	For the 39-week period ending November 29, 2008
$(5,361,400)	For the 44-week period ending January 3, 2009
$305,100	For the 48-week period ending January 31, 2009
$1,669,500	For the 52-week period ending February 28, 2009

An amount determined by Administrative Agent based on the projections delivered pursuant to Section 5.3 to the extent such projections are satisfactory to Administrative Agent (or if such projections are not satisfactory to Administrative Agent or if Borrowers fail to timely deliver such projections, an amount determined by Administrative Agent but in no event less than $1,831,500), unless otherwise agreed to in writing by Administrative Agent, Required Lenders and Borrowers; provided, that in no event shall the covenant level be less than an amount which is 10% greater than the applicable amount set forth in Section 6.16(e) of the First Lien Credit Agreement

For the 52-week period ending each fiscal month thereafter

9

(f)  Maximum Capital Expenditures. Permit Capital Expenditures to exceed $2,200,000 in the fiscal year ending February 28, 2009 or in any fiscal year thereafter.

Notwithstanding the foregoing or Section 7.2(a), it shall not be an Event of Default if Borrowers fail to comply with clause (a), (b), (c), (d) or (e) of this Section 6.16 if (a) the amount by which Borrowers failed to comply with any such clause for the applicable period does not exceed $2,000,000 and (b) on or prior to the date on which such covenant is tested, Borrowers shall have paid down the principal amount of the Term Loan A-1 (as such term is defined in the First Lien Credit Agreement) in an aggregate amount equal to at least 75% of the amount by which Borrowers have failed to comply with such covenant for such period in accordance with Section 6.16 as set forth in the First Lien Credit Agreement (satisfaction of both clauses (a) and (b) above is hereinafter referred to as a “Financial Covenant Cure”); provided, however, that in no event shall Borrowers exercise a Financial Covenant Cure (a) with respect to consecutive monthly periods or (b) more than two (2) times at any time prior to February 28, 2009; provided, further, however, that at the time of the Financial Covenant Cure, the Borrower shall have also exercised the Financial Covenant Cure set forth in Section 6.16 of the First Lien Credit Agreement for the applicable period.”

3.04     Amendments to Article VI. Article VI is hereby amended by adding the following new Sections 6.19 and 6.20 at the end thereof:

“6.19   Bonus Payments. Borrowers shall not be permitted to pay, in cash, at any time the guaranteed bonus payment due to Steven Scheyer on February 29, 2008 in the amount of $650,000. Borrowers shall not be permitted to pay the $2,500,000 bonus payment (the “Special Bonus”) that was otherwise scheduled to be paid to Steven Scheyer on January 2, 2008; provided, however, that notwithstanding Section 6.13 or any other provision of this Agreement to the contrary, Parent shall be permitted to reimburse Prencen Lending LLC (which has agreed to pay the full amount of the Special Bonus to Steven Scheyer on the Second Amendment Effective Date) for Prencen Lending LLC’s payment of the Special Bonus in accordance with the

10

following: (i) on April 30, 2008 and on the last business day of each of the next seven (7) subsequent months, Parent shall be permitted to pay Prencen Lending LLC $208,333.33 and (ii) on December 31, 2008, Parent shall be permitted to pay Prencen Lending LLC $833,333.36 (plus any amounts that Parent has previously failed to pay pursuant to clause (i) above), plus the accrued but unpaid interest relating to the payment of the Special Bonus by Prencen Lending LLC.

6.20     Canadian Plant Restructuring. Borrowers shall not take any actions at any time through February 28, 2009 to effect the contemplated restructuring of the manufacturing plant located in Ontario, Canada; provided that Borrowers may sell the stock or assets of Lander Canada as contemplated by clause (e) of the definition of Permitted Dispositions, subject to compliance with Section 2.4(c)(ii).”

3.05     Amendments to Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended as follows:

(a) The definition of “Base Rate Margin” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Base Rate Margin” means, (a) as of any date of determination on or prior to February 28, 2009: in respect of Term Loans that are Base Rate Loans, 11.25 percentage points per annum (provided that (i) with respect to all interest payments on the Term Loans, 3.25 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof and (ii) with respect to all interest payments on the Term Loans made from and after the Second Amendment Effective Date through and including February 29, 2009, the remaining 8.00 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof); and (b) as of any date of determination on or after March 1, 2009: in respect of Term Loans that are Base Rate Loans, 11.25 percentage points per annum (provided that with respect to all interest payments on the Term Loans, 3.25 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof).

(b) The definition of “Change of Control” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Change of Control” means that (a) entities managed by or affiliated with Prentice cease to be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of 50.1%, or more, of the Stock of Parent having the right to vote for the election of members of the Board of Directors, (b a majority of the members of the Board of Directors do not constitute Continuing Directors or (c) except as permitted pursuant to Section 6.3 or 6.4, Parent fails to own and control, directly or indirectly, 100% of the Stock of each of its Subsidiaries.”

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(c) The definition of “Continuing Director” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“Continuing Director” means (a) any member of the Board of Directors who was a director (or comparable manager) of Parent on the Second Amendment Effective Date, and (b) any individual who becomes a member of the Board of Directors after the Second Amendment Effective Date if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the Second Amendment Effective Date in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Parent and whose initial assumption of office resulted from such contest or the settlement thereof.”

(d) The definition of “EBITDA” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“EBITDA” means, with respect to any fiscal period, Parent’s and its Subsidiaries’ consolidated net earnings (or loss), minus interest income, plus interest expense, income taxes, depreciation and amortization, plus non-cash extraordinary losses and non-cash recurring charges, plus fees paid by the Borrowers in connection with the services of AlixPartners, LLP (or another consulting firm used by the First Lien Lenders) to the extent such services have been performed on behalf of the First Lien Lenders. Notwithstanding the foregoing, the calculation of EBITDA shall exclude any gains or losses related to foreign exchange items. For the purposes of calculating EBITDA for any period of four consecutive fiscal quarters (each, a “Reference Period”), if at any time during such Reference Period (and after the Closing Date) Borrowers or any of their Subsidiaries shall have made a Permitted Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto in accordance with Regulation S-X promulgated under the Exchange Act or in such other manner acceptable to the Administrative Agent as if the Permitted Acquisition occurred on the first day of such Reference Period.”

(e) The definition of “LIBOR Rate Margin” is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

“LIBOR Rate Margin” means (a) as of any date of determination on or prior to February 28, 2009: in respect of Term Loans that are LIBOR Rate Loans, 12.25 percentage points per annum (provided that (i) with respect to all interest payments on the Term Loans, 3.25 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof and (ii) with respect to all interest payments on the Term Loans made from and after the Second Amendment Effective Date through and including February 29, 2009, the remaining 9.00 percentage

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points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof); and (b) as of any date of determination on or after March 1, 2009: in respect of Term Loans that are LIBOR Rate Loans, 12.25 percentage points per annum (provided that with respect to all interest payments on the Term Loans, 3.25 percentage points per annum shall not be paid in cash but instead shall be paid-in-kind by being added to the principal balance thereof).

(f)  The following new defined terms are hereby inserted in proper alphabetical order:

(i)

“Cash Flow” means, without duplication, with respect to any fiscal period and with respect to Parent and its Subsidiaries, determined on a consolidated basis, in accordance with GAAP (to the extent applicable), the amount equal to (a) EBITDA for such period, plus (b) the amount related to items that were added to or not deducted from net income in calculating EBITDA to the extent such items represented non-cash expenses, less (c) Capital Expenditures permitted pursuant to Section 6.16 and made during such period in cash (to the extent not financed with proceeds of Indebtedness), less (d) payments of interest on Indebtedness to the extent paid in cash during such period, less (e) payments of taxes paid in cash during such period, less (f) regularly scheduled or otherwise mandatory payments of principal of Indebtedness to the extent paid in cash during such period, less (g) payments of bonuses to management to the extent paid in cash during such period, less (h) increases in Working Capital for such period, plus (i) decreases in Working Capital for such period.

(ii)

“Gross Profit” means, with respect to any applicable monthly period, Parent and its Subsidiaries’ consolidated gross profit (or loss), determined in accordance with GAAP and excluding any gains or losses related to foreign exchange items.

(iii)

“Healing Garden Gross Sales” means, for any applicable monthly period, the gross invoiced sales generated by Parent and its Subsidiaries in respect of the healing garden brand as reported pursuant to clause (o) of Schedule 5.3 to the Credit Agreement (excluding any gains or losses related to foreign exchange items).

(iv)

“Net Sales” means, with respect to any applicable monthly period, Parent and its Subsidiaries’ consolidated net sales, determined in accordance with GAAP and excluding any gains or losses related to foreign exchange items.

(v)	“Second Amendment” means the Second Amendment to, and Waiver under, Credit Agreement dated as of January 15, 2008,

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among the Administrative Borrower, Ascendia Brands (Canada) Ltd., Collateral Agent, Administrative Agent and the Lenders.

(vi)	“Second Amendment Effective Date” means the “Effective Date” under the Second Amendment.
(vii)

“Working Capital” means, without duplication, with respect to any fiscal period and with respect to Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, (i) the sum of Parent’s and its consolidated subsidiaries current assets (consisting of accounts receivable, other receivables, inventories and prepaid expenses, but excluding cash and cash equivalents, any prepaid or deferred income Taxes, income Taxes receivable and other income Tax assets) minus (ii) the sum of Parent’s and its consolidated subsidiaries current liabilities (consisting of ordinary course accounts payable, accrued expenses (including, without limitation, interest), commissions and salaries and other current liabilities, but excluding Indebtedness and deferred or current federal income Taxes payable).

3.06     Amendments to Schedule 5.3. The ninth and tenth rows (including clauses (n) and (o) thereof) of Schedule 5.3 to the Credit Agreement are hereby amended as follows:

On Tuesday of each week

(n) a forecast of Parent’s and its Subsidiaries’ consolidated cash flows for its next 13 weeks, together with a detailed reconciliation of the prior week’s forecast to actual performance, on an item-by-item basis that matches the level of detail provided in the prior week’s forecast.

On Tuesday of each week

(o) a report showing sales (including, without limitation, the gross sales and standard gross margin) by brand (including, without limitation, the healing garden brand) for the prior week and a comparison of actual results to the Borrowers’ forecast delivered pursuant to Item (n) of this Schedule 5.3.

3.07     Amendments to Other Schedules. The schedules to the Credit Agreement that are set forth on Annex 1 hereto are hereby amended and restated as set forth therein.

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Section 4.   Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Second Amendment, Administrative Borrower, for itself and on behalf of all of the other Borrowers, and the Guarantor hereby represent and warrant that:

4.01         No Default. At and as of the date of this Second Amendment, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

4.02         Representations and Warranties True and Correct. At and as of the date of this Second Amendment, after giving effect to this Second Amendment, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

4.03         Corporate Power, Etc. Administrative Borrower (a) has all requisite corporate power and authority to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby for itself and on behalf of all of the other Borrowers and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Second Amendment and the consummation of the transactions contemplated hereby for itself and on behalf of all of the other Borrowers. Administrative Borrower is entering into this Second Amendment on behalf of all of the other Borrowers in accordance with Sections 14.1 and 17.13 of the Credit Agreement. Guarantor (a) has all requisite corporate power and authority to execute and deliver this Second Amendment and to consummate the transactions contemplated hereby and (b) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Second Amendment and the consummation of the transactions contemplated hereby.

4.04        No Conflict. The execution, delivery and performance by Administrative Borrower of this Second Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to any Borrower, the Governing Documents of any Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on any Borrower, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any Borrower, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Borrower, other than Permitted Liens, or (d) require any unobtained approval or consent of any Person under any material contractual obligation of any Borrower. The execution, delivery and performance by Guarantor of this Second Amendment will not (a) violate any provision of federal, state, or local law or regulation applicable to Guarantor, the Governing Documents of Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on Guarantor, (b) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Guarantor, (c) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Guarantor, other than Permitted Liens, or (d) require any unobtained approval or consent of any Person under any material contractual obligation of Guarantor.

4.05         Binding Effect. This Second Amendment has been duly executed and delivered by Administrative Borrower (on behalf of itself and all of the other Borrowers) and

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constitutes the legal, valid and binding obligation of Administrative Borrower (on behalf of itself and all of the other Borrowers), enforceable against Administrative Borrower (on behalf of itself and all of the other Borrowers) in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Second Amendment has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.   Conditions. This Second Amendment shall be effective as of the date (the “Effective Date”) on which all of the following conditions precedent set forth in this Section 5 have been fulfilled:

5.01     Execution of the Second Amendment. Administrative Borrower, Guarantor and the Lenders shall have executed a counterpart of this Second Amendment and shall have delivered (including by way of telefacsimile or electronic mail) the same to Administrative Agent.

5.02     Execution of Third Amendment to First Lien Credit Agreement. Administrative Agent shall have received a fully executed copy of the Third Amendment to, and Waiver Under, the First Lien Credit Agreement in the form attached as Exhibit A hereto (the “First Lien Amendment”).

5.03     Execution of Third Lien Amendments. Agent shall have received a fully executed copy of each of (a) the Waiver and Consent under and Third Amendment to Securities Purchase Agreement and Notes among Parent, Watershed Capital Partners, L.P. and Watershed Capital Institutional Partners, L.P. in the form attached as Exhibit B-1 hereto and (b) the Waiver and Consent under and Third Amendment to Securities Purchase Agreement and Note among Parent, Prencen LLC and Prencen Lending LLC in the form attached as Exhibit B-2 hereto (clauses (a) and (b), collectively, the “Third Lien Amendment”).

5.04     Prentice Capital Equity Investment. Administrative Agent shall have received evidence reasonably satisfactory to Administrative Agent that one or more entities managed or advised by Prentice Capital Management, L.P. shall have made an additional equity contribution (in the form of preferred stock) to the Administrative Borrower of at least $24,500,000 (the terms of such equity contribution to be reasonably satisfactory to Administrative Agent).

5.05     Prepayment of Term Loan A-1. Borrowers shall have prepaid the outstanding Term Loan A-1 under the First Lien Credit Agreement, on a ratable basis, in an aggregate principal amount of $7,500,000, such that the aggregate outstanding principal amount of the Term Loan A-1 under the First Lien Credit Agreement is $30,500,000.

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5.06     Representations and Warranties. As of the Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

5.07     Opinions, Certificates, Etc.. Agent and the Lenders shall have received legal opinions, certificates, resolutions and other documents relating to the transactions contemplated by this Second Amendment, each in form and substance reasonably satisfactory to Agent and the Lenders.

5.08     Payment of Fees and Expenses. Administrative Agent and Lenders shall have received all invoiced and unpaid fees and out-of-pocket expenses incurred in connection with the Credit Agreement or the other Loan Documents, including, without limitation, the reasonable fees and disbursements of the Administrative Agent’s and the Lenders’ respective counsel and advisors.

5.09     Compliance with Terms. Borrowers shall have complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by Borrowers in connection herewith.

Section 6.   Consent to First Lien Amendment and the Third Lien Amendment. Administrative Agent and the Lenders hereby consent to the First Lien Amendment and the provisions thereof. Administrative Agent and the Lenders hereby consent to the Third Lien Amendment and the provisions thereof.

Section 7.   Miscellaneous.

7.01         Continuing Effect; Ratification of Guarantee. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects (including, without limitation, the grant of the security interest under Section 2 of the Security Agreement). Without limiting the generality of the foregoing, Guarantor hereby ratifies and confirms its obligations under the Canadian Guarantee and its guarantee thereunder, which obligations and guarantee shall continue in full force and effect in respect of the Guaranteed Obligations (as defined in the Canadian Guarantee).

7.02         No Waiver; Reservation of Rights. This Second Amendment is limited as specified and the execution, delivery and effectiveness of this Second Amendment shall not operate as a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Notwithstanding anything contained in this Second Amendment to the contrary, Administrative Agent and the Lenders expressly reserve the right to exercise any and all of their rights and remedies under the Credit Agreement, any other Loan Document and applicable law in respect of any Default or Event of Default (other than the Applicable Defaults to the extent waived pursuant to Section 2 hereof).

7.03         References.

(a) From and after the Effective Date, the Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in

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connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Second Amendment.

(b) From and after the Effective Date, (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby and (ii) all references in the Credit Agreement, the other Loan Documents or any other agreement, instrument or document executed and delivered in connection therewith to “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

7.04         Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.05         Severability. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Second Amendment in any jurisdiction.

7.06         Loan Document; Event of Default. This Second Amendment shall constitute a Loan Document. If Borrowers fail to comply with any covenant hereunder, it shall be an immediate Event of Default.

7.07         Counterparts. This Second Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Second Amendment by any electronic means that reproduces an image of the actual executed signature page shall be equally effective as delivery of a manually executed counterpart. A complete set of counterparts shall be lodged with Administrative Borrower and Administrative Agent.

7.08         Headings; Signature Lines. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose. The fact that a signature line is provided below for a Person does not mean that the Credit Agreement or any other Loan Document previously executed and delivered requires or does not require such Person’s consent for any modifications provided in this Second Amendment or that requesting or obtaining such consent has created or changed any such requirement.

7.09         Binding Effect; Assignment. This Second Amendment shall be binding upon and inure to the benefit of the Credit Parties, the Lenders and Administrative Agent and their respective successors and assigns; provided, however, that the rights and obligations of the Credit Parties under this Second Amendment shall not be assigned or delegated without the prior written consent of Administrative Agent.

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7.10         Expenses. Borrowers agree to pay Administrative Agent for all reasonable expenses, including reasonable fees of attorneys and paralegals for Administrative Agent, incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and any document required to be furnished herewith pursuant to the terms of the Credit Agreement.

7.11         Integration. This Second Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ASCENDIA BRANDS, INC.,

a Delaware corporation, as Administrative Borrower on behalf of itself and all other Borrowers

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

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ASCENDIA BRANDS (CANADA) LTD.

(formerly known as Lander Co. Canada Limited),

as Guarantor

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

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WATERSHED ADMINISTRATIVE, LLC,

as Administrative Agent

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

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WELLS FARGO FOOTHILL, INC.,

as Collateral Agent

By:  /s/ Paul G. Chao

Name:  Paul G. Chao

Title:  Senior Vice President

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WATERSHED CAPITAL PARTNERS, L.P.

as a Lender

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

WATERSHED CAPITAL

INSTITUTIONAL PARTNERS, L.P.,

as a Lender

By:  /s/ Meridee A. Moore

Name:  Meridee A. Moore

Title:  Senior Managing Member

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EXHIBIT M

AMENDMENT NO. 1 TO SUBORDINATED NOTE

AMENDMENT NO. 1 (this “Amendment”) dated as of January 15, 2008 to SUBORDINATED NOTE (as amended, modified or supplemented prior to the date hereof, the “Note”) dated as of February 9, 2007, among ASCENDIA BRANDS, INC., a Delaware corporation (the “Obligor”), and COTY, INC., a Delaware corporation (together with any permitted transferee of this Note, the “Holder”). All capitalized terms used but not defined herein shall have the same meanings herein as in the Note. The parties hereto hereby agree as follows:

ARTICLE I: AMENDMENTS

Section 1.1. Definitions. Section 4(a) of the Note is hereby amended such that each definition set forth below which is also set forth in the Note is hereby amended and restated in its entirety as set forth below.

“First Lien Loan Documents” shall mean the credit agreement and the other loan documents dated as of even date herewith (as such credit agreement may be amended, restated or otherwise modified from time to time) by and among the Obligor, as borrower, the Subsidiaries of the Obligor party thereto, and Wells Fargo Foothill, Inc. and/or the other first lien lenders who are or may become party thereto, and the administrative agent named therein.

“Second Lien Loan Documents” shall mean the credit agreement and the other loan documents dated of even date herewith (as such credit agreement may be amended, restated or otherwise modified from time to time) by and among the Obligor, as borrower, the Subsidiaries of the Obligor party thereto, and the Watershed Lenders and/or the other second lien lenders who are or may become party thereto, and the administrative agent named therein.

“Senior Debt Cap” shall mean, at any time, an amount equal to (i) $300,000,000 (plus any capitalized interest on the Third Lien Loan Documents) less (ii) the total aggregate amount (including any capitalized interest) of the indebtedness under the Third Lien Loan Documents that is or has been converted into Common Stock.

Section 1.2. No Novation. Section 20 is hereby added to the Note as set forth below.

20.          No Novation. This Amendment is not in any way intended to constitute a novation of the obligations and liabilities existing under the Note or evidence payment of all or any portion of such obligations and liabilities.

ARTICLE II: MISCELLANEOUS

Section 2.1. No Waiver. Except as otherwise provided herein, this Amendment shall not (a) constitute a modification, acceptance or waiver with respect to any other term, provision or condition of the Note or any other instrument or agreement referred to therein or (b) except as contemplated hereunder, prejudice any right or remedy that the Holder may now have or may have in the future under or in connection with the Note or any other instrument or agreement referred to therein and all obligations of the Obligor and rights of the Holder thereunder shall remain in full force and effect.

Section 2.2. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Obligor may assign or otherwise transfer any of its rights or Obligations hereunder without the prior written consent of Holder (and any attempted assignment or transfer by any Obligor without such consent shall be null and void).

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Section 2.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 2.4. Headings. Article and section headings are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 2.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 2.6. Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ASCENDIA BRANDS, INC.

By:  /s/ Steven R. Scheyer

Name:  Steven R. Scheyer

Title:  President and Chief Executive Officer

Acknowledged and Agreed:

COTY, INC.

By:  /s/ Jules Kaufman

Name:  Jules Kaufman

Title:  Senior Vice President and General Counsel

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